                                                                   EXHIBIT 10.13

                        LITTELFUSE, INC. RETIREMENT PLAN

                             AS AMENDED AND RESTATED

                            EFFECTIVE JANUARY 1, 2008

                                TABLE OF CONTENTS

INTRODUCTION ..............................................................    1

SECTION 1. DEFINITIONS; PARTICIPATION .....................................    3

   Section 1.1. Definitions ...............................................    3
   Section 1.2. Participation .............................................   17
   Section 1.3. Leave of Absence and Termination of Service ...............   18
   Section 1.4. Reemployment...............................................   19
   Section 1.5. Transfer to or from Status as an Eligible Employee ........   24
   Section 1.6. Participation and Benefits for Current and Former Leased
                   Employees ..............................................   26
   Section 1.7. Rights of Other Employees to Participate ..................   27

SECTION 2. NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME .................   29

   Section 2.1. Normal Retirement and Retirement Income ...................   29
   Section 2.2. Early Retirement and Retirement Income ....................   30
   Section 2.3. Disability Retirement and Retirement Income ...............   34
   Section 2.4. Benefits Other Than on Retirement .........................   34

SECTION 3. SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS ...............   40

   Section 3.1. Optional Forms of Retirement Income .......................   40
   Section 3.2. Lump-Sum Payment of Small Retirement Income ...............   43
   Section 3.3. Benefits Applicable to Participant Who Has Been or Is
                   Employed by Two or More Employers ......................   44
   Section 3.4. No Duplication of Benefits ................................   44
   Section 3.5. Funding of Benefits Through Purchase of Life Insurance
                   Contract or Contracts ..................................   44

SECTION 4. GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS ...................   46

   Section 4.1. Special Provisions Regarding Amount and Payment of
                   Retirement Income ......................................   46
   Section 4.2. Limitations on Benefits Required by the Internal Revenue
                   Service ................................................   52
   Section 4.3. Benefits Nonforfeitable if Plan is Terminated .............   54
   Section 4.4. Merger of Plan ............................................   54
   Section 4.5. Termination of Plan and Distribution of Trust Fund ........   54
   Section 4.6. Special Provisions That Apply If Plan Is Top-Heavy ........   56


                                       (i)

                                TABLE OF CONTENTS

SECTION 5. MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS ................   63

   Section 5.1. Participants to Furnish Required Information ..............   63
   Section 5.2. Beneficiaries .............................................   63
   Section 5.3. Contingent Beneficiaries ..................................   64
   Section 5.4. Participants' Rights in Trust Fund ........................   65
   Section 5.5. Benefits Not Assignable ...................................   65
   Section 5.6. Benefits Payable to Minors and Incompetents ...............   65
   Section 5.7. Conditions of Employment Not Affected by Plan .............   66
   Section 5.8. Notification of Mailing Address ...........................   66
   Section 5.9. Written Communications Required ...........................   67
   Section 5.10. Claims and Appeals .......................................   67
   Section 5.11. Credit for Qualified Military Service ....................   68
   Section 5.12. Participant Litigation ...................................   68

SECTION 6. MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER ................   70

   Section 6.1. Contributions .............................................   70
   Section 6.2. Employer's Contributions Irrevocable ......................   70
   Section 6.3. Forfeitures ...............................................   70
   Section 6.4. Amendment of Plan .........................................   70
   Section 6.5. Termination of Plan .......................................   71
   Section 6.6. Expenses of Administration ................................   72
   Section 6.7. Formal Action by Employer .................................   72

SECTION 7. ADMINISTRATION .................................................   73

   Section 7.1. Administration by Committee ...............................   73
   Section 7.2. Officers and Agents of Committee ..........................   73
   Section 7.3. Action by Committee .......................................   73
   Section 7.4. Rules and Regulations of Committee ........................   74
   Section 7.5. Powers of Committee .......................................   74
   Section 7.6. Duties of Committee .......................................   74
   Section 7.7. Indemnification of Members of Committee ...................   75
   Section 7.8. Actuary ...................................................   76
   Section 7.9. Fiduciaries ...............................................   76
   Section 7.10. Applicable Law ...........................................   77


                                      (ii)

                                TABLE OF CONTENTS

SECTION 8. TRUST FUND .....................................................   78

   Section 8.1. Purpose of Trust Fund .....................................   78
   Section 8.2. Benefits Supported Only by Trust Fund .....................   78
   Section 8.3. Trust Fund Applicable Only to Payment of Benefits .........   78

First Supplement Certain Participants in Former Plans .....................   79

Second Supplement Minimum Distribution Rules ..............................   86

Third Supplement Section 415 Limitations ..................................   91


                                      (iii)

                        LITTELFUSE, INC. RETIREMENT PLAN

                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2008

                                  INTRODUCTION

The Retirement Plan for Non-Exempt Employees of Tracor, Inc., and Its Affiliates, the Retirement Plan for Exempt Employees of Tracor, Inc., and Its Affiliates and the Retirement Trust for Employees of Tracor, Inc., and Its Affiliates, were adopted by Littelfuse, Inc., an Illinois corporation, effective as of January 1, 1976 as an amendment and restatement of the retirement plan that was previously maintained on behalf of certain of its employees as set forth in a group annuity contract that was issued by Continental Assurance Company effective January 1, 1961.

The said Retirement Plan for Non-Exempt Employees of Tracor, Inc., and Its Affiliates and Retirement Plan for Exempt Employees of Tracor, Inc., and Its Affiliates were subsequently amended and restated in their entirety effective as of January 1, 1989 and consolidated into one plan instrument which has been known on and after January 1, 1989 as the Retirement Plan for Employees of Tracor, Inc., and Its Affiliates. Such plan had been administered and maintained as a separate plan with respect to Littelfuse, Inc., an Illinois corporation, and its eligible employees.

The operating assets of Littelfuse, Inc., an Illinois corporation ("Predecessor Littelfuse") were sold to Littelfuse, Inc., a Delaware corporation ("Successor Littelfuse") effective as of December 27, 1991, and the employees of Predecessor Littelfuse were transferred to Successor Littelfuse. As a result of such sale, Successor-Littelfuse and the other employers participating in the Retirement Plan for Employees of Tracor, Inc., and Its Affiliates were no longer members of the same controlled group of corporations. Successor Littelfuse had provided for the continuation of the retirement plan and trust that were being maintained on behalf of the eligible employees of Predecessor Littelfuse but desired that on and after January 1, 1992 the provisions of the retirement plan and trust agreement which applied to its eligible employee be set forth in instruments that were separate and distinct from the instruments that applied to the other employers that had been participating in the Retirement Plan for Employees of Tracor, Inc., and Its Affiliates and the Retirement Trust for Employees of Tracor, Inc., and Its Affiliates.

In order to effectuate such desire of Successor Littelfuse, the aforementioned Retirement Plan for Employees of Tracor, Inc., and Its Affiliates, insofar as it applied to Successor Littelfuse and its employees, was amended and was restated in its entirety effective as of January 1, 1992 and was renamed the LITTELFUSE, INC. RETIREMENT PLAN, and the aforementioned Retirement Trust for Employees of Tracor, Inc., and Its Affiliates, insofar as it applied to Successor Littelfuse and its employees, was amended and was restated in its entirety effective as of January 1, 1992, and titled LITTELFUSE, INC. RETIREMENT TRUST. The Plan was amended and restated in its entirety as of January 1, 1997, and three amendments have subsequently been adopted to the Plan.

In order to incorporate all prior amendments, to conform to changes required by the Economic Growth and Tax Relief Reconciliation Act of 2001, the Pension Funding Equity Act of 2004, the

Pension Protection Act of 2006, and other applicable laws, regulations and administrative authority, the Littelfuse, Inc. Retirement Plan is being amended and restated in its entirety effective as of January 1, 2008, except as otherwise stated in the Plan; provided, however, that any change made by this restatement that is not required by applicable law shall be subject to the ratification of the Board of Directors of Littelfuse, Inc., and if not so ratified shall be null and void.

SECTION 1. DEFINITIONS; PARTICIPATION.

     Section 1.1. Definitions. (A) The following terms as used herein shall, have the meanings stated below unless a different meaning is plainly required by the context:

          (1) "Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date" shall mean the monthly retirement income, payable in the manner described in Section 2.1(C) hereof commencing at the Participant's Normal Retirement Date, which he has accrued as of a given date and shall be equal to the product of:

               (a) the monthly retirement income to which the Participant would have been entitled on his Normal Retirement Date in accordance with the provisions of Section 2.1(B) hereof (before applying the maximum restrictions imposed by the Third Supplement) if his employment continued uninterrupted after such given date until his Normal Retirement Date and using his Final Average Monthly Compensation and Monthly Covered Compensation determined as of such given date in lieu of the corresponding amounts determined as of his Normal Retirement Date, multiplied by

               (b) the fraction in which the numerator is the Credited Service that he has accrued to such given date and the denominator is the Credited Service that he would accrue on his Normal Retirement Date if he continued in fulltime service of the Employer after such given date until his Normal Retirement Date;

     provided, however, that the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date which a Participant has accrued as of a given date shall not exceed an amount that is actuarially equivalent as of such given date to that amount which would cause the monthly retirement income payable to or on behalf of the Participant under the Plan to be in excess of the maximum amount of retirement income permitted under the Third Supplement to the Plan; and provided further, however, that the provisions of Section 4.6 hereof shall apply in determining the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy.

          (2) "Annuity Starting Date" shall have the meaning assigned in Section 417(f) of the Internal Revenue Code and regulations issued with respect thereto and shall be the first day of the first period for which an amount is payable (not the actual date of payment) as an annuity or any other form.

          Unless otherwise qualified by the context, the regularly scheduled Annuity Starting Date of a Participant shall be:

               (a) in the case of the benefit payable under Section 2.1 or 2.2 in the event of his normal or early retirement, the first day of the month coincident with or next following the date of his retirement; and

               (b) in the case of the benefit payable under Section 2.4(A) in the event of termination of service with a vested benefit, the Participant's Normal Retirement Date or, if applicable, the first day of the month prior to his Normal Retirement Date that the Participant has elected in accordance with the provisions of Section 2.4(A) to start receiving the benefits to which he is entitled under such section;

     provided however, if the Participant elects pursuant to the provisions of
     Section 3.1 hereof a later commencement date, his Annuity Starting Date shall be such later date of commencement specified in his election, or, if the Participant continues in the service of the Employer beyond his Required Beginning Date, his Annuity Starting Date shall be his Required Beginning Date.

          (3) "Beneficiary" shall mean the person or persons on whose behalf benefits may be payable under the Plan after a Participant's death in accordance with the provisions hereof.

          (4) "Break in Service" shall mean:

               (a) in determining the right of an Employee to participate in the Plan following a termination of his service, a Plan Year which immediately follows the Plan Year in which his date of termination of service occurs, during which the Employee does not receive credit for any Hours of Service; and

               (b) in determining the right to the reinstatement of an Employee's Credited Service and Vesting Service following a termination of his service, a period of severance of 12 consecutive months or longer that immediately follows an Employee's date of termination of service and immediately precedes the date, if any, on which he next performs an Hour of Service.

          (5) "Committee" shall mean the Retirement Committee appointed from time to time to administer the Plan pursuant to the provisions of Section
     7.1 hereof.

          (6) "Company" shall mean Littelfuse, Inc., a Delaware corporation, and its successor or successors.

          (7) "Compensation" shall mean the sum of:

               (a) the amount of base pay or wages actually paid during a calendar year to an Employee by the Employer for services rendered, based upon the regularly scheduled work week of the Employee; by way of illustration and not by way of limitation, the base pay or wages of an Employee shall include sales commissions, shift differential payments, piece-meal premiums, team leader, group leader and working supervisor premiums and flight pay; and the base pay or wages of an Employee shall exclude any pay or wages that he receives for hours worked that are in excess of his regularly scheduled number of hours of work during any given work week and shall also exclude all completion bonuses, management bonuses, Christmas bonuses, referral bonuses, and all other bonuses, overtime pay, severance pay paid in a lump sum at termination, unused vacation pay paid in a lump sum at termination, cost-of living allowances, taxable tuition reimbursements and all other extraordinary compensation;

          plus

               (b) amounts, if any, that would have been includable in the Employee's Compensation under (a) above for such calendar year if they had not been deferred by the Employee through a plan of deferred compensation under Section 401(k) of the Internal Revenue Code or under a salary reduction agreement pursuant to Section 125 or 132(f) of said Code;

     provided however, that the annual Compensation of a Participant for any given calendar year or other specified 12-consecutive-month period, which is taken into account with respect to contributions to the Plan and to benefits accruing under the Plan on and after January 1, 1989, shall not exceed the maximum annual compensation that may be taken into account under
     Section 401(a)(17) of the Internal Revenue Code and regulations issued with respect thereto (the "IRC Section 401(a)(17) Annual Compensation Limit").

     The IRC Section 401(a)(17) Annual Compensation Limit with respect to any given calendar year or other specified 12-consecutive-month period shall be equal to $200,000 or such increased or decreased amount, as the case may be, that applies as of the January 1 coincident with or immediately preceding the beginning of such given calendar year or other specified 12-consecutive-month period, pursuant to the provisions of Section 401(a)(17) of the Internal Revenue Code, as amended, and rules and regulations issued with respect thereto.

     In the event that Compensation under the Plan is determined based on a period of time that contains fewer than 12 calendar months, the IRC Section 401(a)(17) Annual Compensation Limit for that period of time shall be equal to the IRC Section 401(a)(17) Annual Compensation Limit for the calendar year during which such period of time begins multiplied by the fraction in which the numerator is the number of full months in such period of time and the denominator is 12.

     Any provisions herein to the contrary notwithstanding, a Participant's accrued benefit as of December 31, 1993 shall not be reduced due to the IRC
Section 401(a)(17) Annual Compensation Limit imposed effective as of January 1, 1994 on the amount of his Compensation. In the event that the IRC Section 401(a)(17) Annual Compensation Limit is reduced effective as of any date subsequent to January 1, 1994, a Participant's accrued benefit immediately prior to the date that such reduction becomes effective shall not be reduced due to the reduction in such limit.

     For purposes of the definition of Compensation under this 1.1(A)(7), effective for Plan Years beginning after December 31, 2002, amounts under
Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

          (8) "Controlled Group Member" shall mean:

               (a) the Employer;

               (b) any division of the Employer which is not geographically located at the principal place of business of such Employer and which has not adopted and is not participating in the Plan in accordance with the provisions of Section 1.7 hereof;

               (c) any subsidiary of the Employer which has not adopted and is not participating in the Plan in accordance with the provisions of
          Section 1.7 hereof;

               (d) any other corporation or association that is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to
          Section 1563(a)(4) and Section 1563(e)(3)(C) of said Code;

               (e) any trade or business (whether or not incorporated) that is under common control with the Employer as determined in accordance with Section 414(c) of the Internal Revenue Code and regulations issued thereunder;

               (f) any service or other organization that is a member of an affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) with respect to which the Employer is a member, and

               (g) any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Internal Revenue Code.

          (9) "Credited Service" shall mean the total period of an Employee's service with the Employer, computed in completed months, during the period beginning on his Last Date of Commencement of Service and ending on the date of his retirement or termination of service or, where applicable, ending on such other date as is specified hereunder; provided, however, that the following provisions shall apply with respect to any period of such an Employee's service that would be included in his Credited Service in accordance with the provisions above:

               (a) any complete calendar month that the Employee is absent from the service of the Employer will be excluded from his Credited Service unless he receives regular Compensation from the Employer for all or any portion of such calendar month and except as otherwise provided below;

               (b) any absence due to the Employee's engagement in military service will, except as provided below, be included in his Credited Service if such absence is covered by a leave of absence granted by the Employer or is by reason of compulsory military service and provided that such Employee returns from such absence within the period of time prescribed in Section 1.3 hereof;

               (c) any period of an Employee's service prior to the Effective Date of the Plan that was either included with or excluded from the service used to determine his accrued retirement income under the Superseded Plan for any reason specified under the terms of the Superseded Plan as in effect on the day immediately preceding the Effective Date of the Plan shall be included with or excluded from, as the case may be, his Credited Service under the provisions of the Plan; and

               (d) the provisions of Section 1.4 hereof shall apply in the case of an Employee who is reemployed with a reinstatement of Credited Service accrued prior to his Last Date of Commencement of Service and the provisions of Section 1.5 hereof shall apply in the case of an Employee who is transferred to or from his status as an eligible Employee.

          (10) "Designated Nonparticipating Employer" shall mean:

               (a) any Controlled Group Member that is not an Employer as defined herein; and

               (b) any other corporation, association, proprietorship, partnership or other business organization that (i) is not an Employer as defined herein and (ii) the Company, by formal action on its part in the manner described in Section 6.7 hereof, designates on the basis of a uniform policy applied without discrimination as a "Designated Nonparticipating Employer" for the purposes of the Plan.

          (11) "Earliest Annuity Commencement Date" is:

               (a) the first day of the month coincident with or next following the date of termination of the Participant's service if he has satisfied the age and service requirements to be eligible for a normal or early retirement benefit under the provisions hereof as of such termination date; or

               (b) the earliest date as of which the Participant could elect to start receiving retirement income payments under the provisions of
          Section 2.4(A) hereof if his service were terminated and he had not satisfied the age and service requirements to be eligible for a normal or early retirement benefit under the provisions hereof as of such termination date.

          (12) "Effective Date of the Plan" shall mean January 1, 1992 or such later date as of which the Plan first became effective with respect to the particular Employer concerned.

          (13) "Eligibility Computation Period" shall mean the 12-consecutive-month period that is used for the purpose of determining a year of service for eligibility to participate in the Plan. Initially, the Eligibility Computation Period shall be the 12-consecutive-month period beginning on the Employee's Last Date of Commencement of Service and ending with the first anniversary of his Last Date of Commencement of Service; provided however, if the Employee fails to complete 1,000 Hours of Service in such initial Eligibility Computation Period, the Eligibility Computation Period shall mean the Plan Year, and the first of such Plan Year Eligibility Computation Periods shall be the Plan Year that overlaps the first anniversary of the Employee's Last Date of Commencement of Service.

          (14) "Employee" shall mean any person who is a common law employee of an Employer, or a leased employee with respect to an Employer as defined in
     Section 414(n) of the Code.

          (15) "Eligible Employee" shall mean any Employee other than:

               (a) an Employee who is employed at any division or branch of any Employer that is formed or acquired by or merged into the Employer after the Effective Date of the Plan unless the Employer, by formal action on its part in the manner described in Section 6.7 hereof, provides that such persons who are employed at such division or branch shall, subject to the provisions of (b) and (c) below, be eligible for participation in the Plan in accordance with the provisions hereof;

               (b) an Employee who is a participant and is accruing benefits (or who, upon his satisfaction of any age and service requirements specified thereunder as a condition of participation, will be eligible to become a participant and accrue benefits) under any other qualified defined benefit pension plan maintained by the Employer or to which the Employer makes contributions on his behalf based upon his employment with the Employer, or

               (c) an Employee who is included in a unit of persons employed by the Employer who are covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer if retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer and such persons are not required by that agreement to be covered in the Plan.

               (d) leased employees described in Code Section 414(n), or any person retained to perform services for an Employer as an independent contractor or as an employee of a third party (whether or not a leased employee as defined in Code Section 414(n)), regardless of whether such person is subsequently determined to be a common law employee for purposes of any tax or other law.

          (16) "Employer" shall mean, collectively or distributively as the context may indicate, the Company and any other corporations, associations, joint ventures, proprietorships, partnerships or other business organizations that have adopted and are participating in the Plan in accordance with the provisions of Section 1.7 hereof; provided however, such term shall not include any division of any Employer which is not geographically located at the principal place of business of such Employer and shall not include any subsidiary of any Employer, unless said division or subsidiary has adopted and is participating in the Plan in accordance with the provisions of Section 1.7 hereof. If the Plan is adopted on behalf of the Employees of one or more, but less than all, divisions of an employer, the term "Employer" shall apply only to the division or divisions on behalf of whose Employees the Plan has been adopted.

          (17) "Final Average Monthly Compensation" shall mean the Participant's average monthly Compensation from the Employer for the five consecutive calendar years, out of the 10 completed calendar years immediately preceding the first day of the month coincident with or next following the date as of which his service terminates for any reason (or, where applicable, immediately preceding such other date as is specified hereunder), that give the highest average monthly rate of Compensation for the Participant.

     The Participant's average monthly rate of Compensation will be determined by dividing the total Compensation received by him during such five-calendar-year period by the number of months for which he received Compensation from the Employer in such five-calendar-year period.

     In computing Final Average Monthly Compensation for a Participant who has returned to the active service of the Employer following a full calendar year or calendar years during which he did not receive any regular Compensation from the Employer because of a leave of absence granted by the Employer or because of his reemployment with a reinstatement of his prior Vesting Service and Credited Service as described in Section 1.4 hereof, such full calendar year or calendar years during which he did not receive any regular Compensation from the Employer shall be ignored or excluded in determining the 10 calendar years and the five consecutive calendar years to be used in determining the Participant's Final Average Monthly Compensation at a subsequent date.

          (18) "Highly Compensated Employee" shall mean an Employee who is a "highly compensated employee" within the meaning of Section 414(q) of the Internal Revenue Code and regulations issued with respect thereto. For Plan Years beginning after December 31, 1996, for purposes of this definition, the Employee will be a Highly Compensated Employee only if he was in the top-paid group for the preceding Plan Year. The term "top-paid group" includes all Employees who are among the highest paid 20%, but excluding the following Employees unless the Employer elects not to exclude them: (i) Employees who have not completed six months of service; (ii) Employees who normally work less than 17-1/2 hours per week; (iii) Employees who normally work not more than six months a year; (iv) Employees who are included in a unit of Employees covered by a collective bargaining agreement, except as otherwise provided in the regulations; (v) Employees who have not attained the age of 21; and (vi) Employees who are nonresident aliens and receive no U.S.-source earned income from the Employer.

          (19) "Hour of Service" shall mean each hour for which an Employee is directly or indirectly paid, or is entitled to payment, by the Employer (including any predecessor business of an Employer conducted as a corporation, partnership or proprietorship) for (a) the performance of duties or (b) reasons other than the performance of duties, including but not limited to vacation, holidays, sickness, disability, paid layoff and similar paid periods of nonworking time. Such Hours of Service shall be credited to the Employee for the period in which such duties were performed or in which occurred the period during which no duties were performed. An Hour of Service also includes each hour, not credited above, for which backpay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These Hours of Service shall be credited to the Employee for the period to which the award or agreement pertains. The number of Hours of Service to be credited to an Employee for any period shall be governed by Sections 2530.200b-2(b) and 2530.2001-2(c) of Part 2530 of Subchapter C of Chapter XXV of Title 29 of the Code of Federal Regulations (Department of Labor regulations relating to minimum, standards for employee pension benefit plans).

          (20) "Initial Vesting Date" shall mean the earlier to occur of the following dates:

               (a) the date on which the Participant has completed five years of Vesting Service;

          or

               (b) the date on which the Participant attains his Normal Retirement Age;

     provided however, that the provisions of Section 4.6 hereof shall apply in determining the Initial Vesting Date of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy; and provided further that the Initial Vesting Date of a Participant shall not be earlier than the Effective Date of the Plan.

          (21) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as now or hereafter amended from time to time.

          (22) "Last Date of Commencement of Service" shall mean:

               (a) if the Employee's service has not been previously terminated in accordance with the provisions hereof, the date on which he first performs an Hour of Service; or

               (b) if the Employee's service has been previously terminated in accordance with the provisions hereof, the first day following his last termination of service on which he performs an Hour of Service;

     provided however, that the provisions of Section 1.4(A) hereof shall apply in determining the Last Date of Commencement of Service of any Employee whose service is terminated and who is reemployed on or after the Effective Date of the Plan and prior to his incurring a Break in Service.

          An Employer may at the time of its initial adoption of the Plan provide, with respect to all or any specified classification of its Employees, that the Last Date of Commencement of Service for the purposes of determining the Credited Service and Vesting Service of such Employees shall not be earlier than a specified date, which is later than the otherwise applicable date described above but is not later than the date as of which the Plan first became effective with respect to such Employer, and may provide that such specified date will be different for the purposes of determining the eligibility to participate in the Plan, the Credited Service and the Vesting Service of such Employees; provided however, that the date established to determine the Vesting Service of such Employees shall not be later than the date as of which such Employer became a Controlled Group Member of any other Employer participating in the Plan or, if later, the date as of which the Plan or Superseded Plan became effective with respect to such other Employer.

          The Last Date of Commencement of Service of an Employee by a predecessor or acquired business shall not be earlier than the date of such merger or acquisition unless the Employer provides that a uniformly applied earlier date or dates will be used for the purposes of the Plan.

          (23) "Monthly Covered Compensation" shall be equal to one-twelfth of the "covered compensation," within the meaning of Section 401(1)(5)(E) of the Internal Revenue Code and regulations and rulings issued pursuant thereto, as determined for the year prior to the year of the Participant's termination of employment, that applies to the Participant based upon his year of birth.

          (24) "Normal Retirement Age" shall mean the older of:

               (a) age 65 years; or

               (b) the Participant's age on the fifth anniversary of the date of commencement of his Vesting Service.

          (25) "Normal Retirement Date" shall mean the first day of the month coincident with or next following the date on which the Participant attains his Normal Retirement Age.

          (26) "Participant" shall mean:

               (a) any active Eligible Employee who has satisfied the requirements of Section 1.2 hereof;

               (b) any former Eligible Employee who has satisfied the requirements of Section 1.2 hereof, whose service has not been terminated but who has subsequently been transferred from his status as an Eligible Employee as described in Section 1.5 hereof; and

               (c) any retired or terminated Eligible Employee who has vested rights to benefits under the provisions of the Plan;

          (27) "Plan" shall mean the Littelfuse, Inc. Retirement Plan, as amended and restated effective as of January 1, 2008 as set forth in this document and as it may hereafter be amended from time to time.

          (28) "Plan Year" shall mean the calendar, policy or fiscal year on which the records of the Plan are kept as reported from time to time by the plan administrator to the Internal Revenue Service. The Plan Year, unless subsequently changed in accordance with rules or regulations issued by the Internal Revenue Service or Department of Labor, shall be the calendar year.

          (29) "Post Payment Recalculation Date" shall have the meaning assigned in Section 2.1(D) hereof.

          (30) "Qualified Joint and Survivor Annuity" means an annuity that (a) is payable for the life of the Participant with a survivor annuity payable for the life of his spouse which is not less than 50% and is not greater than 100% of the amount of the annuity which is payable during the joint lives of the Participant and his spouse and (b) is the actuarial equivalent of the monthly retirement income payable to the Participant for life under the provisions of the Plan.

          (31) "Qualified Joint and 50% Survivor Annuity Option" shall have the meaning assigned in Option 4 in Section 3.1 hereof, with the Participant's spouse on his Annuity Starting Date as the joint pensioner.

          (32) "Qualified Preretirement Survivor Annuity" shall mean the minimum death benefit, if any, described in Section 4.1(D) hereof that may be payable to the spouse of a Participant who dies prior to his Annuity Starting Date.

          (33) "Required Beginning Date" shall have the meaning assigned in
     Section 401(a)(9) of the Internal Revenue Code and shall mean April 1 of the later of the year following the year in which the Participant attains the age of 70-1/2 or terminates his employment; provided that if any Participant is a 5-percent owner (within the meaning of Section 416 of the Internal Revenue Code) in the year in which he attains at 70-1/2, his Required Beginning Date shall be the April 1 of the following year regardless of whether he has terminated his employment.

          (34) "Social Security Retirement Age" shall have the meaning given such term by Section 415(b)(8) of the Internal Revenue Code and shall be:

               (a) age 65 years for a Participant whose date of birth is prior to January 1, 1938;

               (b) age 66 years for a Participant whose date of birth is on or after January 1, 1938 and is prior to January 1, 1955; and

               (c) age 67 years for a Participant whose date of birth is on or after January 1, 1955.

          (35) "Superseded Plan" shall mean, collectively or distributively, as the context may indicate, the qualified retirement plan, if any, that was maintained by an Employer for its Eligible Employees prior to the Effective Date of the Plan and that the Plan represents an amendment and restatement thereof. Such term specifically shall include, but shall not be limited to, the Retirement Plan for Employees of Tracor, Inc., and Its Affiliates as in effect from January 1, 1989 through December 31, 1991, the Retirement Plan for Non-Exempt Employees of Tracor, Inc., and Its Affiliates as in effect from January 1, 1976 through December 31, 1988, the Retirement Plan for Exempt Employees of Tracor, Inc., and Its Affiliates as in effect from January 1, 1976 through December 31, 1988 and the retirement plan maintained from January 1, 1961 through December 31, 1975 by Littelfuse, Inc. on behalf of certain of its Employees as set forth in that group annuity contract providing a group annuity fund that was issued by the Continental Assurance Company effective January 1, 1961. References to the Superseded Plan as of any given date shall refer to the provisions as set forth under the terms of the applicable document describing such qualified retirement plan as amended and in effect on such given date prior to the Effective Date of the Plan.

          (36) "Supplement" shall mean any supplement that is attached to and made a part of the Plan and that either describes provisions of the Plan that apply only to Employees of an Employer or Employers specified in such Supplement, or that includes language limiting benefits payable under the Plan required to conform to certain provisions of the Internal Revenue Code.

          (37) "Trust" and "Trust Fund" shall mean the trust fund established pursuant to the terms of the Trust Agreement.

          (38) "Trust Agreement" shall mean the Littelfuse, Inc. Retirement Trust, as set forth in the trust agreement of that title, and as such trust agreement may be amended from time to time.

          (39) "Trustee" shall mean the corporate trustee or trustees or the individual trustee or trustees, as the case may be, appointed from time to time pursuant to the provisions of the Trust Agreement to administer the Trust Fund maintained for the purposes of the Plan.

          (40) "Vested Percentage" shall mean the percentage specified in
     Section 2.4(A)(1) hereof in which the Participant has a nonforfeitable right to his accrued benefit attributable to Employer contributions, based upon his number of years of Vesting Service and his age as of the date that such percentage is being determined; provided, however, that the Vested Percentage of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy shall be subject to the provisions of
     Section 4.6 hereof.

          (41) "Vesting Service" shall mean the total period of elapsed time, computed in years and days, during the period beginning on the Employee's Last Date of Commencement of Service and ending on his date of retirement or termination of service

     (or, where applicable, ending on such other date as is specified hereunder); provided, however, that:

                    (a) the first 12 months of any continuous absence during
               such period will be included in the Employee's Vesting Service but the portion, if any, of such absence that is in excess of 12 months will be excluded from his Vesting Service, except that any period of such absence that is included in his Credited Service will also be included in his Vesting Service;

                    (b) the provisions of Section 1.3 hereof shall apply in the case of an Employee who has a maternity or paternity absence, the provisions of Section 1.4 hereof shall apply in the case of an Employee who is reemployed with a reinstatement of Vesting Service accrued prior to his Last Date of Commencement of Service, the provisions of Section 1.5 hereof shall apply in the case of an Employee who is transferred to or from his status as an eligible Employee and the provisions of Section 1.6 hereof shall apply in the case of an Employee who has previously been employed as a leased employee; and

                    (c) with respect to any Participant in the Plan whose
               Vesting Service includes service accrued prior to January 1, 1989 while in the employment of the Company, the Vesting Service attributable to his employment prior to January 1, 1990 shall not be less than the "Vesting Service" that he would have accrued prior to January 1, 1990 under the terms of the Superseded Plan if the terms of the Superseded Plan as in effect on December 31, 1988 had continued without change until January 1, 1990.

                    (d) Notwithstanding anything in the Plan to the contrary,
               with respect to individuals who were employed by Teccor Electronics, Inc., a Texas corporation, or any of its subsidiaries ("Teccor") on July 6, 2003, for purposes of Vested Service, service completed with Teccor shall be treated as being completed with the Employer

          (B) The terms "actuarially equivalent," "equivalent actuarial value," "actuarial equivalent" and similar terms as used herein mean equality in value of the aggregate amounts expected to be received under different forms of payment based upon the same mortality and interest rate assumptions, which shall be determined as follows:

               (1) Unless specifically provided otherwise under the provisions hereof, the mortality and interest rate assumptions used in computing benefits payable on behalf of a Participant upon his retirement or termination of employment and upon the exercise of optional forms of retirement income under the Plan shall be as follows:

                    (a) the mortality assumptions shall be based upon the
               applicable mortality table prescribed by the Secretary of the Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code. For purposes of the foregoing, the "applicable mortality table" for distributions with Annuity Starting Dates beginning during 2008 is the mortality table set forth in Revenue Ruling 2007-67, and for distributions with Annuity Starting Dates beginning in Plan Years after 2008 the applicable mortality table will be the mortality table specified for the Plan Year by the Secretary of the Treasury pursuant to Section 417(e)(3) as amended by the Pension Protection Act of 2006, each which applicable mortality table is incorporated herein by this reference; and

                    (b) the interest rate assumption shall be 6%;

               (2) Any of the provisions of Subsection (1) above to the contrary notwithstanding, if payment to any Participant (or his Beneficiary) is either (i) an actuarially equivalent lump-sum distribution or (ii) any other actuarially equivalent form of distribution that provides payments in the form of a decreasing annuity or that provides payments for a period less than the life of the Participant (or, in the case of a preretirement death benefit payable to the Beneficiary of a Participant prior to the commencement of retirement income payments to the Participant, for a period less than the life of such Beneficiary), the monthly income payable to such Participant (or Beneficiary) under the applicable provisions of the Plan (or Supplement hereto) shall first be determined (using, if necessary to determine the amount of such monthly income, the mortality and interest assumptions specified in Subsection (1)(a) and Subsection (1)(b) above). Such monthly income shall then be converted to such actuarially equivalent lump-sum distribution or such other actuarially equivalent form of distribution that provides payments in the form of a decreasing annuity or that provides payments for a period that may be less than the life of the recipient, whichever form of distribution is applicable, using the following mortality and interest assumptions:

                    (a) the mortality assumptions shall be based upon the
               applicable mortality table described in Section 1.1(B)(1)(a) above (using the mortality table specified in Revenue Ruling 2001-62 for Plan Years prior to 2008); and

                    (b) effective January 1, 1996, the interest rate assumption will be the applicable rate of interest based on the annual rate of interest on 30-year Treasury securities rate for November of the year prior to the Plan Year in which the Participant's benefit hereunder is paid will be used to calculate Lump Sums. Beginning in February 2002, in light of the decision by the United States Department of Treasury to suspend issuance of 30-year bonds, and to theretofore cease publication of the annual rate of interest on 30-year Treasury securities, the "annual rate of interest on 30-year Treasury securities" for a particular month will be based on such written guidance as may be issued from time to time by the Internal Revenue Service describing the appropriate 30-year Treasury interest rate to use for purposes of
               Section 417(e)(3).

                    For each Plan Year commencing with 2008, the interest rate shall be a blended rate, equal to the sum of the interest rate on 30-year Treasury securities, as determined in the preceding paragraphs, multiplied by the applicable percentage from the following table, plus the applicable segment rate, as determined under Section 417(e)(3) of the Internal Revenue Code as amended by the Pension Protection Act of 2006 for November of the year preceding the commencement of the Plan Year, multiplied by the applicable percentage from the following table:

                      PERCENTAGE FOR 30-YEAR        PERCENTAGE FOR
     PLAN YEAR        TREASURY SECURITY RATE   APPLICABLE SEGMENT RATE
     ---------        ----------------------   -----------------------
        2008                    80                        20
        2009                    60                        40
        2010                    40                        60
        2011                    20                        80
2012 and thereafter              0                       100

     provided, however, that such amount shall not be less than the minimum amount required under Section 417(e)(3) of the Internal Revenue Code; and provided further, the amount of any such distribution to or on behalf of any Participant who was a participant in the Superseded Plan as of October 31, 1991 and whose Credited Service includes service which was accrued prior to November 1, 1991 shall not be less than the actuarial equivalent, computed using the Unisex Pension Mortality Table Projected to 1984 (UP-1984 Table) and 6% interest, of the benefit which would have been payable on his behalf under the provisions of the Superseded Plan as in effect on October 31, 1991 if (i) the provisions of the Superseded Plan as in effect on such date had continued without change and (ii) the "Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date" or, if the date of his retirement or termination of service is on or after his Normal Retirement Date, the accrued monthly normal retirement income, whichever is applicable, that is used to compute such benefit under such provisions were equal to the "Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date" or, if his Normal Retirement Date was on or prior to November 1, 1991, the monthly normal retirement income, as the case may be, that he had accrued as of October 31, 1991 under the provisions of the Superseded Plan as in effect on such date.

          (3) For the purposes of Subsection (2) above, a joint and survivor annuity form of payment which may decrease upon the death of the Participant or his joint pensioner shall be deemed to be a non-decreasing annuity.

          (4) For the 2000 and 2001 Plan Years, actuarial equivalence shall be calculated using either the mortality and interest rate assumption in paragraph (B)(1) or paragraph (B)(2), whichever paragraph produces the greatest benefit to the Participant.

     (C) The term "single-sum value" as used herein shall mean the actuarially computed present value, as of a given date, of the retirement income payments for which it is determined based upon the interest and mortality assumptions specified in the provisions of the Plan. Unless specifically provided otherwise under the provisions hereof, the single-sum value as of a given date of a Participant's accrued benefit that is scheduled to commence at a later date shall be discounted for both interest and mortality from such scheduled commencement date to such given date.

     (D) The terms "herein," "hereof," "hereunder" and similar terms refer to this document, including the Trust Agreement of which this document is a part, unless otherwise qualified by the context.

     (E) The pronouns "he," "him" and "his" used in the Plan shall also refer to similar pronouns, of the feminine gender unless otherwise qualified by the context.

     Section 1.2. Participation.

     (A) Continuation of Participation of Superseded Plan Participants and Retroactive Amendments to Superseded Plan. Each person who was a participant in the Superseded Plan, if any, of the Employer as of the day immediately preceding the Effective Date of the Plan will become a Participant in the Plan on the Effective Date of the Plan; provided, however, that any such Participant who had retired or whose service had been terminated prior to the Effective Date of the Plan and who is (i) not an active Employee of an Employer or (ii) in the employment of a Designated Nonparticipating Employer or (iii) on a leave of absence granted by an Employer or Designated Nonparticipating Employer as of the Effective Date of the Plan shall be entitled on and after the Effective Date of the Plan to only those benefits, if any, to which he is entitled on and after the Effective Date of the Plan under the provisions of the Superseded Plan, and he and his Beneficiaries shall not be entitled to any additional benefits under the Plan as set forth herein unless he reenters the service of an Employer after the Effective Date of the Plan or unless the Plan is amended on or after the Effective Date of the Plan specifically to provide otherwise; provided further, however, that:

          (1) the provisions of the Plan governing the availability and payment of optional forms of settlement and governing the payment of small retirement incomes shall be applied with respect to such persons in the same manner as though the Superseded Plan had been amended to incorporate similar provisions, and those forms of payment that are available under the provisions of the Plan shall be the only forms of payment that are available on and after January 1, 1992 to such persons and their beneficiaries, except, with respect to such benefits accrued prior to the Effective Date of the Plan, (i) if a form of payment could be elected under the provisions of the Superseded Plan at the sole discretion of the participant or his beneficiary, such form of payment shall be available to him on and after the Effective Date of the Plan and (ii) if a form of payment had been duly elected and duly approved and is in effect on December 31, 1988 under the provisions of the Superseded Plan, such elected form of payment will continue in effect unless it is or has been subsequently revoked or changed on or after January 1, 1989 (a change of beneficiaries under the election will not be considered to be a revocation or change in such election so long as the change in beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such elected form of payment) and provided that such form .of payment complies with the provisions of Section 401(a)(9) of the Internal Revenue Code and regulations and rulings issued with respect thereto; and

          (2) if the benefits that are payable on behalf of any such Participant under the provisions of the Superseded Plan require modification in order to comply with any qualified domestic relations order under Section 414(p) of the Internal Revenue Code or to comply with any other provisions of said Code, the terms and benefits of the Superseded Plan will be considered to have been modified with respect to the Participant affected to the extent necessary to comply with such required modification.

     (B) Participation of Other Eligible Employees. Each Eligible Employee who does not become a Participant in accordance with the provisions of Section 1.2(A) above and who is in the service of the Employer on or after the Effective Date of the Plan will become a Participant in the Plan on the later to occur of the following dates:

          (1) the date that immediately follows the first Eligibility Computation Period during which he completes at least 1,000 Hours of Service; or

          (2) the Effective Date of the Plan;

provided, however, that any such Eligible Employee whose service has not been terminated but who is absent from the active service of the Employer on such date that he is first eligible to become a Participant in the Plan as described above will become a Participant hereunder as of the date of his return to active service with the Employer. In no event shall any Employee who is not an Eligible Employee become a Participant pursuant to this Section 1.2(B).

     (C) Participation Following Reemployment. The above provisions of this
Section 1.2 describe the date on which an Eligible Employee will initially become a Participant in the Plan. In the event that an Employees service is terminated and he subsequently reenters the service of the Employer, the date on or after the date of his reentry as of which he will become a Participant in the Plan is subject to the provisions of Section 1.4 hereof.

     (D) Notwithstanding anything in the Plan to the contrary, with respect to individuals who were employed by Teccor Electronics, Inc., a Texas corporation, or any of its subsidiaries ("Teccor") on July 6, 2003, for purposes of Section 1.2, service completed with Teccor shall be treated as being completed with the Employer.

     Section 1.3. Leave of Absence and Termination of Service. Any absence from the active service of the Employer by reason of an approved absence granted by the Employer because of accident, illness, layoff with the right of recall or military service, or for any other reason on the basis of a uniform policy applied by the Employer without discrimination, will be considered a leave of absence for the purposes of the Plan and will not terminate an Employee's service provided he returns to the active service of the Employer at or prior to the expiration of his leave or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

     Absence from the active service of the Employer because of voluntary or involuntary engagement in military service will not terminate the service of an Employee and will be treated under the Plan as a leave of absence granted by the Employer if both (1) he is entitled under applicable Federal law to reemployment by the Employer upon his discharge from active duty and (2) he returns to the active service of the Employer within the period of time during which time he has reemployment rights under any applicable Federal law or within 60 days from and after discharge or separation from such engagement if no Federal law is applicable.

     If the Employee does not return to the active service of the Employer at or prior to the expiration of his leave of absence as above defined, his service will be considered terminated as of the earliest to occur of (i) the date on which his leave of absence expired, (ii) the first anniversary of the date on which his leave of absence began or (iii) the date of his resignation, quit, discharge or death; provided however, that if any such Employee, who is on a leave of absence and who was a Participant in the Plan or Superseded Plan on the date on which his leave began, is prevented from his timely return to the active service of the Employer because of his death, he shall, nevertheless, be entitled, if he meets the requirements necessary to qualify therefor, to a death benefit as provided in Section 2.4 hereof, determined as though he returned to active service immediately preceding the date of his death.

     If an Employee has an absence from the service of the Employer which begins on or after January, 1985 and is due to the pregnancy of the Employee, the birth of a child of the Employee or the placement of a child with the Employee in connection with the adoption of such child by such Employee or is for the purpose of caring for such child for a period beginning immediately following such birth or placement, the rights of such Employee under the Plan shall not be less favorable to the Employee than those rights that he would have had if he had been granted a one-year leave of absence beginning on the date on which his absence began. If the service of such Employee is terminated during such absence, the date of termination of such Employee for purposes of determining his accrued Vesting Service shall be deemed to be the first anniversary of the date on which such absence began and the rights of such Employee under Section
1.4 hereof to a reinstatement of his previous Credited Service and Vesting Service upon his reemployment shall not be less favorable to the Employee than those corresponding rights that he would have under such section if the date of termination of his service had been the second anniversary of the date on which his absence began and if the length of such Employee's Break in Service were based on that termination date. In determining the right of such Employee under
Section 1.4 hereof to resume participation in the Plan following his reemployment, the length of his Break in Service shall exclude the Plan Year following the date on which his absence began.

     In the event that an Employee's service with the Employer is interrupted because of any absence from the active service of the Employer which is not deemed a leave of absence as defined above, his service will be considered terminated as of the date of his retirement, quit, discharge, resignation or death or, if earlier, as of the first anniversary of the date of such interruption for any other reason.

     Transfers of an Employee's service among the Employers and Designated Nonparticipating Employers shall not be deemed interruptions of his service and shall not constitute a termination of service for the purposes of the Plan.

     Section 1.4. Reemployment.

     (A) Reemployment Prior to Incurring a Break in Service. If any Eligible Employee, whose service is terminated on or after the Effective Date of the Plan, reenters the active service of the Employer and performs an Hour of Service within the 12-month period immediately following the date of termination of his service, the Credited Service which he had accrued as of the date of termination of his service shall be reinstated. On and after such reentry, any such Eligible Employee shall be treated in determining his eligibility to participate in the Plan and in determining the Vesting Service that he accrues under the Plan in the same manner as though he had been on an unpaid leave of absence granted by the Employer during the period between such date that his service was previously terminated and such date of reentry. However, if any such Eligible Employee was entitled to a benefit under Section 2.1, 2.2 or 2.4(A) hereof prior to his reentry, his rights under the Plan on and after his date of reentry shall be determined under Section 1.4(B), 1.4(C) or 1.4(D) below, whichever is applicable, except that his reinstated Vesting Service shall not be less than that determined under the above provisions of this Section 1.4(A).

     (B) Reemployment of Vested Terminated Participant Prior to Commencement of Payments. If a Participant's service is terminated on or after his Initial Vesting Date for a reason other than his normal retirement or early retirement as described in Sections 2.1 and 2.2 hereof, respectively, and he subsequently reenters the active service of the Employer prior to his Annuity Starting Date, and such Participant has not prior to his reentry received the full actuarially equivalent value of the benefit provided on his behalf under Section 2.4(A)(1), he will become a Participant upon the date of such reentry and will be entitled to a reinstatement of the Vesting Service and Credited Service that he had accrued on the date of termination of his service in lieu of the benefits to which he was entitled on such date under Section 2.4(A)(1); provided, however, that the benefit payable to such Participant commencing at Normal Retirement Date shall not be less than the amount to which he was entitled under Section 2.4(A)(1) hereof prior to his reentry into the service of the Employer.

     (C) Reemployment of Retired or Vested Terminated Participant After Commencement of Payments.

          (1) If a Participant, whose service is terminated on or after the Effective Date of the Plan and who has received a portion but not all of the retirement income to which he is entitled under the provisions of
     Section 2.1, 2.2 or 2.4(A)(1) hereof subsequently reenters the active service of the Employer on or after his Annuity Starting Date, he shall become a Participant upon the date of such reentry and the following provisions shall apply:

               (a) If the date of his reentry is prior to his Required Beginning Date, subject to the provisions of Sections 1.4(C)(2) and 2.1(D) hereof, no retirement income payments shall be made during the period of such reemployment. Upon the subsequent retirement or termination of Service of such a Participant, his benefit under the Plan shall be determined in the same manner as that of a vested terminated Participant whose retirement income payments have not commenced and who subsequently reenters the service of the Employer as described in
          Section 1.4(B) above, except that the benefit payable under the Plan to or on behalf of such Participant upon his subsequent retirement or termination of service shall be reduced on an actuarially equivalent basis by an amount equal to the sum of the retirement income payments that he received under the provisions of Section 2.1, 2.2, 2.4(A) or
          3.1 hereof, whichever is applicable, prior to such reentry into the service of the Employer; provided however, that the monthly retirement income payable to any such Participant on and after the date of his subsequent retirement shall not be less than the retirement income that would have been payable on and after such date if he had not reentered the service of the Employer but had continued to receive his retirement income payments during the period of his reemployment; and provided further, however, if any such Participant reenters the active service of the Employer on or after his Normal Retirement Date, the monthly retirement income payable on behalf of such Participant in accordance with the provisions of Section 2.1 upon his subsequent retirement shall not be less than the amount that can be provided on an actuarially equivalent basis by the single-sum value required, as of such date of reentry, to provide the retirement income that otherwise would have been payable on his behalf after such date of reentry, accumulated with interest from such date of reentry to the date of his subsequent retirement or termination of service.

          (b) If the date of his reentry is on or after his Required Beginning Date, he shall continue to receive the benefits to which he is entitled on and after such date, and any future benefits that he accrues after his Required Beginning Date shall be determined in accordance with the provisions of Section 411(b)(1)(H) of the Internal Revenue Code and regulations issued with respect thereto in a manner similar to that described in Section 2.1(D) hereof.

     (2) In lieu of having his retirement income payments discontinued and his benefit payable upon his subsequent retirement or termination determined in accordance with the provisions of Section 1.4(C)(1) above, any such Participant, whose Vested Percentage at the date of his retirement or termination of service was 100%, who is receiving retirement income payments under the Plan and who reenters the active service of the Employer on less than a full-time basis, may, upon such reentry elect in writing filed with the Committee to continue to receive his retirement income payments after his reemployment in the same manner as though he had not reentered the service of the Employer. Any such Participant whose retirement income payments are continued in accordance with the provisions above shall be treated as if he then first entered the service of the Employer except that:

          (a) upon the date after his reentry that he satisfies the requirements to become a Participant in the Plan, he shall become a Participant, retroactively, as of the date of his reentry; provided, however, if the date of his reentry is during the Plan Year in which the date of his retirement or termination of service occurred or is during the next following Plan Year, he shall become a Participant as of the date of his reentry;

          (b) upon his becoming a Participant, he shall be entitled to a reinstatement of the Vesting Service that he had accrued as of the date of his previous retirement, or termination of service; and

          (c) he shall not accrue any additional Credited Service during any "reemployment benefit accrual computation period" that he is credited with less than 1,000 Hours of Service. The "reemployment benefit accrual computation period" of any such Participant shall mean the 12-month period beginning on the date of his reentry and on each anniversary of such date.

The benefit which any such Participant accrues after the date of his reentry, which is payable to such Participant or his Beneficiary upon his subsequent retirement or termination of service, shall be limited to the amount that can be provided by the actuarial equivalent of the monthly retirement income, if any, that he accrues subsequent to such date of reentry based upon his Credited Service and Final Average Monthly Compensation determined in the same manner as though he first entered the service of the Employer on the date on or after his reentry that he commences to accrue additional Credited Service; provided, however, that such income that such a Participant accrues subsequent to his date of reentry shall not cause the actuarial equivalent of the total income payable on behalf of the Participant under the Plan to exceed the amount that would have been payable if he had not elected to continue to receive his retirement income after his reemployment and if the Credited Service that he accrues after his reentry were restricted as provided in (c) above. The retirement income that is continued during the period of reemployment of any such Participant who is reemployed on less than a full-time basis shall be discontinued if the Participant is employed on a full-time basis at any time after his reentry. If the retirement income of any such Participant is subsequently discontinued, his benefit under the Plan shall be determined under this Section 1.4(C) (and not under Section 1.4(A) above) as though his service had been terminated on the date that his retirement income was discontinued and as though he had reentered the service of the Employer immediately thereafter.

     (D) Reemployment after Full Settlement. If a Participant's service has been terminated on or after the Effective Date of the Plan for any reason and he was entitled, upon such termination, to a monthly retirement income under the provisions of Section 2.1, 2.2 or 2.4(A)(1) hereof and he reenters the active service of the Employer after the full actuarial equivalent value of such retirement income has been paid on his behalf, he shall become a Participant on the date of his reentry and shall be entitled to a reinstatement of the Vesting Service and Credited Service that he had accrued as of such previous date of termination, but the benefit payable under the Plan to or on behalf of such Participant upon his subsequent retirement or termination of service shall be reduced by the actuarially equivalent value of such retirement income that has been previously paid on his behalf.

     (E) Reemployment of Other Employees. Any other former Employee who is not included under the provisions of Section 1.4(A), 1.4(B), 1.4(C), or 1.4(D) above and who subsequently reenters the active service of the Employer following his termination of service will be treated as though he then first entered the service of the Employer; provided, however, that:

          (1) with respect to any such Employee whose service is terminated on or after the Effective Date of the Plan, if the number of years and days included in his Break in Service is less than either five years or the number of years and days of Vesting Service that he had accrued as of the date of termination of his service, such Employee, upon the date immediately following the first Eligibility Computation Period after his reentry during, which he completes at least 1,000 Hours of Service, shall
     (i) become a Participant in the Plan retroactively to the first day of such Eligibility Computation Period and (ii) be entitled to a reinstatement of the Credited Service and Vesting Service that he had accrued as of such previous date of termination of service; provided, however, if any such Employee reenters the active service of the Employer as an Employee prior to his incurring a Break in Service, the date on which he will become a Participant in the Plan following the date of his reentry shall not be later than the date on which he would have become a Participant if he had been on a leave of absence during the period between the date of his previous termination of service and the date of his reentry;

          (2) with respect to any such Employee whose service was terminated prior to the Effective Date of the Plan (while the Superseded Plan was in effect with respect to the Employer by which he was employed at the date of termination of his service) and who had reentered the active service of the Employer prior to the Effective Date of the Plan or who reenters the active service of the Employer on or after the Effective Date of the Plan, his rights under the Plan with respect to the period of his service prior to such date of reentry into the service of the Employer shall be determined under the applicable provisions of the Superseded Plan as in effect on the date of his prior termination of service; and

          (3) with respect to any such Employee, who (i) is not included in (1) above and whose service is or has been terminated either before, on or after the Effective Date of the Plan, (ii) had completed at least two years of Credited Service as of the date of termination of his service, (iii) had reentered or reenters the service of the Employer on or after January 1, 1985, and (iv) completes at least 10 years of Credited Service after the date of his reentry, such Employee shall be entitled, as of the date after his reentry on which he completes 10 years of Credited Service, to a reinstatement of the Credited Service that he had accrued on the date of such previous termination of his service and to a reinstatement of Vesting Service equal to the number of years of Credited Service which are reinstated as of such date in accordance with the above provisions.

     (F) Reemployment of Employee Who Does Not Qualify as an Eligible Employee. The rights of any terminated Employee of the Employer who was not an Eligible Employee on the date of termination of his service and who is reemployed in a status in which he qualifies as an Eligible Employee shall be determined in accordance with the provisions of the Plan in the same manner as though he had been an Eligible Employee on the date of termination of his service. The rights of any terminated Employee of an Employer who is reemployed by the Employer in a status in which he does not qualify as an Eligible Employee shall be determined in accordance with the provisions of the Plan as though he had been reemployed by the Employer as an Eligible Employee and had immediately thereafter been transferred from his status as an Eligible Employee. A Participant shall not accrue any benefits under the Plan or Superseded Plan solely because of the assumption that he was an Eligible Employee (when he was not) on the date of termination of his service or the date of his reemployment, as the case may be.

     (G) Employment of Terminated Employee of Designated Nonparticipating Employer by an Employer and Employment of Terminated Employee of Employer by Designated Nonparticipating Employer. The rights of any terminated Employee of a Designated Nonparticipating Employer who was not an Eligible Employee on the date of termination of his service and who is subsequently employed by an Employer in a status in which he qualifies as an Eligible Employee shall be determined in accordance with the provisions of the Plan in the same manner as though he had been an Eligible Employee on the date of termination of his service. The rights of any terminated Employee of an Employer who is subsequently employed by a Designated Nonparticipating Employer shall be determined in accordance with the provisions of the Plan in the same manner as though he had been reemployed by the Employer as an Eligible

Employee and had immediately thereafter been transferred to such Designated Nonparticipating Employer. A Participant shall not accrue any benefits under the Plan or Superseded Plan solely because of the assumption that he was an Employee- as defined herein on the date of termination of his service or the date of his employment, as the case may be, with a Designated Nonparticipating Employer.

     (H) Employment with Former Employer or Former Designated Nonparticipating Employer. In determining the rights under the Plan of any Employee who was previously employed (either before, on or after the Effective Date of the Plan) by an employer, which was formerly an Employer participating in the Plan or Superseded Plan or was formerly a Designated Nonparticipating Employer but which is not currently an Employer or Designated Nonparticipating Employer, the period of such Employee's employment with such employer while it was an Employer or Designated Nonparticipating Employer, as the case may be, shall be recognized in determining the Vesting Service of such Employee in the same manner as though such employment during such period had been with a current Employer or Designated Nonparticipating Employer, but any period of employment with such employer after the date that it ceased to be an Employer or Designated Nonparticipating Employer shall not be recognized and his service shall be deemed to have been terminated during such period that such employer is not an Employer or Designated Nonparticipating Employer.

     Section 1.5. Transfer to or from Status as an Eligible Employee. An Employee will be deemed to be transferred from his status as an eligible Employee in the event that he remains in the service of the Employer but has a change in his employment status so that he no longer qualifies as an Eligible Employee or in the event that he is transferred to and becomes an Employee of a Designated Nonparticipating Employer. Conversely, an Employee of an Employer who is not an Eligible Employee will be deemed to be transferred to the status of an eligible Employee in the event that he remains in the service of the Employers but has a change in his employee status so that he becomes an Eligible Employee or, if he was an Employee of a Designated Nonparticipating Employer, in the event that he is transferred to an Employer from such Designated Nonparticipating Employer and becomes an Eligible Employee. The service of such a person described above shall not be considered to be interrupted by reason of any such transfer, and service with the Designated Nonparticipating Employer or with the Employer while not qualified as an Eligible Employee shall be terminated in the same manner as service with the Employer while qualified as an Eligible Employee is terminated. Any provisions of Section 2.1, 2.2 or 2.4 hereof to the contrary notwithstanding, the benefits of any such Participant who has been transferred to or from the status as an eligible Employee on or after the date on which he met the requirements to become a Participant in the Plan or Superseded Plan shall (unless agreement to the contrary is made, in writing, by and between the Employer and such Employee's authorized bargaining representative with respect to the entire bargaining unit of such Employee) be determined in accordance with the following provisions of this Section 1.5.

     (A) Eligibility for Benefits. In determining the eligibility of such an Employee to whom the provisions of this Section 1.5 are applicable for participation in the Plan and in determining his eligibility for the benefits provided under the Plan, his Vesting Service and Hours of Service shall be determined in the same manner as though his service with the Designated Nonparticipating Employers and with the Employers while not qualified as an Eligible Employee had been accrued with the Employers while qualified as an Eligible

Employee. Any such Employee who is transferred to the status of an Eligible Employee shall become a Participant in the Plan on the date that he becomes an Eligible Employee if he has otherwise satisfied the requirements to become a Participant in the Plan as described in Section 1.2 hereof prior to such date that he becomes an Eligible Employee.

     (B) Computation of Benefit for Transferred Participant Who Is Not in Service of Employers at Date of Retirement or Termination. A Participant to whom the provisions of this Section 1.5 are applicable who has been transferred to or from his status as an Eligible Employee and who is not in the service of the Employers as of the date of his retirement or termination of service shall be entitled upon his retirement or termination of service (or his Beneficiary shall be entitled in the event his service is terminated by reason of his death), if he meets all requirements necessary to qualify for a benefit under the provisions of Section 2.1, 2.2 or 2.4 hereof or under the provisions of any applicable Supplement hereto, as the case may be, to a benefit payable in accordance with the provisions of Section 2.1, 2.2 or 2.4 hereof or in accordance with the provisions of any applicable Supplement hereto, whichever is applicable, but the amount of the monthly retirement income or other benefit which is payable on his behalf under the Plan shall be determined under the provisions of the Plan or Superseded Plan, as the case may be, as in effect as of such date of transfer and shall be based upon his Credited Service, Final Average Monthly Compensation and Monthly Covered Compensation (or, if applicable, their corresponding terms as defined under the Superseded Plan) determined as of such date of transfer.

     (C) Computation of Benefits for Transferred Participant Who Is in Service of Employers at Date of Retirement or Termination. A Participant to whom the provisions of this Section 1.5 are applicable who has been transferred to or from his status as an Eligible Employee and who is in the service of the Employers as of the date of his retirement or termination of service shall be entitled upon his retirement or termination of service (or his Beneficiary shall be entitled in the event his is terminated by reason of his death), if he meets all requirements necessary to qualify for a benefit under the provisions of
Section 2.1, 2.2 or 2.4 hereof or under the provisions of any applicable Supplement hereto, as the case may be, to a benefit payable in accordance with the provisions of Section 2.1, 2.2 or 2.4 hereof or in accordance with the Provisions of any applicable Supplement hereto, whichever is applicable, but the amount of the monthly retirement income which is payable on his behalf under the Plan shall, subject to the provisions of Section 1.5(D) below, be equal to the product of:

          (1) the monthly retirement income which would have been payable on behalf of such Participant under the Provisions of Section 2.1, 2.2 or 2.4 hereof or under the provisions of any Supplement hereto, as the case may be, if his service accrued with the Designated Nonparticipating Employers and with the Employers while not qualified as an Eligible Employee were included with his Credited Service accrued with the Employers while qualified as an Eligible Employee;

     multiplied by

          (2) the fraction in which the numerator is the Participant's Credited Service that he accrued while in the service of the Employers hereunder while qualified as an Eligible Employee and the denominator is the total Credited Service that he would have accrued if his service accrued with the Designated Nonparticipating Employers and with the Employers while not qualified as an Eligible Employee were included with his Credited Service accrued with the Employers while qualified as an Eligible Employee.

     (D) Special Provisions Applicable to Benefits. The monthly income computed under this Section 1.5 shall be subject to the following:

          (1) there shall be no duplication of service in computing benefits under the Plan and under any other qualified pension or annuity plan to which any Employer or Designated Nonparticipating Employer makes contributions on behalf of its employees who are not Employees as defined herein, and, if service accrued while qualified as an Eligible Employee is used in determining the accrued benefit of the Participant under any such other qualified pension or annuity plan, then the portion of the benefit payable under the Plan based on such duplicated service shall be reduced (but not so as to produce a negative amount) by the actuarially equivalent amount of the benefit payable under such other qualified pension or annuity plan based on such duplicated service;

          (2) all compensation that a Participant, who is an Eligible Employee on the date of his retirement or termination of service, received from the Designated Nonparticipating Employers and from the Employers while not qualified as an Eligible Employee shall be treated in determining his Final Average Monthly Compensation in the same manner as though such compensation had been received from the Employer while qualified as an Eligible Employee; and

          (3) all compensation that a Participant, who is not an Eligible Employee on the date of his retirement or termination of service, received after the date on which he last qualified as an Eligible Employee from the Designated Nonparticipating Employers and from the Employers while not qualified as an Eligible Employee shall be ignored or excluded in determining his Final Average Monthly Compensation and the period during which he received such compensation shall be ignored or excluded in determining the 10 calendar years and the five consecutive calendar years that are used in determining his Final Average Monthly Compensation.

     (E) Payments from One Trust Fund. In lieu of the payment of retirement income or other benefits to such a Participant from the trust fund of more than one qualified pension plan of the Designated Nonparticipating Employers and the Employers, the administrators of the pension plans may, by mutual agreement, provide for payment of the entire monthly income or other benefit from one trust fund with appropriate reimbursement to the trustee of the trust fund from which the benefits are to be paid by transfer of funds equal to the single-sum value of the benefits payable under the other plan (or plans) to the trust fund from which benefits actually will be paid.

     Section 1.6. Participation and Benefits for Current and Former Leased Employees. A "leased employee" (within the meaning of Section 414(n) of the Internal Revenue Code) of an Employer or Designated Nonparticipating Employer shall not be deemed for any purposes of the Plan to be an Eligible Employee of such Employer or Designated Nonparticipating Employer. However, in the event that any such former leased employee qualifies as an Eligible Employee on or after the Effective Date of the Plan, unless the Plan is otherwise excluded by applicable regulations from the requirements of Section 414(n) of the Internal Revenue Code, the total period that he provided services to the Employer or Designated Nonparticipating Employer as a leased employee shall be treated under the Plan in determining his nonforfeitable right to his accrued benefits and his eligibility to become a Participant in the Plan in the manner described in Section 1.5(A) hereof as though he had been an Employee of a Designated Nonparticipating Employer during such period of service (but such service shall not be included in the service that is used to calculate any benefits that he accrues under the Plan).

     Section 1.7. Rights of Other Employees to Participate. Any division of any Employer which is not geographically located at the principal place of business of such Employer, any subsidiary of any Employer and any other corporation, association, joint venture, proprietorship, partnership or other business organization may, in the future, adopt the Plan on behalf of all or certain of its employees by formal action on its part in the manner described in Section
6.7 hereof provided that the Company, by formal action on its part in the manner described in Section 6.7 hereof, and the Committee both approve such participation.

     The administrative powers and control of the Company, as provided in the Plan, shall not be deemed diminished under the Plan by reason of the participation of any other Employers in the Plan, and such administrative Powers and control specifically granted herein to the Company with respect to the appointment Of the Committee, amendment of the Plan and other matters shall apply only with respect to the Company.

     The Plan is a single plan with respect to all Employers unless the Company, by formal, action on its part in the manner described in Section 6.7 hereof, specifically provides that the Plan shall be a separate plan with respect to any specified Employer or to any specified division of any Employer or with respect to any specified group of Employers and/or divisions. In the event that the Plan does not represent a single plan with respect all divisions of any Employer, the division or divisions with respect to which the Plan represents a separate plan shall be considered for the purposes of this section and treated under the Plan as one Employer and its other division or divisions shall be considered for the purposes of this section and treated under the Plan as a separate Employer or, if applicable, as separate Employers.

     The contributions of any Employer that is a member of a group of Employers with respect to which the Plan represents a single plan shall be available to provide benefits on behalf of any Participants who are Employees of any other Employers that are members of such group but shall not be available to provide benefits on behalf of any Participants who are Employees of any Employers that are not members of such group. The contributions of any Employer with respect to which the Plan represents a single plan for only that Employer shall be available to provide benefits on behalf of Participants who are its Employees but shall not be available to provide benefits on behalf of Participants who are Employees of any other Employers.

     Any Employer may withdraw from the Plan at any time by formal action on its part, in the manner described in Section 6.7 hereof specifying its determination to withdraw. Any such withdrawing Employer shall furnish the Committee and the Trustee with evidence of the formal action of its determination to withdraw. Any such withdrawal may be accompanied by such modifications to the Plan as such Employer shall deem proper to continue a retirement plan for its Employees separate and distinct from the retirement plan herein set forth. Withdrawal from the Plan by any Employer shall not affect the continued operation of the Plan with respect to the other Employers; provided, however, in the event of the withdrawal of an Employer that is a member of a group of Employers with respect to which the Plan represents a separate plan and in the event that provision is made for the continuation of a retirement plan for its Employees separate and distinct from the retirement plan herein set forth, the share, if any, of the assets of the Trust Fund allocable to such group of Employers that is transferred on behalf of such withdrawing Employer to such other retirement plan shall be equal to the assets, if any, that would have been allocated on behalf of the Employees of such withdrawing Employer under the provisions of Section 4.5 hereof if such withdrawing Employer had terminated its participation in the Plan on the date of such withdrawal; provided, however, that the Company may, in its absolute discretion, direct that an additional amount of assets be transferred on behalf of such withdrawing Employer to such other retirement plan provided that the transfer of such additional amount of assets would not lower the amount of the distributions that would be made on behalf of the Participants who are Employees of the other Employers that are members of such group of Employers with respect to which the Plan represents a separate plan if the Plan were terminated as of the effective date of such transfer with respect to all of the Employers that are members of such group of Employers.

     The Company, by formal action on its part in the manner described in
Section 6.7 hereof may in its absolute discretion terminate any Employer's participation in the Plan at any time, and the provisions of the Plan shall be applied with respect to such Employer in the same manner as though it had voluntarily withdrawn as a participating Employer.

SECTION 2. NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME.

     Section 2.1. Normal Retirement and Retirement Income. Normal retirement under the Plan is termination of employment from the Employer for any reason on or after the date that the Participant attains his Normal Retirement Age. No provision of this section or the Plan shall require the retirement of a Participant upon his attainment of his Normal Retirement Age. In the event of normal retirement, payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.1.

     (A) Normal Retirement Date. The Normal Retirement Date of each Participant will be the first day of the month coincident with or next following the date on which he attains his Normal Retirement Age. Any Participant who retires after attaining his Normal Retirement Age but prior to his Normal Retirement Date and who is surviving on his Normal Retirement Date shall be considered for the purposes of the Plan to have retired on his Normal Retirement Date.

     (B) Amount of Retirement Income. The monthly retirement income payable in the manner described in Section 2.1(C) hereof to a Participant who retires on or after his Normal Retirement Date shall be an amount equal to the sum of:

          (1) 1.00% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service that are in excess of one year;

     plus

          (2) 0.50% of that portion, if any, of his Final Average Monthly Compensation that is in excess of the Monthly Covered Compensation that applies to him multiplied by his number of years of Credited Service that are in excess of one year; provided, however, that such product shall not exceed 22.5% of that portion, if any, of his Final Average Monthly Compensation that is in excess of the Monthly Covered Compensation that applies to him.

The monthly amount of retirement income payable to a Participant who retires after his Normal Retirement Date, however, shall not be less than that amount that can be provided on a actuarially equivalent basis by the sum of (i) the single-sum value as of his Normal Retirement Date of the normal monthly retirement income that would have been payable to him in accordance with the provisions above if he had retired on his Normal Retirement Date (based upon his Credited Service, Final Average Monthly Compensation and Monthly Covered Compensation determined as though he had actually retired on his Normal Retirement Date) and, in the event that the above provisions of this section have been amended after his Normal Retirement Date, if the above provisions of this Section 2.1(B) had been in effect on his Normal Retirement Date, and (ii) the amount of interest on such single-sum value in (i) above, where the interest shall be compounded annually from the Participant's Normal Retirement Date to his actual retirement date. All computations to determine such minimum monthly retirement income payable to or on behalf of such a Participant (including any computations to convert such minimum monthly retirement income to an actuarially equivalent retirement income that may be payable on his behalf under Section 3.1 hereof) shall be on the basis of the interest and mortality assumptions that were being used as of his Normal Retirement Date to determine actuarially equivalent monthly retirement incomes.

     (C) Payment of Retirement Income. The monthly retirement income payable in the event of normal retirement will be payable on the first day of each month. The first payment will be made on the Participant's Normal Retirement Date, or, if the Participant retires after his Normal Retirement Date, the first payment will be made on the first day of the month coincident with or next following the date of his actual retirement. The last payment will be the payment due immediately preceding the retired Participant's death.

     (D) Special Provisions Applicable to Participants Who Receive Retirement Income Payments While Continuing in Employment of Employer after Required Beginning Date. A Participant who continues in the employment of the Employer beyond the end of the year in which he attains age 70 1/2 shall start receiving monthly retirement income payments commencing as of April 1 of the year following the year he attains age 70 1/2 (the "In-Service Commencement Date"). Such monthly retirement income payments shall be initially determined and payable in the same manner as though the Participant had retired on the last day of the year in which he attains age 70 1/2. The retirement income payable to such a Participant shall thereafter be subject to adjustment as of the first day of each calendar year which begins after the year that includes his In-Service Commencement Date and prior to the date of his actual retirement and shall be subject to adjustment as of the first day of the month coincident with or next following the date of his actual retirement (each such adjustment day is herein referred to as a "Post Payment Recalculation Date") to reflect the additional accruals, if any, that such Participant is entitled to receive because of his employment after his In-Service Commencement Date.

     (E) Commencement after Normal Retirement Date. In the event that a Participant's Annuity Starting Date is after his Normal Retirement Date, his accrued benefit shall be the greater of his Accrued Benefit on Annuity Starting Date or the actuarial equivalent of his Accrued Benefit on his Normal Retirement Date, determined in accordance with Section 411(b)(1)(H) of the Internal Revenue Code and the regulations thereunder, but without reference to the provisions thereof that permit the suspension of benefits upon notice to a Participant who is employed after his Normal Retirement Date. If a Participant's Required Beginning Date is after the April 1 following the year in which he attains age 70 1/2, his benefit shall be the greater of his accrued benefit on his Annuity Starting Date or the actuarial equivalent of his accrued benefit as of April 1 following the year in which he attains age 70 1/2, calculated as required by
Section 401(a)(9)(C)(iii) of the Internal Revenue Code (offset by any actuarial adjustment required for the same period pursuant to the preceding sentence).

     Section 2.2. Early Retirement and Retirement Income. Early retirement under the Plan is retirement from the service of the Employer prior to the Participant's Normal Retirement Date and on or after the date as of which he has both attained the age of 55 years and completed 10 years of Vesting Service. In order to retire under the provisions of this section, the written consent of the Participant must be filed with the Committee within 90 days prior to the date as of which his retirement income payments are to commence. In the event of early retirement, payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.2.

     (A) Early Retirement Date. The Early Retirement Date will be the first day of the month coincident with or next following the date a Participant retires from the service of the Employer under the provisions of this Section 2.2 prior to his Normal Retirement Date.

     (B) Amount of Retirement Income. The monthly amount of retirement income payable in the manner described in Section 2.2(C) hereof to a Participant who retires prior to his Normal Retirement Date under the provisions of this Section
2.2 shall be equal to the product of:

          (1) the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date which the Participant has accrued as of his Early Retirement Date;

     multiplied by

          (2) the factor specified in the schedule below based upon the Social Retirement Age of such Participant and upon his attained age (to the nearest month) at his Early Retirement Date (straight line interpolation between the next higher age and the next lower age shall be used to determine the factor that applies to a Participant whose attained age to the nearest month on his Early Retirement Date is not a whole number of years):

ATTAINED AGE ON EARLY  EARLY RETIREMENT REDUCTION FACTOR IF
   RETIREMENT DATE       SOCIAL SECURITY RETIREMENT AGE IS
---------------------  ------------------------------------
                          65 Years   66 Years   67 Years
                          --------   --------   --------
     62 or older            1.000      1.000      1.000
          61                 .933       .933       .933
          60                 .867       .867       .867
          59                 .833       .833       .833
          58                 .800       .800       .800
          57                 .760       .760       .750
          56                 .700       .700       .688
          55                 .640       .640       .632

     (C) Payment of Retirement Income. The retirement income payable in the event of early retirement will be payable on the first day of the month. The first payment will be made on the Participant's Early Retirement Date and the last payment will be the payment due immediately preceding the retired Participant's death.

     (D) Temporary Supplemental Monthly Retirement Income. A Participant who retires from the service of the Employer under the provisions of this Section
2.2 prior to his Normal Retirement Date and on or after both January 1, 1993 and the date as of which he has both attained the age of 62 years and completed 10 years of Vesting Service shall be entitled, in addition to the monthly retirement income described above in this Section 2.2, to a temporary supplemental monthly retirement income, in the amount determined under Subsection (1) below, that is payable in the manner described in Subsection (4) below.

          (1) Amount of Income. The amount of the temporary supplemental monthly retirement income payable under this Section 2.2(D) during an applicable calendar year shall, subject to the provisions of Subsection (3) below, be equal to the sum of:

               (a) $350;

          plus

               (b) the accumulated increments that have been added to such figure each calendar year after December 31, 1993 for increases in cost-of-living pursuant to the provisions of Subsection (2) below.

          (2) Cost-of-Living Adjustments. Commencing January 1, 1994 and as of each January 1 thereafter, the amount determined under Subsection (1) above shall be increased, if applicable, to reflect changes in the Consumer Price Index and/or the medical trend during the preceding calendar year. The incremental amount, if any, which is to be added as of January 1 of a given calendar year under Subsection (1) shall be determined by multiplying the amount that applied under Subsection (1) for the immediately preceding calendar year by the smallest of the following percentages:

               (a) the percentage equal to the excess, if any, of (i) the percentage, computed to the nearest tenth of one percent, that is determined by dividing (aa) the average of the Consumer's Price Index for the 12-month period ending with the last August 31 preceding the applicable January 1st on which the adjustment is to be made (such average shall be computed by adding the Consumer's Price Indices for such 12 months and dividing the total by 12 and rounding the result to the nearest tenth of one percent) by (bb) the average of the Consumer's Price Index for the 12-month period ending with the penultimate August 31 preceding the applicable January 1st on which the adjustment is to be made (such Consumer's Price Index shall be on the same base as used in (aa) above and shall be computed by adding the Consumer's Price Indices for such 12 months and dividing the total by 12 and rounding the result to the nearest tenth of one percent) over (ii) 100.0%;

               (b) the percentage equal to one-half of the excess, if any, of
          (i) the percentage, computed to the nearest tenth of one percent, that is determined by dividing (aa) the average of the medical care component of the Consumer's Price Index for the 12-month period ending with the last August 31 preceding the applicable January 1st on which the adjustment is to be made (such .average shall be computed by adding the medical care component of the Consumer's Price Indices for such 12 months and dividing the total by 12 and rounding the result to the nearest tenth of one percent) by (bb) the average of the medical care component of the Consumer's Price Index for the 12-month period ending with the penultimate August 31 preceding the applicable January 1st on which the adjustment is to be made (such Consumer's Price Index shall be on the same base as used in (aa) above and shall be computed by adding the medical care component of the Consumer's Price Indices for such 12 months and dividing the total by 12 and rounding the result to the nearest tenth of one percent) over (ii) 100.0%;

          or

               (c) 5%.

          The temporary supplemental monthly retirement income payable under this Section 2.2(D) shall be adjusted as of each January 1 after the Participant's Early Retirement Date and prior to his Normal Retirement Date, if applicable, to reflect the cost-of-living increase provided under this Subsection (2).

          For the purposes of this section, `Consumer's Price Index' means the latest Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, All Items, prepared by the U. S. Department of Labor, Bureau of Labor Statistics, or, if there is no such National Consumer's Price Index at the time of determination, then `Consumer's Price Index' shall mean the index which, in the opinion of the Committee, is the successor or most nearly comparable index successor.

          (3) Maximum Amount of Income. The amount of the temporary supplemental monthly retirement income payable under this Section 2.2(D) during an applicable calendar year shall not exceed the smaller of:

               (a) $600;

          or

               (b) the monthly old-age insurance benefit, determined as of the Participant's Early Retirement Date under the provisions of the Social Security Act as in effect on the January 1st immediately preceding his Early Retirement Date, that would be payable to him at his Normal Retirement Date assuming that he will not receive after. his Early Retirement Date any income that would be treated as wages for the purposes of the Social Security Act; the determination of the amount of such old-age insurance benefit shall be made by the Committee based on available salary information for prior years, and, for prior years that salary information is not available, it shall be assumed that the Participant's wages had increased each calendar year at the same rate as the average of the total wages (as specified in Section 215(b)(3)(A)(ii) of the Social Security Act) for such calendar years. Any automatic cost-of-living or other specified increases in benefit levels under the Social Security Act that become effective after the January 1 immediately preceding the Participant's Early Retirement Date shall be ignored.

          (4) Payment of Retirement Income. The temporary supplemental monthly retirement income payable to a Participant under the provisions of this
     Section 2.2(D) shall be payable on the first day of the month. The first payment will be made on the Participant's Early Retirement Date, and the last payment will be the payment due on his Normal Retirement Date or on the first day of the month coincident with or immediately preceding the date of his death, whichever is earlier. Any provisions hereof to the contrary notwithstanding, the provisions of Section 3.1 hereof pertaining to optional forms of payment shall not apply to the temporary supplemental monthly retirement income payable under this Section 2.2(D).

     (E) Post-Retirement Death Benefit Payable to Surviving Spouse. In the event of the death of a Participant who has retired under the provisions of this
Section 2.2 on or after both January 1, 1993 and the date as of which he has both attained the age of 62 years and completed 10 years of Credited Service, there shall be payable to his surviving spouse, if any, a post-retirement death benefit provided (a) the Participant and such surviving spouse were married to each other at the Participant's Early Retirement Date and at the date of his death and (b) the retired Participant's death occurs within five years after his Early Retirement Date and prior to his surviving spouse's having attained the age of 65 years. Such post-retirement death shall be in addition to any other benefits payable after the Participant's death under the provisions hereof and shall be payable in monthly installments in the amounts determined under Subsection (1) below and in the manner described in Subsection (2) below:

          (1) Amount of Monthly Installments. The amount of the monthly installment payment under this Section 2.2(E) for any month that a payment is due under this Section 2.2(E) shall be equal to 60% of the temporary supplemental monthly retirement income that is payable for such month under the provisions of Section 2.2(D) above to a retired Participant who is eligible for such an income under the provisions of Section 2.2(D).

          (2) Payment of Monthly Installments. The monthly installment payments to the Participant's surviving spouse under this Section 2.2(E) shall be payable on the first day of the month. The first payment will be made on the first day of the month next following the date of the Participant's death. The last payment will be the payment due on the first day .of the month immediately preceding (a) the date of the surviving spouse's death,
     (b) the fifth anniversary of the Participant's Early Retirement Date or (c) the date on which the surviving spouse attains the age of 65 years, whichever is earliest.

     Section 2.3. Disability Retirement and Retirement Income. No provision is made under the Plan for disability retirement from the service of the Employer.

     Section 2.4. Benefits Other Than on Retirement.

     (A) Benefit on Termination of Service and on Death after Termination of Service. (1) In the event that a Participant's service is terminated prior to his Normal Retirement Date and on or after his Initial Vesting Date for any reason other than his death or early retirement as described in Section 2.2 hereof, he will be entitled to a monthly retirement income to commence on his Normal Retirement Date or, if he so requests in writing filed with the Committee at least 30 but not more than 90 days prior to the effective date thereof, to commence on the first day of any month which is prior to his Normal Retirement Date and is on or after the date on which he attained the age of 55 years. Such monthly retirement income payable in the manner described in Section 2.4(A)(2) hereof to a Participant under the provisions of this Section 2.4(A) shall be equal to that amount which can be provided on an actuarially equivalent basis by:

          (a) if the Participant has not both attained the age of 55 years and completed 10 years of Vesting Service as of the date of termination of his service, an amount equal to the product of:

                (i) the single-sum value, determined as of the date of termination of his service, of the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that he has accrued to the date of termination of his service, accumulated with interest from the date of termination of his service to the date as of which his monthly retirement income payments are to commence in accordance with the provisions above;

          multiplied by

               (ii) his Vested Percentage, which shall be equal to the percentage specified in the schedule below, based upon his number of years (ignoring fractions) of Vesting Service as of the date of termination of his service:

YEARS OF VESTING SERVICE   VESTED PERCENTAGE
------------------------   -----------------
      Less than 5                  0%
       5 or more                 100%;

     provided, however, that the Vested Percentage of any Participant who has attained his Normal Retirement Age as of the date of termination of his service shall be 100%; or

          (b) if the Participant has both attained the age of 55 years and completed 10 years of Vesting Service as of the date of termination of his service, the single-sum value, determined as of the date of termination of his service, of the monthly early retirement income that would have been payable to him in accordance with the provisions of Section 2.2 hereof if he had retired under the provisions of such section on the date of termination of his service, accumulated with interest from the date of termination of his service to the date as of which his monthly retirement income payments are to commence in accordance with the provisions above.

     All computations to determine the monthly retirement income payable to or on behalf of such a terminated Participant (including any computations to determine the monthly retirement income payable on his behalf under Section 2.4(A)(3) or 3.1 hereof) shall be on the basis of the interest and mortality assumptions that are being used as of the date of termination of his service to determine actuarially equivalent monthly retirement incomes.

          (2) The retirement income payable under Section 2.4(A)(1) above will be payable on the first day of each month. The first payment will be made, if the Participant shall then be living, on his Normal Retirement Date or, if he has elected an earlier commencement date in accordance with the provisions of Section 2.4(A)(1) above, on the first day of such earlier month as of which he has elected to commence receiving his retirement income payments. The last payment will be the payment due immediately preceding his death.

          (3) In the event that the terminated Participant dies prior to the date as of which his retirement income payments are to commence as described above without his having received, prior to his death, the actuarially equivalent value of the benefit provided on his behalf under
     Section 2.4(A)(1) above, his Beneficiary will receive the monthly retirement income, beginning on the first day of the month coincident with or next following the date of the terminated Participant's death, which can be provided on an actuarially equivalent basis by the single-sum value of the benefit determined in accordance with Section 2.4(A)(1) above to which the terminated Participant was entitled as of the date of termination of his service, accumulated with interest from such date to the date of his death. The monthly retirement income payments under this Section 2.4(A)(3) shall, subject to the provisions of Section 2.4(B)(4) hereof, be payable for the life of the Beneficiary designated or selected under Section 5.2 to receive such benefit, and, in the event of such Beneficiary's death within a period of 10 years after the Participant's death, the same monthly amount that was payable to the Beneficiary shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3; provided however, in lieu of payment of such benefit in the form of monthly income described above, the single-sum value of such benefit may be paid on an actuarially equivalent basis to the Participant's designated Beneficiary in such other manner and form permitted under Section 2.4(B) hereof and commencing on such other date permitted under Section 2.4(B) hereof as the Beneficiary may elect in writing filed with the Committee. In the case of a Participant who terminated employment prior to January 1, 2008, the death benefit described herein shall be paid only if the Participant did not waive the death benefit in accordance with the provisions of Section 2.4(A) as in effect prior to the January 1, 2008, amendment and restatement of the Plan, and the adjustment to the amount of the benefit of a Participant who did not waive the death benefit described therein shall continue to apply.

          (4) The provisions of Sections 3.1 and 4 hereof are applicable to the benefits provided under this Section 2.4(A).

          (5) Except as specifically provided otherwise in any Supplement hereto and unless specifically provided otherwise in the Plan, the Participant whose service is terminated prior to his Initial Vesting Date shall not be entitled to any benefit under the Plan whatever, and the value of such Participant's accrued benefit shall be forfeited as of the date of termination of his service and used to reduce Employer contributions.

     (B) Benefit Payable in Event of Death While in Service. (1) If the service of a Participant is terminated by reason of his death on or after his Initial Vesting Date and prior to his Required Beginning Date, there shall be payable to the Participant's designated Beneficiary the monthly retirement income, beginning on the first day of the month coincident with or next following the date of the Participant's death, that can be provided on an actuarially equivalent basis by the greater of:

               (a) if the Participant's service is terminated by reason of his death prior to his Normal Retirement Date and prior to the date as of which he will have both attained the age of 55 years and completed 10 years of Vesting Service, the single-sum value, determined as of the date of his death, of the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that the as accrued to the date of his death; or

               (b) if the Participant's service is terminated by reason of his death on or after the date as of which he has both attained the age of 55 years and completed 10 years of Vesting Service or on or after his Normal Retirement Date, the single-sum value, determined immediately prior to the Participant's death, of the monthly retirement income that the Participant would have been entitled to receive under the provisions of Section 2.1 or 2.2 hereof, whichever would have applied, if he had retired from the service of the Employer on the date of his death.

          (2) Except as provided in Section 2.4(B)(3) below and subject to the provisions of Section 2.4(B)(4) below, the monthly retirement income payments under this Section 2.4(B) shall be payable for the life of the Beneficiary designated or selected under Section 5.2 hereof to receive such benefit, and, in the event of such Beneficiary's death within a period of 10 years after the Participant's death, the same monthly amount that was payable to the Beneficiary shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3 hereof.

          (3) A Beneficiary may elect in writing filed with the Committee, that in lieu of payment of the benefit provided under this Section 2.4(B) (or, if applicable, under Section 2.4(A)(3) hereof) in the manner described above, such benefit will be paid on an actuarially equivalent basis to the designated Beneficiary on the first day of any month that is on or after the date of the Participant's death and is on or prior to the Participant's Required Beginning Date and is payable in accordance with one of the options described below:

          OPTION A: A monthly retirement income in equal amounts that is payable to the Beneficiary for his lifetime.

          OPTION B: A monthly retirement income in equal amounts that is payable to the Beneficiary for a period certain of 60 months or 120 months, whichever number of months is specified by the Participant or his Beneficiary, as the case may be, in his written election filed with the Committee. In the event of the Beneficiary's death prior to the expiration of such specified period certain, the same monthly amount shall be payable for the remainder of the specified period certain in the manner and subject to the provisions of Section 5.3 hereof.

provided, however, that payment of any such benefit shall be subject to the provisions of Section 2.4(B)(4) below.

          (4) Any form of payment applicable to the death benefit provided under this Section 2.4(B) (or, if applicable under Section 2.4(A)(3) hereof), which has been designated by a Participant prior to January 1, 1984 under the terms of the Superseded Plan and which satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after the Effective Date of the Plan with respect to the death benefits provided under this Section 2.4(B) (or, if applicable, under Section 2.4(A)(3) hereof) unless such designated form of payment has been or is subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such form of payment so long as the change in Beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); provided however, if a Participant, whose death occurs on or after his Initial Vesting Date, had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his Beneficiary and such spouse has not consented to such other person being designated, the provisions of Section 4.1(D) hereof shall apply with respect to payments due his surviving spouse, if any. Subject to the preceding sentence and except to the extent otherwise permissible under
     Section 401(a)(9) of the Internal Revenue Code and regulations issued pursuant thereto, the benefit payable under this Section 2.4(B) (or, if applicable, under Section 2.4(A)(3) hereof) on behalf of any Participant must be payable in a manner that satisfies the restrictions of Section 401(a)(9) of the Internal Revenue Code and must:

               (a) commence not later than the Participant's Required Beginning Date; provided, however, if the Beneficiary is not the Participant's spouse, distribution must commence not later than one year after the date of the Participant's death or, if the o Participant's surviving spouse was his Beneficiary and such surviving spouse dies prior to the commencement of benefit payments, distribution must commence not later than one year after the date of such surviving spouses death; and

               (b) be distributed to the Participant's Beneficiary over one or a combination of the following periods:

                    (i) the life of his Beneficiary; or

                    (ii) a period certain not extending beyond the life
               expectancy of the Beneficiary;

provided, however, if the Participant has no designated Beneficiary or if the designated Beneficiary is not a living person, such benefit must be distributed in its entirety to the Beneficiary not later than the fifty anniversary of the date of (i) the Participant's death or (ii) the death of the Participant's spouse, whichever death is the later to occur. Any amount payable to a child of the Participant shall be treated for the purposes of this Section 2.4(B)(4) as if it had been payable to the surviving spouse of the Participant if such amount that is payable to the child will become payable to such surviving spouse upon such child's reaching majority (or upon the occurrence of such other designated event permitted under regulations issued with respect to Section 401(a)(9) of the Internal Revenue Code). In the event that the Beneficiary to receive the death benefit payable under Section 2.4(A)(3) or 2.4(B) hereof on behalf of a Participant whose death occurs prior to his Normal Retirement Date is his surviving spouse, the retirement income payable to such surviving spouse under
Section 2.4(A)(3) or 2.4(B) hereof shall be deferred and be payable on an actuarially equivalent basis to such surviving spouse commencing on the Participant's Normal Retirement Date, if such surviving spouse is then living, unless (i) the surviving spouse consents or elects in writing to receive such benefit commencing as of a date that is prior to the Participant's Normal Retirement Date and is on or after the date of the Participant's death, (ii) the date of death of the Participant is prior to his Initial Vesting Date, (iii) the Participant had not been married to his surviving spouse throughout the one-year period immediately preceding his death or (iv) a lump-sum payment is payable to his surviving spouse under the provisions of Section 3.2 hereof.

          (5) If the service of a Participant is terminated by reason of his death on or after his Required Beginning Date, no benefit will be payable to his Beneficiary under the provisions of this Section 2.4(B). Additional retirement income payments may be payable, however, after the Participant's death to his joint pensioner or other Beneficiary, depending upon the form of payment of the retirement income that the Participant was receiving immediately prior to his death and taking into account the increase, if any, that would have applied under the provisions of Section 2.1(D) hereof to the amount of retirement income payable to the Participant commencing as of the first day of the month coincident with or next following the date of the Participant's death if the Participant had retired immediately prior to his death and had survived to such day.

SECTION 3. SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS.

     Section 3.1. Optional Forms of Retirement Income. In lieu of the amount and form of retirement income payable in the event of normal retirement, early retirement or termination of service, as specified in Sections 2.1, 2.2 and 2.4(A) hereof and as subjected to the provisions of Section 4.1 hereof a Participant, upon written request to the Committee, may elect to receive a retirement income or benefit of equivalent actuarial value payable in accordance with one of the options described below commencing on the date as of which such retirement income is due under the provisions of Section 2.1, 2.2 or 2.4(A) hereof, whichever is applicable, or commencing on such later date, which shall not be later than his Required Beginning Date, as the Participant may specify in his written request to the Committee.

          OPTION 1: A retirement income of smaller monthly amount that is payable in equal monthly amounts to the Participant during the lifetime of the Participant, and, in the event of his death within a period of 10 years after the date as of which his retirement income payments first commenced, the same monthly amount that was payable to the Participant will be payable for the remainder of the 10-year period to a Beneficiary designated by him.

          OPTION 2: A retirement income of smaller monthly amount that is payable in equal monthly amounts to the Participant during the lifetime of the Participant and, if the Participant predeceases the joint pensioner designated by the Participant prior to the Annuity Starting Date, 75% of such smaller monthly amount will be payable to the joint pensioner for the lifetime of the joint pensioner.

          OPTION 3: A retirement income of smaller monthly amount that is payable in equal monthly amounts to the Participant during lifetime of the Participant and, if the Participant predeceases the joint pensioner designated by the Participant prior to the Annuity Starting Date, 100% of such smaller monthly amount will be payable to the joint pensioner for the lifetime of the joint pensioner.

          OPTION 4: A retirement income of smaller monthly amount that is payable in equal monthly amounts to the Participant during the lifetime of the Participant, and, if the Participant predeceases the joint pensioner designated by the Participant prior to the Annuity Starting Date, 50% of such smaller monthly amount will be payable to the joint pensioner for the lifetime of the joint pensioner.

     In addition, a Participant whose Annuity Starting Date is prior to July 1, 2008, may elect Option 2 as set forth in the Plan prior to its restatement as of January 1, 2008.

     The amount of retirement income determined under any of the above optional forms of payment must satisfy the requirements of Sections 401(a)(4) and 401(1) of the Internal Revenue Code and rulings and regulations issued with respect thereto, and, any provisions hereof to the contrary notwithstanding, any optional form of payment which would otherwise be permitted under the provisions of this Section 3.1 shall not be available to a Participant if the amount of retirement income payable under such option would result in the amount of retirement income payable on behalf of such Participant under the Plan being increased by a percentage that would cause the disparity in the rate of employer-derived benefits under the Plan to exceed the maximum disparity permitted under Sections 401(a)(4) and 401(1) of the Internal Revenue Code and rulings and regulations issued with respect thereto.

     Any optional form of payment designated by a Participant prior to January 1, 1984, which satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after the Effective Date of the Plan unless such optional form of payment has been or is subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such optional form of payment so long as the change in Beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); provided, however, that the provisions of Section 4.1(C) hereof shall apply if the Participant has a spouse at the date on which his initial payment under such optional form is due and his spouse does not consent to such optional form of payment. Subject to the preceding sentence but notwithstanding any other provision of this Section 3.1 to the contrary, any option elected under this Section 3.1 must provide that the entire interest of the Participant will be expected to be distributed to the Participant and his Beneficiaries and joint pensioners, in a manner that satisfies the restrictions of Section 401(a)(9) of the Internal Revenue Code, over one or a combination of the following periods:

               (a) the life of the Participant;

               (b) the lives of the Participant and his designated Beneficiary or joint pensioner,

               (c) a period certain not extending beyond the life expectancy of the Participant; or

               (d) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and his designated Beneficiary or joint pensioner.

Any amount that is payable to the child of a Participant under an optional form of payment hereunder shall be treated for the purposes of satisfying the requirements of this paragraph as if it had been payable to the surviving spouse of the Participant if such amount that is payable to the child will become payable to such surviving spouse upon such child's reaching majority (or upon the occurrence of such other designated event permitted under regulations issued with respect to Section 401(a)(9) of the Internal Revenue Code).

     A Participant who is not permitted to elect an optional form of payment otherwise permitted under the provisions of this Section 3.1 because, of the limitations imposed by Section 401(a)(9) and/or Section 401(1) of the Internal Revenue Code may elect in accordance with the provisions above to receive an actuarially equivalent form of payment which is similar in form to the non-permissible option but which is modified by increasing or decreasing, as the case may be, the period certain for which payments will be made and/or the percentage of income payable to the survivor so that the requirements of Sections 401(a)(9) and 401(1) of the Internal Revenue Code are satisfied.

     The Participant upon electing any option of this section will designate the joint pensioner or Beneficiary to receive the benefit, if any, payable under the Plan in the event of his death and will have the power to change such designation at any time prior to the commencement of his retirement income payments, subject to the provisions of this section. Any such designation will name a Joint pensioner or one or more primary Beneficiaries where applicable. If a Participant is receiving payments under a form in which a Beneficiary is involved, he may change his designated Beneficiary (but not his designated joint pensioner) after his retirement income payments have commenced. The Committee shall require the consent of the Participant's spouse, if any, before any such change in Beneficiary or joint pensioner under an option in which the spouse is not the primary Beneficiary or joint pensioner may become effective, unless, to the extent permitted by law, such spouse has previously consented to and acknowledged that the Participant may change Beneficiaries or joint pensioners without the further consent of said spouse. Each such designation will be made in writing on a form prepared by the Committee. In the event that no designated Beneficiary survives the Participant, such benefits as are payable in the event of the death of the Participant subsequent to his retirement shall be paid as provided in Section 5.2 hereof.

     Retirement income payments will be made under the option elected in accordance with the provisions of this section and will be subject to the following limitations:

     (A) If a Participant's service is terminated by reason of his death prior to this Annuity Starting Date, no benefit will be payable on his behalf in accordance with the provisions of Section 2.4(B) hereof.

     (B) If a terminated Participant dies after the date of termination of his service and prior to his Annuity Starting Date, no benefit will be payable under the option to any person, but a benefit may be payable on his behalf under the provisions of Section 2.4(A)(3) hereof.

     (C) In the case of a Participant who is married and who elects an option under which the commencement of payment of his retirement income is deferred beyond his regularly scheduled Annuity Starting Date, the option elected by such Participant must provide that a monthly lifetime income equal to or greater than a qualified preretirement survivor annuity (within the meaning of Section 417(c) of the Internal Revenue Code) will be payable to his surviving spouse in the event of his death after such regularly scheduled Annuity Starting Date and prior to his elected Annuity Starting Date unless his spouse consents to the option not providing such an income.

     (D) If the designated Beneficiary or joint pensioner dies before the Participant's Annuity Starting Date, the option elected will be cancelled automatically and the retirement income payable to the Participant will be paid in the applicable form described in Section 2 hereof unless a new election is made in accordance with the provisions of this section or unless a new Beneficiary or joint pensioner is designated by the Participant prior to the date that his retirement income commences under the Plan and within 90 days after the death of the prior Beneficiary or joint pensioner.

     (E) If the Participant and, if applicable, his joint pensioner and his designated Beneficiary all die after the Participant's Annuity Starting Date but before the full payment has been effected under any option providing for payments for a period certain and if the commuted value of the remaining payments is equal to or less than the maximum amount that is permissible as an involuntary cashout of accrued benefits under Sections 411(a)(11) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto, the commuted value of the remaining payments shall, subject to the provisions of Section 3.2 hereof, be paid in a lump sum in accordance with the provisions of Section 5.3 hereof.

     (F) If the Participant dies after his Annuity Starting Date, payment of his remaining interest, if any, shall be distributed, to the extent required by
Section 401(a)(9) of the Internal Revenue Code and regulations issued with respect thereto, at least as rapidly as provided under the method of payment in effect prior to his death.

     Section 3.2. Lump-Sum Payment of Small Retirement Income. Notwithstanding any provision of the plan to the contrary, if the service of a Participant is terminated prior to the date of termination (or partial termination if applicable to the Participant involved) of the Plan and either (a) the single-sum value, determined as of the date of the Participant's retirement or termination of service, of the retirement income or other benefit payable to any person entitled to any benefit hereunder is equal to or less than (i) $10,000 or
(ii) the maximum amount that is permissible as an involuntary cash-out of accrued benefits under Sections 411(a)(11) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto, whichever is greater or (b) either (i) the amount of the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that the Participant has accrued as of the date of his retirement or termination of service or (ii) the amount of the monthly retirement income payable to the Participant on the Annuity Starting Date (or to his Beneficiary on the Annuity Starting Date in the event of the Participant's death prior to such date) is equal to or less than $200, the following provisions shall apply.

     (A) Involuntary Cash-Out. If the single-sum value of the benefit payable to or on behalf of the Participant does not exceed $1,000, the actuarial equivalent of such benefit shall be paid in a lump sum.

     (B) Voluntary Cash-Out. If the single-sum value of the benefit payable to or on behalf of the Participant is greater than the maximum amount that is permissible as an involuntary cash-out of accrued benefits under Sections 411(a)(11) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto or if such benefit is payable after the Annuity Starting Date, such person may elect to receive:

          (1) the actuarial equivalent (determined using the interest and mortality assumptions that are being used as of the date as of which such benefit is payable to determine actuarially equivalent lump-sum distributions) of such benefit in a lump-sum distribution; or

          (2) to the extent required by Section 417 of the Internal Revenue Code and regulations issued with respect thereto, the actuarial equivalent (determined using the interest and mortality assumptions that are being used as of the date of termination of the Participant's service to determine actuarially equivalent non-decreasing annuities) of such benefit payable in the form of a Qualified Joint and 50% Survivor Annuity if he is married or in the form of a monthly retirement me payable for life if he is not married.

Such election must be in writing and must be filed with the Committee within 90 days after the date as of which the Committee informs him in writing of the actuarially equivalent value of such benefits. If a lump-sum distribution is elected and the Participant is married, the consent of the Participant's spouse must also be filed with the Committee within such election period. Payment of the elected benefit must be made or commence within 90 days after such election and, if applicable, such consent have been received by the Committee.

     (C) Lump-Sum Cash-Out of Zero Accrued Benefits. For the purposes of the Plan, if the present value of the vested accrued benefit of any Participant whose service is or has been terminated (either before, on or after January 1, 1989) is zero, the Participant shall be deemed to have received a distribution of such vested accrued benefit as of the date of termination of his service.

     Section 3.3. Benefits Applicable to Participant Who Has Been or Is Employed by Two or More Employers. In the event that a Participant's service is terminated for any reason and such Participant has been or is employed by any two or more Employers who are Controlled Group Members of the same group, his retirement or termination benefit, if any, accrued with those Employers who are Controlled Group Members of the same group shall be computed by applying the benefit formulas as if all of the Employers who are Controlled Group Members of the same group were a single Employer; provided, however, if the Plan does not represent a single plan with respect to all such Employers, there must be a proper allocation (taking into account the Credited Service and Compensation applicable to each such Employer or group of such Employers with respect to which the Plan represents a single plan) of the costs of the resulting benefits among such Employers (with respect to which the Plan does not represent a single plan) by which such Participant has been or is employed.

     In the event that a Participant's service is terminated for any reason and such Participant has, been or is employed by two or more Employers that are not Controlled Group Members of the same group, his retirement or termination benefit if any, shall be computed in o accordance with the provisions of the paragraph above with respect to each Employer or group of Employers, as the case may be, who are Controlled Group Members of the same group, taking into account the Credited Service and Compensation applicable to that group only. The total benefit payable to the Participant under the Plan shall be the sum of the amounts determined for each group of Controlled Group Members (where any such group of Controlled Group Members may be comprised of only one Employer).

     Section 3.4. No Duplication of Benefits. Unless the context clearly provides otherwise, there shall be no duplication of benefits under the Plan or under any Supplement hereto, and the benefits payable under any section of the Plan to or on behalf of a Participant shall be inclusive of the benefits, if any, concurrently payable to or on behalf of the same Participant under all other sections of the Plan and under any Supplement hereto.

     Section 3.5. Funding of Benefits Through Purchase of Life Insurance Contract or Contracts. In lieu of paying benefits from the Trust Fund to a Participant or his Beneficiary, upon direction of the Committee with specific prior authorization in writing from the Employer, the Trustee shall enter into a contract or contracts, or an agreement or agreements, with one or more legal reserve life insurance companies for the purchase, with funds in the Trust, of a retirement annuity or other form of life insurance contract which, as far as possible, provides benefits equal to (or actuarially equivalent to) those provided in the Plan for such Participant or Beneficiary, but provides no optional form of retirement income or benefit which would not be permitted under Section 3.1 hereof, whereupon such contract shall thereafter govern the Payment of the amount of benefit, if any, represented by such contract, which is payable under the Plan upon the Participant's retirement or termination of service, and the liability of the Trust Fund and of the Plan will cease and terminate with respect to such benefits that are purchased and for which the premiums are duly paid.

     Any policy or contract issued under this section shall be subject to the provisions hereof pertaining to the Qualified Joint and 50% Survivor Annuity Option and to the Qualified Preretirement Survivor Annuity.

     Any policy or contract issued under this section prior to the termination of the Plan or prior to the distribution of the policy or contract to a Participant or Beneficiary hereunder shall provide that the Trustee shall retain all rights of ownership at all times except the right, unless such policy or contract provides otherwise, to designate the Beneficiary to receive any benefits payable upon the death of the Participant and shall further provide that all dividends or experience rating credits shall be paid to the Trustee and applied to reduce future Employer contributions to the Plan.

     Any annuity contract distributed by the Trustee to a Participant or Beneficiary hereunder shall contain a provision to the effect that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person other than the issuer thereof.

SECTION 4. GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS

     Section 4.1. Special Provisions Regarding Amount and Payment of Retirement Income. The amount and payment of retirement income determined under Sections 2.1, 2.2 and 2.4 hereof shall be subjected to the following provisions of this
Section 4.1.

     (A) Limitations Imposed by Section 415 of Internal Revenue Code. In no event shall the benefits payable under this Plan exceed the maximum permitted by
Section 415 of the Internal Revenue Code, as provide in the Third Supplement to the Plan.

     (B) Minimum Benefits on Normal or Early Retirement. Any provisions of
Section 2.1 or Section 2.2 hereof to the contrary notwithstanding, in the event of the normal retirement or early retirement of a Participant in accordance with the provisions of Section 2.1 or 2.2 hereof, his monthly retirement income determined in accordance with the provisions of Section 2.1(B) or 2.2(B) hereof, whichever is applicable, shall not be less than the monthly retirement income, if any, determined in accordance with the provisions of Section 2.1(B) or 2.2(B) hereof that such Participant would have received as of any earlier date of retirement if he had retired under the provisions of Section 2.1 or 2.2 at any time prior to his actual date of retirement.

     (C) Notice and Election Timing. The Committee shall provide each Participant, during the period beginning 90 days before his Annuity Starting Date and ending 30 days before his Annuity Starting Date (or as soon after the expiration of such period as is administratively practicable), written notification of the terms and conditions of payment under Sections 2.1(C), 2.2(C) and 2.4(A)(2) hereof and, if the Participant is married, the terms and conditions of payment provided under the Qualified Joint and 50% Survivor Annuity Option, including the Participant's right to waive the Qualified Joint and 50% Survivor Annuity Option, to elect an alternative form of payment, and to revoke such waiver prior to the Annuity Starting Date, the right of the spouse, if applicable, to consent or refuse to consent to such waiver, and a description of each optional form of benefit, including a description of the eligibility conditions for the optional form, the financial effect of electing the optional form, and the relative value of the different forms of benefit provided under the Plan, all in accordance with Income Tax Regulations Section 1.417(a)(3)-1. Any provisions of Section 2.1(C), 2.2(C), 2.4(A)(2) or 3.1 hereof to the contrary notwithstanding, if a Participant does not elect, in writing filed with the Committee during the election period described below, to receive the retirement income payable on his behalf either (i) under the form of payment specified in Section 2.1(C), 2.2(C) or 2.4(A)(2), whichever is applicable, or
(ii) under an optional form of payment described in and subject to the provisions of Section 3.1 hereof, such Participant shall be deemed to have elected, and his retirement income shall automatically be payable in accordance with the provisions of, either (a) if he does not have a spouse at his Annuity Starting Date, the form of payment specified in Section 2.1(C), 2.2(C) or 2.4(A)(2), whichever is applicable, or (b) if he has a spouse at his Annuity Starting Date, the Qualified Joint and 50% Survivor Annuity Option. Any Participant may make an election under this section at any time (and any number of times) during the period beginning on the date which is 90 days prior to his Annuity Starting Date and ending on the latest to occur of (i) his Annuity Starting Date, (ii) the date which is 90 days after the date on which he was provided with the general written explanation described above or (iii) the date which is 90 days after the date on which he was provided with any specific detailed information concerning the payment of his retirement income that is required to be furnished due to the request of the Participant. If any Participant has elected a form of payment other than the automatic form provided above, he may subsequently revoke such election, in writing filed with the Committee within the election period described above, in order to receive his retirement income payable in accordance with the automatic form provided above. Any provisions of Section 3.1 hereof to the contrary notwithstanding, if any Participant is not provided with the written notification described in the first sentence of this section at least 30 days before his Annuity Starting Date but he files his election with the Committee, and his retirement income or other benefit commences, prior to the date which is 30 days after the date on which he was provided with such written notification, he may subsequently, in writing filed with the Committee prior to the expiration of such 30-day period, revoke such election and elect to receive his retirement income payable under any other form of payment that was available to him on his Annuity Starting Date; provided, however, in order for such revocation and new election to become effective, he shall be required to return immediately to the Trust Fund the portion, if any, of the payments that he has received that is in excess of the payments due under his newly elected form of payment, or, at the option of the Participant, future payments due under such newly elected form of payment may be reduced, over a period not to exceed 36 months, until such excess has been recovered. Any provisions herein to the contrary notwithstanding, the consent of the Participant's spouse during the applicable election period shall be required in order for the Participant to receive his retirement income in a form other than that provided under Qualified Joint and Survivor Annuity.

     The annuity starting date for a distribution may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (a) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and 50% Survivor Annuity Option and elect (with spousal consent) to a form of distribution other than a Qualified Joint and 50% Survivor Annuity Option; (b) the Participant is permitted to revoke any affirmative distribution election at least until the annuity starting date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and 50% Survivor Annuity Option is provided to the Participant; and (c) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant

     (D) Qualified Preretirement Survivor Annuity. If a deceased Participant, whose death occurs on or after his Initial Vesting Date and prior to this Annuity Starting Date had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his Beneficiary and such spouse has not consented to such other person being designated as the Beneficiary, the Participant shall be deemed to have:

          (1) revoked his prior designation of Beneficiary;

          (2) designated such spouse as his Beneficiary to receive a portion of the death benefit payable on his behalf under Section 2.4(A)(3) or 2.4(B), whichever is applicable;

          (3) specified that the portion of the benefit provided under Section 2.4(A)(3) or 2.4(B) that is payable to his surviving spouse will be payable as an actuarially equivalent monthly income payable on the first day of each month with the first payment being due (only if said spouse is then living) on the Participant's Normal Retirement Date of the first day of the month coincident with or next following the date of the Participant's death, whichever is later, and with the last payment being the payment due immediately preceding such spouse's death;

          (4) specified that the portion of the benefit provided under Section 2.4(A)(3) or 2.4(B) that is payable to the surviving spouse shall have an actuarially equivalent single-sum value, determined as of the date of his death, equal to the single-sum value, determined as of the date of his death, of the monthly retirement income that would be payable to his surviving spouse, commencing on . the Participant's Earliest Annuity Commencement Date, under the Qualified Joint and 50% Survivor Annuity Option if:

               (a) the Participant's service had been terminated on the date of his death for a reason other than death (or, if the Participant is a vested terminated Participant entitled to a benefit under Section 2.4(A) hereof, he had survived to the Earliest Annuity Commencement
          Date);

               (b) the Participant had (for the purposes of determining the amount of such monthly retirement income commencing at his Earliest Annuity Commencement Date) waived the death benefit coverage under
          Section 2.4(A)(3) hereof, if applicable, during the period beginning on the date of his death and ending on his Earliest Annuity Commencement Date; and

               (c) the Participant had died immediately after such commencement of payments (one-half of the initial payment which would have been due the Participant on his Earliest Annuity Commencement Date shall be included in the determination of such single-sum value); and

          (5) designated such other person (or persons) that was named as his Beneficiary under such revoked designation as the Beneficiary to receive the remaining portion of such benefit payable on his behalf under and in accordance with the provisions of Section 2.4(A)(3) or 2.4(B) hereof.

In lieu of the payment of such benefit to the surviving spouse of a Participant in the form of the monthly income described in Section 4.1(D)(3) above commencing at the Participant's Normal. Retirement Date, such benefit may be paid on an actuarially equivalent basis to the Participant's spouse in such other manner and form permitted under Section 2.4(B) hereof and commencing on such other date permitted under Section 2.4(B) hereof as the surviving spouse may elect in writing filed with the Committee.

     If a deceased Participant, whose death occurs on or after his Initial Vesting Date and prior to his Annuity Starting Date, had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his Beneficiary and such spouse has consented prior to the Participant's attainment of the age of 35 years to such other person being designated as the Beneficiary but has not consented to such designation on or after either the Participant's attainment of such age or his separation from service, unless it is otherwise permissible under the provisions of Section 417 (or any other applicable section) of the Internal Revenue Code or regulations or rulings issued pursuant thereto for such a spouse to elect to waive his or her right to the qualified preretirement survivor annuity, such consent of such spouse shall be invalid and the benefit payable on behalf of such Participant shall be determine and payable in the manner described above as though the Participant's spouse had not consented to such other person being designated as the Beneficiary of the Participant.

     The Committee shall provide each Employee, who is a Participant in the Plan, within the one-year period immediately following the date on which he attains the age of 35 years or on which he becomes a Participant in the Plan, whichever is later, or, if his service is terminated on or after his Initial Vesting Date and prior to his attaining the age of 35 years, the date of termination of his service, or as soon thereafter as if administratively practicable, with written notification of (i) the terms and conditions upon which the Qualified Preretirement Survivor Annuity described above will be payable to his surviving spouse, (ii) the Participant's right to designate at any time prior to his death a person other than his spouse as his Beneficiary and the effect that such a designation will have on the Qualified Preretirement Survivor Annuity, (iii) the rights of the Participant's spouse in the event that the spouse does not consent to such designation and (iv) the right of the Participant to change his Beneficiary designation in accordance with the provisions of Sections 5.2 hereof at any time prior to his death and the effect that such a change will have upon the Qualified Preretirement Survivor Annuity.

     If the Beneficiary of a Participant is his spouse but the Participant elects, pursuant to the provisions of Section 2.4(A)(3) or 2.4(B) hereof, whichever is applicable, an actuarially equivalent form of payment of the benefit provided under such applicable section that does not provide for monthly payments during the lifetime of his spouse in an amount at least as great as the actuarially equivalent income, if any, that would have been payable to such spouse under the provisions of the Qualified Joint and 50% Survivor Annuity Option if the Participant had retired under the provisions of Section 2.1 or 2.2 hereof or his retirement income payments due under Section 2.4(A) hereof had commenced, whichever is applicable, on the day before his death while said option was in effect and he had died immediately thereafter, the Committee shall inform such Participant that such election will constitute an election not to receive a benefit which has the effect of a Qualified Preretirement Survivor Annuity provided under a qualified joint and survivor annuity as described in
Section 417 of the Internal Revenue Code, and the consent of Participant's spouse shall be required in order for such an election to become effective..

     There shall be no duplication between the benefits provided under Sections 2.4(A)(3) and 2.4(B) and under the Qualified Preretirement Survivor Annuity described in this Section 4.1(D), but the benefits under each shall be inclusive of the benefits under the other.

     (E) Spousal Consent Requirement and Waiver. Any provisions herein to the contrary notwithstanding, if the consent of the spouse of the Participant is required for any reason under the provisions hereof, such consent in order to be effective must be in writing and witnessed by a Plan representative or a notary public. In the event that such consent is with respect to the election of a form of payment other than a Qualified Joint and Survivor Annuity or the designation of a person other than the spouse as the Participant's Beneficiary, such consent must acknowledge the specific form of payment that has been elected or the person who has been designated as Beneficiary, as the case may be, and must acknowledge the effect of such consent.

Any of the above to the contrary notwithstanding, such spousal consent for any reason hereunder shall, unless otherwise required by the Committee or by applicable law, be waived for the purposes of the Plan if:

          (1) the spouse has previously consented to such specified action in accordance with the provisions above and such previous consent (a) permits changes with respect to such specified action without any requirement of further consent by such spouse and (b) acknowledges the effect of such consent by the spouse;

     or

          (2) it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury or his delegate may prescribe by regulations as reasons for waiving the spousal consent requirement.

     (F) Latest Date of Commencement of Payments. Except to the extent otherwise permissible under rules or regulations issued by the Internal Revenue Service, distribution of the accrued benefit to which a Participant has a nonforfeitable interest must commence on a date not later than the earlier to occur of:

          (1) his Required Beginning Date, regardless of whether or not his service has been terminated;

     or

          (2) the later of:

               (a) the date that is no later than the 60th day after the close of the Plan Year during which (i) his service is terminated for any reason, (ii) he attains the age of 65 years or (iii) the tenth anniversary of the date on which he initially commenced participation in the Plan or Superseded Plan, whichever is latest, occurs; or

               (b) the date that the Participant elects in accordance with the provisions of Section 3.1 hereof as the date of commencement of his retirement income;

provided, however, if an election of a form of payment has been made by a Participant prior to January 1, 1984 that provides for the commencement of his benefit at a date later than the date applicable under (1) or (2) above and such election both (i) satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248) and (ii) has not been subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such form of payment so long as the change in Beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment), distribution of the Participant's accrued benefit shall not be required to commence prior to the date of commencement specified in such election.

     (G) No Benefit Reduction Due to Post Termination Social Security Changes. Benefits under the Plan shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or by reason of any increase in the wage base under such Title II, if such increase takes place after September 2, 1974 or (if later) the earlier of the date of first receipt of such benefits or the date of the Participants separation from service, as the case may be.

     (H) Minimum Preserved Benefit Due to Certain Amendments. In the event that the Plan or Superseded Plan has been or is amended effective as of a date on or after January 1, 1989 to eliminate or reduce a retirement type subsidy or an early retirement benefit or to change the actuarial assumptions used to determine actuarially equivalent benefits payable thereunder, the monthly retirement income or other benefit, if any, payable under the provisions of
Section 2.1, 2.2 or 2.4 (and Section 3.1 if an optional form of payment is applicable) to a Participant, who was a participant in the Plan or Superseded Plan as of the day immediately preceding the date that the elimination, reduction or change becomes effective (herein referred to as the "Preservation Date") and who retires or whose service is terminated after the Preservation Date, shall be at least equal to the corresponding amount of the monthly retirement income or other benefit, if any, payable to him under the provisions of such applicable section of the Plan (or, if applicable, the section of the Superseded Plan that corresponds to such applicable section of the Plan) as in effect on the Preservation Date computed using his Credited Service, Final Average Monthly Compensation and Monthly Covered Compensation (or, if applicable, their corresponding terms under the Superseded Plan) determined as of the Preservation Date under the provisions of the Plan (or, if applicable, the Superseded Plan) as in effect on such date and using if applicable, the mortality table and interest rate assumptions that applied under the provisions of the Plan (or, if applicable, the Superseded Plan) as in effect on the Preservation Date to compute actuarially equivalent benefits payable to a participant who retired or whose service was terminated on the Preservation Date.

     (I) Direct Rollover Options for Eligible Rollover Distributions. This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The following definitions apply to this section:

          (1) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

               (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more;

               (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Internal Revenue Code;

               (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

               (d) any other exception permitted by law or rules or regulations of the Internal Revenue Service.

          (2) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of said Code, an annuity plan described in Section 403(a) of said Code, or a qualified trust described in Section 401(a) of said Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3) Distributee. A distributee includes an Employee or former Employee. In addition, the Employees or former Employee's surviving spouse and the Employee or former Employee's spouse or former spouse who is the alternate payee under qualified domestic relations order, as defined in
     Section 414(p) of the Internal Revenue Code, are distributees with regard to the interest of the spouse or former spouse.

          (4) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

     Any options set forth in this section shall automatically become inoperative and of no effect upon a ruling by the Treasury Department that the options set forth herein are no longer required.

     (J) Modification of Definition of Eligible Retirement Plan. This Section shall apply to distributions made after December 31, 2001. For purposes of the direct rollover provisions in Section 4.1(I) of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

     Section 4.2. Limitations on Benefits Required by the Internal Revenue Service.

     (A) Limitation in the Event of Plan Termination. In the event that the Plan is terminated, the benefit of any Participant who is a Highly Compensated Employee (or a highly compensated former Employee) shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Internal Revenue Code and regulations issued with respect thereto.

     (B) Limitation on Annual Payments. (1) The provisions of this Section 4.2(B) shall apply during each Plan Year beginning after January 1, 1992 to those Participants who during such Plan Year ( ) a are among the 25 highest-paid Participants (including former Participants) in the Plan (determined with respect to each Employer or group of Employers with respect to which the Plan represents a separate single plan) and (b) are Highly Compensated Employees (or highly compensated former Employees) and whose annual payments under the Plan must be restricted due to the provisions of Section 401(a)(4) of the Internal Revenue Code and regulations issued with respect thereto.

          (2) To the extent required by Section 401(a)(4) of the Internal Revenue Code and regulations issued with respect thereto, the annual benefit payable under the Plan to any such

Participant to whom the provisions of this Section 4.2(B) are applicable shall not exceed an amount equal to the payments that would be made on his behalf under a single life annuity that is the actuarial equivalent of the sum of his accrued benefit and his other benefits under the Plan; provided, however, that such restriction shall not apply if:

               (a) after payment of the "benefits" (as defined below) to the Participants to whom the provisions of this Section 4.2(B) are applicable, the remaining value of Plan assets equals or exceeds 110% of the value of current liabilities within the meaning of Section 412(1)(7) of the Internal Revenue Code and regulations issued with respect thereto;

               (b) the value of the "benefits" (as defined below) for such Participant is less than 1% of the value of current liabilities within the meaning of Section 412(1)(7) of the Internal Revenue Code and regulations issued with respect thereto;

               (c) an agreement, which is expressly permitted under Section 401(a)(4) of the Internal Revenue Code or regulations or ruling issued with respect thereto, is entered into with the Trustee, adequately secured in conformity with the requirements of said Code section, regulations or rulings, which provides for the repayment, if applicable and to the extent required under said Code section, regulations or rulings, to the Trust Fund of any part of the distribution which is restricted under the provisions of said Code section, regulations or rulings;

          or

               (d) in the event of the termination of the Plan, there are sufficient assets to satisfy all benefit liabilities of the Plan to Participants and their Beneficiaries.

          (3) For the purposes of this Section 4.2(B), the term "benefit" shall have the meaning assigned in Treasury Regulation 1.401(a)4)-5(c) and shall include loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Internal Revenue Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

     Section 4.3. Benefits Nonforfeitable if Plan is Terminated. In the event of the termination or partial termination of the Plan, the rights of each affected Participant in the Plan to benefits accrued to such date of termination, to the extent then funded, shall be nonforfeitable, where such benefits shall be determined and distributed as provided in Section 4.5 hereof, provided, however, if the participation in the Plan of one or more but not all Employers that are members of a group of Employers with respect to which the Plan represents a single plan is terminated, the Plan shall not be considered to have been terminated for the purposes of this Section 4.3 (although a partial termination of the Plan may result because of such termination of participation). Unless specifically required otherwise by law or by rules or regulations of the Internal Revenue Service, the nonforfeitable rights granted to Participants under the provisions of this section shall not apply with respect to (i) any benefits (or portions thereof) that have been cashed out, whether voluntarily or involuntarily, under the provisions hereof and that have not been reinstated (by repayment or by the reinstatement of Credited Service accrued prior to the date of such cashout) in accordance with the provisions hereof prior to the date of the termination or partial termination of the Plan or (ii) any nonvested benefits that are deemed cashed out and forfeited at the date of termination of service of a terminated or retired Participant whose service was terminated prior to the date of termination or partial termination of the Plan.

     Section 4.4. Merger of Plan. In the case of the merger or consolidation of the Plan with, or the transfer of assets or liabilities to, another qualified retirement plan, each Participant must be entitled to receive a benefit, upon termination of such other retirement plan after such merger, consolidation or transfer, which is at least equal to the benefit which he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had been terminated at that time.

     Section 4.5. Termination of Plan and Distribution of Trust Fund. Upon termination of the Plan in accordance with the provisions hereof, the share of the assets of the Trust Fund available for distribution to the affected Participants and Beneficiaries shall be allocated and distributed in accordance with the following procedure.

     (A) The Committee shall determine the date of distribution and the share in the value of the assets of the Trust Fund that is attributable to each Employer or group of Employers with respect to which the Plan represents a single plan.

     (B) The distribution of the asset value will be provided by the purchase of insured annuities for each class of Participants and other persons entitled to benefits under the Plan,, as specified in (C) below, except that, in lieu of the purchase of an annuity, a lump-sum distribution shall be made to or on behalf of a Participant if (i) the actuarially equivalent single-sum value of the benefit (payable as a lump-sum settlement) to be distributed to him or on his behalf under the provisions of this Section 4.5 is equal to or less than $3,500 in Plan Years beginning prior to August 6, 1997 or $5,000 in Plan Years beginning after August 5, 1997, or is equal to or less than such larger amount that is permitted as an involuntary cashout of benefits under rules and regulations of the Internal Revenue Service and Pension Benefit Guaranty Corporation, and (ii) such distribution may be made without the necessity of having the consent of the recipient under any applicable rules or regulations of the Internal Revenue Service or Pension Benefit Guaranty Corporation. Any annuities purchased pursuant to the provisions of this Section 4.5 will be subject to the provisions hereof pertaining to the Qualified Joint and 50% Survivor Annuity Option and to the Qualified Preretirement Survivor Annuity.

     (C) The Committee shall determine the asset value available for distribution on behalf of each Employer or group of Employers with respect to which the Plan represents a single plan after taking into account the expenses of such distribution. After having determined such asset value available for distribution to each such Employer or group of Employers, as the case may be, and subject to the applicable provisions of any Supplement hereto pertaining to the distribution of assets upon the termination of the Plan, the Committee shall allocate such asset value (allocated to the particular Employer or group of Employers) as of the date of termination of the Plan in accordance with Section 4044 of the Employee Retirement Income Security Act of 1974, as amended.

     (D) In the event that there be asset value remaining after the satisfaction of all liabilities of the Plan to Participants and their Beneficiaries, such residual assets shall be allocated and distributed as follows:

          (1) the portion, if any, of the residual assets attributable to mandatory employee contributions, if any, shall be determined by multiplying such residual assets by the fraction in which the numerator is the present value of the portions of the accrued benefits of all eligible Participants which are derived from such Participant's mandatory employee contributions and the denominator is the present value of all benefits (exclusive of the portion, if any, of an individual's accrued benefit which is derived from the Participant's contributions to the Plan or Superseded Plan which were not mandatory contributions) with respect to which assets have been allocated under (C) above, and such portion of the residual assets attributable to mandatory employee contributions shall be allocated among the eligible Participants in proportion to the present value of the portion of the accrued benefit of each such eligible Participant which is derived from his mandatory employee contributions;

     and

          (2) the excess of such residual assets over the portion thereof attributable to mandatory employee contributions as determined under (1) above shall be distributed to the Employer;

provided, however, in the case of a group of Employers with respect to which the Plan represents a single plan, the residual assets shall remain in the Trust Fund if the Plan is not being terminated with respect to all of such Employers. For the purposes of (1) above, an eligible Participant includes each Participant in the Plan as of the date of termination of the Plan and each former Participant who has received, during the three-year period ending with the date of termination of the Plan, a distribution from the Plan of such individual's entire nonforfeitable benefit in the form of a single-sum distribution in accordance with Section 203(e) of the Employee Retirement Income Security Act of 1974, as amended, or in the form of irrevocable commitments purchased by the Plan from an insurer to provide such nonforfeitable benefit.

     (E) The order of priorities for, and the amounts and methods of, the distributions set forth above and the rights of Participants and their Beneficiaries to benefits under the Plan shall be subject (i) to the distribution rules set forth in the Plan and to the distribution rules and regulations of the Pension Benefit Guaranty Corporation, (ii) to the limitations provided by Section 4.2 of the Plan, (iii) to any changes, including the recapture of any prior distributions to Participants, as may be ordered by the Pension Benefit Guaranty Corporation and (iv) to any changes required by the Internal Revenue Service as a condition for issuing a favorable determination letter stating that the distribution of assets will not adversely affect the continued qualified status of the Plan under Section 401(a) of the Internal Revenue Code

     Section 4.6. Special Provisions That Apply If Plan Is Top-Heavy. The provisions of this Section 4.6 shall apply if the Superseded Plan was or the Plan is a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code with respect to any Plan Year beginning after December 31, 1983.

     (A) Determination of Plan Years in Which Plan Is Top-Heavy. The Plan shall be top-heavy with respect to an applicable Plan Year if:

          (1) either:

               (a) any Participant, former Participant or Beneficiary in the Plan is a "key employee" within the meanings of Section 416 of the Internal Revenue Code (hereinafter referred to in this Section 4.6 as "Key-Employees"); or

               (b) the Plan is required to be combined with any other plan, which is included in the Aggregation Group (as defined below) and which has a participant who is a Key Employee, in order to enable such other plan to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code;

          (2) the ratio (determined in accordance with Section 416 of the Internal Revenue Code) as of the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such first Plan Year (such day, whether applicable to the first Plan Year or to subsequent Plan Years, is hereinafter referred to in this Section 4.6 as the "Determination Date") of:

               (a) the sum of (i) the present value of the cumulative accrued benefits for all Key Employees under all defined benefit plans included in the Aggregation Group plus (i) the aggregate of the individual accounts of all Key Employees under all defined contribution plans included in such Aggregation Group;

          to

               (b) a similar sum determined for all Participants, former Participants and Beneficiaries excluding any such Participant or former Participant (or his Beneficiary) who was a Key Employee for any prior Plan Year but who is not currently a Key Employee and also excluding, for Plan Years beginning after December 31, 1984, any Participant or former Participant (or his Beneficiary) who has not at any time during the five-year period ending on the Determination

          Date performed services for any employer maintaining a plan included in the Aggregation Group under all defined benefit plans and defined contribution plans included in such Aggregation Group;

     is greater than 60%.

     For the purposes of this Section 4.6, the Aggregation Group shall mean the Plan plus all other defined benefit plans and defined contribution plans (including any such plans that terminated during the five-year period ending on the Determination Date), if any, maintained by the Controlled Group Members; provided, however, that any defined benefit plan or defined contribution plan of any Controlled Group Member that (i) does not have any participant who is a Key Employee and (ii) is not required to be combined with any other plan, which is included in the Aggregation Group and which has a participant who is a Key Employee, in order to enable such other plan to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code, shall be included in the Aggregation Group only if such defined benefit plan or defined contribution plan, together with the other plans that are included in the Aggregation Group, as a combined group satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

     The present value of an accrued benefit under the Plan shall, for the purposes of this Section 4.6, be determined as of the most recent valuation date that (i) is used for the Plan Year for computing Plan costs for minimum funding purposes (regardless of whether a valuation is actually performed for that Year) and (ii) is within the 12 month period ending on the applicable Determination Date (such valuation date is herein referred to in this Section 4.6 as the "Valuation Date"). Such present value of accrued benefits under the Plan shall be computed using 5% interest and the mortality table used for such Plan Year for computing Plan costs for minimum funding purposes.

     The present value of the cumulative accrued benefits under the other defined benefit plans included in the Aggregation Group and the aggregate of the individual accounts under the defined contribution plans included in such Aggregation Group shall be determined separately for each such plan in accordance with Section 416 of the Internal Revenue Code and regulations issued with respect thereto as of the "determination date" that is applicable to each such separate plan and that falls within the same calendar year that the Determination Date applicable to the Plan falls.

     Unless required otherwise under Section 416 of the Internal Revenue Code and regulations issued thereunder, a Participant's (or Beneficiary's) accrued benefit under the Plan shall be equal to the sum of:

               (a) an amount equal to either:

                    (i) if his service has not been terminated and he has not
               reached his Normal Retirement Date as of the Valuation Date, the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that he has accrued as of the Valuation Date;

                    (ii) if his service has not been terminated and he has
               reached his Normal Retirement Date as of the Valuation Date, the monthly retirement income to which he would have been entitled under the normal retirement provisions of the Plan if he had retired on the Valuation Date;

               or

                    (iii) if his service has been terminated as of the Valuation
               Date, the amount of retirement income or other benefit that is payable on his behalf under the Plan On and after the Valuation Date;

               plus

               (b) the aggregate distributions made on his behalf during the five-year period ending on the Determination Date;

provided, however, that his estimated accrued benefit between the Valuation Date and Determination Date applicable to the first Plan Year shall be included as part of his accrued benefit with respect to the first Plan Year only. Any provisions hereof to the contrary notwithstanding and solely for the purpose of determining if the Plan is top-heavy with respect to an applicable Plan Year beginning after December 31, 1986, the accrued benefit of any employee who is not a Key Employee shall be determined under the method which is used for accrual purposes for all defined benefit plans included in the Aggregation Group or, if a single method is not used for all such defined benefit plans, the accrued benefit of such employee shall be determined as though it accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(I)(C) of the Internal Revenue Code.

     (B) Minimum Vesting Provisions If Plan Becomes Top-Heavy. Any other provision of the Plan to the contrary notwithstanding, the Initial Vesting Date of a Participant in the Plan, who has accrued an Hour of Service during any Plan Year that is subsequent to the last Plan Year that the Plan was not top-heavy, for the purpose of determining his eligibility for the benefit provided under
Section 2.4(A) hereof during any plan Year that is subsequent to the last Plan Year that the Plan was not top-heavy, shall not be later than (i) the date as of which he completes two years of Vesting Service or (ii) the first day of the Plan Year immediately following the last Plan Year that the Plan was not top-heavy, whichever is later, but the Vested Percentage of the Participant for the purposes of Section 2.4(A)(1) shall be 100% with respect to the portion of his Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that is attributable to his own contributions, if any, and shall not be less than the percentage specified in the schedule below, based upon the Participant's number of years (ignoring fractions) of Vesting Service as of the date of termination of his service, with respect to the portion of his Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that is attributable to employer contributions:

    YEARS OF        VESTED
VESTING SERVICE   PERCENTAGE
---------------   ----------
  Less than 2         0%
       2             20%
       3             40%
       4             60%
       5             80%
   6 or More        100%

In the event that the Plan ceases to be top-heavy with respect to any subsequent Plan Year, the following provisions will apply with respect to the minimum benefits to which such a Participant is entitled under Section 2.4(A) hereof during such subsequent Plan Years that the Plan is not top-heavy:

          (1) if the participant had not completed at least two Years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, his nonforfeitable right to the benefits to which he is entitled under Section 2.4(A) hereof shall be determined as though the Plan had never been top-heavy;

          (2) if the Participant had completed at least two but had not completed at least three years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, he shall be eligible for a minimum benefit payable under Section 2.4(A) hereof; such minimum benefit provided under Section 2.4(A)(1) shall be based upon (a) 100% of the portion of his Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that he has accrued as of the date of termination of his service that is attributable to his own contributions, if any, plus (b) the product of (i) the portion of the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that he had accrued as of the date of termination of his service that is attributable to employer contributions multiplied by (ii) his Vested Percentage determined as of the last day of the last Plan Year during which the Plan was top-heavy;

          (3) if the Participant had completed at least three years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, he shall be eligible for the benefit provided under Section 2.4(A) hereof, but the Participant's Vested Percentage shall be determined in the same manner as though the Plan had remained top-heavy; and

          (4) the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that a Participant, whose Vesting Service includes service that was accrued on or prior to the last day of the last Plan Year that the Plan was top-heavy, has accrued as of any given date shall not be less than the actuarial equivalent of (a) the benefit provided on his behalf under Section 4.6(C)(1) below as of such given date plus (b) the benefit provided on his behalf under Section 4.6(C)(2)(a) below as of the last day of the last Plan Year during which the Plan was top-heavy less (c) the amount of the benefit provided on his behalf under Section 4.6(C)(2)(b) below as of such given date.

     (C) Minimum Benefit if Plan Becomes Top-Heavy. In the event that the service of a Participant, who is not a Key Employee, is terminated on or after his Initial Vesting Date for any reason, the retirement income payable to the Participant under the provisions of Section 2.1, 2.2 or 2.4(A) hereof or, if the service of the Participant is terminated by reason of his death, the retirement income which he has accrued as of the date of his death that is used to determine the benefit payable on his behalf under the provisions of Section 2.4(B) hereof, whichever is applicable, shall not be less than that amount of retirement income which is actuarially equivalent (based upon the interest and mortality assumptions that are being used under the Plan as of the date of his retirement or termination of service to determine actuarially equivalent monthly retirement incomes) to an amount equal to:

          (1) 100% of the portion of his Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that he has accrued as of the date of his retirement or termination of service that is attributable to his own contributions, if any;

     plus

          (2) the excess, if any, of:

               (a) a monthly retirement income payable to the Participant for life (with no ancillary benefits) commencing at his Normal Retirement Date in an amount equal to (i) 2% of his "IRC 416 Final Average Monthly Compensation" multiplied by (ii) his number of years of Vesting Service, not in excess of 10 years, that were accrued during those Plan Years in which the Plan was top-heavy, with the resulting product of (i) and (ii) multiplied by (iii) his Vested Percentage at the date of his retirement or termination of service; provided, however, if the Participant retires after his Normal Retirement Date, the amount of the monthly retirement income determined under this Subparagraph (a) shall not be less than the actuarial equivalent of the monthly retirement income determined in accordance with this subparagraph that would have been payable to the Participant if he had retired on his Normal Retirement Date;

          over

               (b) the monthly retirement income payable to the Participant for life (with no ancillary benefits) commencing at his Normal Retirement Date in an amount equal to the sum of:

                    (i) such amount of income, if any, that he has a
               nonforfeitable right to receive and that is attributable to employer contributions and is payable to the Participant under the other defined benefit plans, if any, which are included in the Aggregation Group;

               plus

                    (ii) such amount of income that can be provided on an
               actuarially equivalent basis (based upon the interest and mortality assumptions that are being used under the Plan as of the date of his retirement or termination of service to determine actuarially equivalent monthly retirement incomes) by the amounts, if any, that he has a nonforfeitable right to receive and that are attributable to employer contributions and forfeitures that are credited to his account under the defined contribution plans, if any, included in the Aggregation Group;

provided, however, if the Aggregation. Group includes one or more defined contribution plans and if, with respect to each Plan Year that the Plan is top-heavy, the Participant has received an allocation of employer contributions and forfeitures to his account under such defined contribution plan or plans which is equal to or greater than 5% of the Compensation as defined in the Third Supplement ("IRC 415 Compensation") that he received during such Plan Year from the employers maintaining plans included in the Aggregation Group, the minimum benefit described above in this Section 4.6(C) shall not apply to such Participant. For the purposes of this Section 4.6(C), a Participant's IRC 416 Final Average Monthly Compensation" shall be equal to his average monthly rate of IRC 415 Compensation for the five consecutive calendar years, which are prior to the January 1st immediately following (i) the date of the Participant's retirement or termination of service or (ii) the close of the last Plan Year in which the Plan is top-heavy, whichever is earlier, during which he received the highest aggregate IRC 415 Compensation. Such average monthly rate will be determined by dividing the total of such IRC 415 Compensation that he received during such five-consecutive-calendar year period from the employers maintaining plans included in the Aggregation Group by the product equal to 12 times the number of years of Vesting Service which he accrued during such five-calendar-year period. In the event that the Participant does not receive both IRC 415 Compensation and Vesting Service during a calendar year or calendar years, such calendar year or calendar years during which he did not receive both IRC 415 Compensation and Vesting Service shall be ignored and excluded in determining the five consecutive calendar years during which he received the highest aggregate IRC 415 Compensation.

     (D) Restriction of Section 416(h) of the Internal Revenue Code if Plan is Top-Heavy. Any provision of Section 4.1(A) hereof to the contrary notwithstanding, in any Plan Year that the Plan is top-heavy, 100% shall be substituted for 125% in paragraphs (2)(B) and (3)(B) of Section 415(e) of the Internal Revenue Code. This paragraph shall not apply to Plan Years commencing after December 31, 1999.

     (E) Modification of Top-Heavy Rules -

          (1) Effective date. This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section 4.7 amends Section 4.6 of the Plan.

          (2) Determination of Top-Heavy status-Key Employee. Key Employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of
     Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

          (3) Determination of present values and amounts. This Section (C) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

               (a) Distributions During Year Ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any Plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

               (b) Employees Not Performing Services During Year Ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

          (4) Minimum benefits. For purposes of satisfying the minimum benefit requirements of Section 416(c)(l) of the Code and the Plan, in determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.

SECTION 5. MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS.

     Section 5.1. Participants to Furnish Required Information. Each Participant, his spouse and his Beneficiaries and joint pensioners will finish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments thereunder are conditional upon the Participant's, Beneficiary's or joint pensioner's furnishing promptly such true, full and complete information as the Committee may request. Each Participant will submit proof of his age and marital status and proof of the age and continued life of each Beneficiary and joint pensioner designated or selected by him to the Committee at such time as required by the Committee. The Committee will, if such proof of age, marital status or continued life is not submitted as required, use as conclusive evidence thereof, such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, will be in such manner as the Committee deems equitable. Any notice or information which, according to the terms of the Plan or the rules of the Committee, must be filed with the Committee, shall be deemed so filed at the time that it is actually received by the Committee. The Employer, the Committee, and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by an employee, Participant, Beneficiary or joint pensioner with respect to his age or other facts required to be determined under any of the provisions of the Plan and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation or evidence, upon being duly made or furnished, shall be conclusively binding upon the Person furnishing same; but it shall not be binding upon the Employer, the Committee, or any other person or persons involved in the administration of the Plan, and nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation or evidence or to relieve the Employee, Participant, Beneficiary or joint pensioner from the duty of submitting satisfactory proof of any such fact.

     Section 5.2. Beneficiaries. Subject to the provisions of the following paragraphs of this section, each Participant may, on a form provided for that purpose, signed and filed with the Committee, designate a Beneficiary to receive the benefit, if any, which may be payable to his Beneficiary under the Plan in the event of his death, and each designation may be revoked by such Participant by signing and filing with the Committee a new designation of Beneficiary form.

     If a deceased Participant, who has been married to his spouse throughout the one-year period immediately Preceding his death, has designated a person other than his spouse as his Beneficiary and such spouse has not consented in accordance with the provisions of Section 4.1(E) hereof, either after the date of the Participant's separation from service or on or after the date that the Participant attained the age of 35 years, to such other person being designated as the Beneficiary, the provisions of Section 4.1(D) hereof, relating to the qualified preretirement survivor annuity payable to his surviving spouse, will apply in the event of his death on or after his Initial Vesting Date, and the Participant will automatically be deemed to have changed his designation of Beneficiary to the extent necessary to comply with the provisions of Section 4.1(D).

     If a deceased Participant who had a spouse at the date of his death failed to designate a Beneficiary in accordance with the provisions of this section, he shall be deemed to have designated his spouse as his Beneficiary. If a deceased Participant who had no spouse at the date of his death failed to designate a Beneficiary in accordance with the provisions of this section or if a deceased Participant (whether or not he has a surviving spouse at the date of his death) had previously designated a Beneficiary but no designated Beneficiary is surviving at the date of his death, the death benefit, if any, that may be payable under the Plan with respect to such deceased Participant may be paid, in the discretion of the Committee but subject to the provisions of Sections 4.1(D) and 4.1(E) hereof if the spouse of such deceased Participant is surviving, either to:

               (a) any one or more of the persons comprising the group consisting of the Participant's spouse, the Participant's descendants, the Participant's parents or the Participant's heirs-at-law, and the Committee may direct the payment of the entire benefit to any member of such group or the apportionment of such benefit among any two or more of them in such shares as the Committee, in its sole discretion, shall determine; or

               (b) the estate of such deceased Participant;

or in the event the Committee does not so direct any of such payments, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments shall be paid. Any payment made to any person pursuant to the provisions of this Section 5.2 shall operate as a complete discharge of all obligations under the Plan with respect to such deceased Participant and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

     Section 5.3. Contingent Beneficiaries. In the event of the death of a Beneficiary who survives the Participant and who, at the Beneficiary's death, is receiving benefits pursuant to the provisions of the Plan within any certain period specified under the Plan with respect to which death benefits are payable under the Plan after the Participant's death, the same amount of monthly retirement income that the Beneficiary was receiving shall be payable for the remainder of such specified certain period to a person designated by the Participant (in the manner provided in Section 5.2) to receive the remaining death benefits, if any, payable in the event of such contingency or, if no person was so named, then to a person designated by the Beneficiary (in the manner provided in Section 5.2) of the deceased Participant to receive the remaining death benefits, if any, payable in the event of such contingency; provided, however, that if no person so designated be living upon the occurrence of such contingency, then the remaining death benefits, if any, shall be payable for the remainder of such specified certain period, in the discretion of the Committee, either to:

               (a) all or any one or more of the persons comprising the group consisting of the Participant's spouse, the Beneficiary's spouse, the Participant's descendants, the Beneficiary's descendants, the Participant's parents, the Beneficiary's parents, the Participant's heirs-at-law or the Beneficiary's heirs-at-law, and the Committee may direct the payment of the entire benefit to any member of such group or the apportionment of such benefit among any two or more of them in such shares as the Committee, in its sole discretion, shall determine; or

               (b) the estate of such deceased Beneficiary;

or in the event the Committee does not so direct any of such payments, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments shall be paid. Any payments made to any person pursuant to the provisions of this Section 5.3 shall operate as a complete discharge of all obligations under the Plan with respect to such deceased Beneficiary and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

     Section 5.4. Participants' Rights in Trust Fund. No Participant or other person shall have any interest in or any right in, to or under the Trust Fund, or any part of the assets held thereunder, except as to the extent expressly provided in the Plan.

     Section 5.5. Benefits Not Assignable. Except to the extent required to comply with a qualified domestic relations order as described in Sections 401(a)(13) and 414(p) of the Internal Revenue Code, or as otherwise provided by applicable law, no benefits, rights or accounts shall exist under the Plan which are subject in any manner to voluntary or involuntary anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be null and void; nor shall any such benefit, right or account under the Plan be in any manner liable for or subject to the debts, contracts, liabilities, engagements, torts or other obligations of the person entitled to such benefit, right or account; nor shall any benefit, right or account under the Plan constitute an asset in case of the bankruptcy, receivership or divorce of any person entitled to a benefit under the Plan; and any such benefit, right or account under the Plan shall be payable only directly to the Participant or Beneficiary, as the case may be. Where a qualified domestic relations order has been received by the Committee, the terms and benefits of the Plan will be considered to have been modified with respect to the Participant affected to the extent that such order requires benefits to be paid to specified individuals other than the Participant. The Committee shall adopt written procedures for the determining whether orders constitute qualified domestic relations order and for administering such orders, a copy of which shall be provided to any Participant upon written request without charge.

     Section 5.6. Benefits Payable to Minors and Incompetents. Whenever any person entitled to payments under the Plan shall be a minor or under other legal disability or in the sole judgment of the Committee shall otherwise be unable to apply such payments to his own best interest and advantage (as in the case of illness, whether mental or physical, or where the person not under legal disability is unable to preserve his estate for his own best interest), the Committee may in the exercise of its discretion direct all or any portion of such payments to be made in any one or more of the following ways unless claim shall have been made therefor by an existing and duly appointed guardian, tutor, conservator, committee or other duly appointed legal representative, in which event payment shall be made to such representative:

     (A) directly to such person unless such person shall be an infant or shall have been legally adjudicated incompetent at the time of the payment;

     (B) to the spouse, child, parent or other blood relative to be expended on behalf of the person entitled or on behalf of those dependents as to whom the person entitled has the duty of support; or

     (C) to a recognized charity or governmental institution to be expended for the benefit of the person entitled or for the benefit of those dependents as to whom the person entitled has the duty of support.

     The decision of the Committee will, in each case, be final and binding upon all persons, and the Committee shall not be obliged to see to the proper application or expenditure of any payments so made. Any payment made pursuant to the power herein conferred upon the Committee shall operate as a complete discharge of the obligations of the Trustee and of the Committee.

     Section 5.7. Conditions of Employment Not Affected by Plan. The establishment and maintenance of the Plan will not be construed as conferring any legal rights upon any Participant to the continuation of his employment with the Employer, nor will the Plan interfere with the right of the Employer to discipline, lay off or discharge any Participant. The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any employee or to be a consideration for, inducement to, or condition of employment of any person.

     Section 5.8. Notification of Mailing Address. Each Participant and other person entitled to benefits hereunder shall file with the Committee from time to time, in writing, his post office address and each change of post office address, and any check representing payment hereunder and any communication addressed to a Participant, a former Participant, a Beneficiary or a pensioner hereunder at his last address filed with the Committee (or, if no such address has been filed, then at his last address as indicated on the records of the Employer) shall be binding on such person for all purposes of the Plan, and neither the Committee nor the Trustee shall be obliged to search for or ascertain the location of any such person.

     If the Committee, for any reason, is in doubt as to whether retirement income payments are being received by the person entitled thereto, it may, by registered mail addressed to such person and to such person's designated Beneficiary, if any, at their address last known to the Committee, notify such person and his Beneficiary that all unmailed and future retirement income payments shall be henceforth withheld until the Committee is provided with evidence of such person's continued life and his proper mailing address or with evidence of such person's death. In the event that (i) such notification is mailed to such person and his designated Beneficiary, (ii) the Committee is not furnished with evidence of such person's continued life and proper mailing address or with evidence of his death within three years of the date such notification was mailed and (iii) the Committee is unable to find any person to whom payment is due under the provisions of the Plan within three years of the date such notification was mailed, all retirement income and other benefit payments due shall be forfeited at the end of such three-year period following the date such notification was mailed; provides however, if claim for any forfeited benefit is subsequently made by any such person to whom payment is due under the Plan, such forfeited benefits due such person shall be reinstated.

     Section 5.9. Written Communications Required. Any notice, request, instruction, or other communication to be given or made hereunder shall be in writing and may be delivered to the addressee personally, may be delivered to the addressee by a commercial delivery service at the last address for notice shown on the Committee's records, or may be deposited in the United States mail fully postpaid and properly addressed to such addressee at the last address for notice shown on the Committee's records. Such notices may also be given by e-mail, posting on websites, or other forms of electronic communication to the extent permitted by procedures adopted by the Committee and applicable law. Whenever any provision of the Plan requires any Participant to file any application or take any other action in writing, such filing or action may be done by e-mail, telephonic voice response system, website, or other form of electronic communication to the extent permitted by procedures adopted by the Committee and applicable law.

     Section 5.10. Claims and Appeals. Each person asserting any right to benefits under the Plan (a "claimant") must submit a written claim for benefits to the Committee. Such claim shall be filed not more than one year after the claimant knows (or with the exercise of reasonable diligence would know) of the existence of a basis for a claim; provided that a formal claim shall not be required for payment of retirement benefits in the normal course and that nothing herein shall be construed to permit the forfeiture of a Participant's benefit for failure to file a timely application for such benefit; and provided further that the Committee may waive or extend such requirement in its sole discretion.

     Upon the receipt of such a claim and in the event the claim is denied, the Committee or its designee shall, within 90 days after its receipt of such claim, provide such claimant a written statement which shall be delivered or mailed to the claimant by certified or registered mail to his last known address, which statement shall contain the following:

     (A) the specific reason or reasons for the denial of benefits;

     (B) a specific reference to the pertinent provisions of the Plan upon which the denial is based;

     (C) a description of any additional material or information that is necessary;

     (D) an explanation of the review procedure provided below; and

     (E) an explanation of the applicant's right to file suit under Section 502 of the Employee Retirement Income Security Act of 1974 ("ERISA") if such claim is denied on appeal provided, however, in the event that special circumstances require an extension of time for processing the claim, the Committee shall provide such claimant with such written statement described above not later than 180 days after receipt of the claimant's claim, but, in such event, the Committee shall furnish the claimant, within 90 days after its receipt of such claim, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that such written statement will be furnished.

     Within 60 days after receipt of a notice of a denial of benefits as provided above, if the claimant disagrees with the denial of benefits, the claimant or his authorized representative must request, in writing, that the Committee review his claim and may request to appear before the Committee for such review. In conducting its review, the Committee shall consider any written statement or other evidence presented by the claimant or his authorized representative in support of his claim. The claimant may be represented by a qualified representative (who need not be an attorney), and shall have the right, on written request and without charge, to copies of all material that is relevant to his claim within the meaning of Department of Labor Regulations Section 2560.503-1(m)(8).

     Within 60 days after receipt by the Committee of a written application for review of his claim, the Committee shall notify the claimant of its decision; provided, however, in the event that special circumstances require an extension of time for processing such application, the Committee shall so notify the claimant of its decision not later than 120 days after receipt of such application, but, in such event, the Committee shall furnish the claimant, within 60 days after its receipt of such application, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that its decision will be furnished. The decision of the Committee shall be in writing and shall include the specific reasons for the decision presented in a manner calculated to be understood by the claimant, shall contain reference to all relevant Plan provisions on which the decision was based, and shall explain the applicant's right to file suit under Section 502 of ERISA if the claim is denied.

     Except as otherwise required by ERISA, the decision of the Committee shall be final and conclusive. No claimant may commence any action at law or equity, or any administrative procedure, to recover any benefit from the Plan unless such claimant has first complied with all of the requirements of this Section 5.10, and no such action may be commenced more than six months after the claimant has received the notice of the Committee's decision upon review of the claim, notwithstanding any other statute of limitations.

     The provisions of this Section 5.10 are intended to comply in all regards with the requirements of Section 503 of ERISA and Department of Labor Regulations Section 2560.503-1, and shall be so interpreted. Without limiting the generality of the preceding sentence, all provisions of such regulations relating to extensions of time limits shall also apply to all proceedings under this Section 5.10.

     Section 5.11. Credit for Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, effective as of December 12, 1994, as required by the Uniformed Service Employment and Reemployment Rights Act, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

     Section 5.12. Participant Litigation. In any action or proceeding regarding the Plan, Employees, Participants, Beneficiaries, spouses or any other persons having or claiming to have an interest in this Plan will not be necessary parties and will not be entitled to any notice or process. Any final judgment which is not appealed or appealable and may be entered in any such action or proceeding will be binding and conclusive on the parties hereto and all persons having or claiming to have any interest in this Plan. To the extent permitted by law, if a legal action is begun against any Employer, the Trustee, the Committee or any member thereof, or any of their directors, officers, partners, members, managers, shareholders, employees, or agents, by or on behalf of any person and such action results adversely to such person or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the costs to such person of defending the action will be charged to the amounts, if any, which were involved in the action or were payable to the Participant or other person concerned. To the extent permitted by applicable law, acceptance of participation in this Plan will constitute a release of all Employers, the Trustee, the Committee and all members thereof, or their respective directors, officers, partners, members, managers, shareholders, employees, or agents, from any and all liability and obligation not involving willful misconduct or gross neglect.

SECTION 6. MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER.

     Section 6.1. Contributions. No contributions shall be required of or permitted to be made by any Participant. The Employer intends, but does not guarantee, to make annual contributions in amounts at least equal to the amounts, if any, required to meet the minimum funding requirements of Section 412 of the Internal Revenue Code, as specified in the actuary's valuation reports for the applicable periods of time. Subject to applicable provisions of law, neither the Employer nor any of its officers, agents or employees, nor any member of its board of directors, nor any partner or sole proprietor, guarantees, in any manner the payment of benefits under the Plan.

     Section 6.2. Employer's Contributions Irrevocable. The Employer shall have no right, title or interest in the Trust Fund or in any part thereof, and no contributions made thereto shall revert to the Employer except such part of the Trust Fund, if any, that remains therein after the satisfaction of all liabilities to persons entitled to benefits under the Plan and except as provided in the following paragraph.

     All contributions to the Plan are made subject to their deductibility under
Section 404 of said Code. In the event that a contribution either is made by a good faith mistake of fact or is disallowed as a tax deductible expense under
Section 404 of the Internal Revenue Code, the excess of the amount contributed over either the amount that would have been contributed if there had not been such a mistake or the amount that is allowed as a tax deductible expense, as the case may be, with such excess reduced by the net losses, if any, of the Trust Fund attributable thereto (but without any increase due to the net earnings, if any, of the Trust Fund attributable thereto), shall be returned to the Employer within one year of the date of the mistaken payment or the disallowance of the deduction, as the case may be.

     Section 6.3. Forfeitures. Forfeitures shall not be used to increase the benefits that any Participant would otherwise receive under the Plan at any time prior to the termination of the Plan but shall be anticipated in determining the costs under the Plan.

     Section 6.4. Amendment of Plan. The Plan may be amended from time to time
(i) in any respect whatever by the board of directors of the Company, or (ii) in the case of amendments that relate to the administration of the Plan and, in the judgment of the Committee, will not materially alter the benefits provided by the Plan, by the Committee.

     (A) Under no condition shall such amendment result in or permit the return or repayment to any Employer of any property held or acquired by the Trustee hereunder or the proceeds thereof or result in or permit the distribution of any such property for the benefit of anyone other than the Participants and their Beneficiaries or joint pensioners, except to the extent provided by Section 4.5 and Section 6.6 hereof with respect to termination of the Plan and expenses of administration, respectively.

     (B) Under no condition shall such amendment change the duties or responsibilities of the Trustee hereunder without its written consent.

     (C) No amendment shall be effective to the extent it eliminates or reduces any Plan benefits or rights that are protected under Section 411(d)(6) of the Internal Revenue Code unless such protected benefits or rights are preserved with respect to benefits accrued to the date of such amendment or unless such reduction or elimination is otherwise permitted by the Internal Revenue Service.

     Except to the extent permissible to comply with any laws or regulations of the United States or of any state to qualify this as a tax-exempt plan and trust, if any amendment affects in any way the calculation of vested benefits under the Plan, such amendment shall apply to any Participant who has completed at least three years of Vesting Service as of the effective date of such amendment or, if later, as of the date such amendment is adopted, only if the effect of the amendment is to increase the vested portion of his benefit.

     Subject to the foregoing limitations, any amendment may be made retroactively which, in the judgment of the Committee, is necessary or advisable provided that such retroactive amendment does not deprive a Participant, without his consent, of a right to receive benefits hereunder which have already vested and matured in such Participant, except such modification or amendment as shall be necessary to comply with any laws or regulations of the United States or of any state to qualify this as a tax-exempt plan and trust.

     The participation in the Plan of Employers other than the Company shall not limit the power of the Company and of the Committee under the foregoing provisions, and all amendments by the Company or the Committee to the Plan shall be binding upon all other Employers. Each Employer may, with the consent of the Committee, modify the provisions of the Plan as it pertains only to its own employees by the adoption, by formal action on its part in the manner described in Section 6.7 hereof, of a Supplement to the Plan specifying such modifications that shall pertain only to its employees.

     Any Supplement to the Plan adopted by an Employer or Employers shall apply only to the employees of the Employer or Employers adopting such Supplement and shall not affect the continued operation of the Plan with respect to any other Employers.

     Section 6.5. Termination of Plan. The Plan may be terminated by the Employers at any time by formal action, in the manner described in Section 6.7 hereof, on the part of each Employer then a party to the Plan specifying (a) that the Plan is being terminated and (b) the date as of which the termination is to be effective. In the event the Plan is to be terminated, the Employer shall notify the Committee and the Trustee of such termination.

     The Plan or participation in the Plan may be terminated in the manner described above with respect to one, but less than all, of the Employers theretofore parties hereto and the Plan continued for the remaining Employer or Employers. The Plan or participation in the Plan shall automatically terminate as to a particular Employer upon dissolution of such Employer or upon its liquidation, merger or consolidation without provisions being made by its successor, if any, for the continuation of the Plan.

     In the event of the liquidation, dissolution, merger or consolidation of the Employer under such circumstances that there shall be a successor person, firm or corporation continuing and carrying on all or a substantial part of its business, such successor may be substituted for the

Employer under the terms of the Plan by formal action on the part of such successor in the manner described in Section 6.7 hereof specifying its election to continue the Plan.

     Any provisions herein to the contrary notwithstanding, in the event of termination of the Plan, the death benefits provided under Sections 2.4(A)(3) and 2.4(B) (or under any Supplements hereto) shall not be payable on behalf of any Participant whose death occurs on or after the date of termination of the Plan, provided, however, if the death of the Participant occurs after the date of termination of the Plan and prior to (a) the date as of which an annuity is purchased on his behalf to provide the benefit to which he is entitled as a result of the termination of the Plan or (b) the date as of which distribution is made on his behalf in some other manner as a result of the termination of the Plan, as the case may be, the amount required to provide the distribution to which he is entitled as a result of termination of the Plan shall, subject to the provisions hereof relating to the qualified preretirement survivor annuity, be used to provide a benefit to his Beneficiary; and provided further, however, the minimum qualified preretirement survivor annuity required under Section 417 of the Internal Revenue Code shall be provided on behalf of any such Participant who is married and whose death occurs prior to his Annuity Starting Date and on or after the date on which an annuity has been purchased to provide the benefit to which he is entitled as a result of termination of the Plan.

     Section 6.6. Expenses of Administration. The Employer may pay all expenses incurred in the establishment and administration of the Plan, including expenses and fees of the Trustee, but it shall not be obligated to do so, and any such expenses not so paid by the Employer shall be paid from the Trust Fund.

     Section 6.7. Formal Action by Employer. Any formal action herein permitted or required to be taken by an Employer shall be by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action.

SECTION 7. ADMINISTRATION.

     Section 7.1. Administration by Committee. The Plan will be administered by the Retirement Committee appointed by the Company by formal action on its part in the manner described in Section 6.7 hereof. Such Committee will consist of
(a) a chairman and at least two additional members or (b) a single individual. Each member may, but need not, be a director, proprietor, partner, officer or employee of any Employer, and each such member shall be appointed by the Company to serve until his successor shall be appointed in like manner. Any member of the Committee may resign by delivering his written resignation to the Company and to the other members, if any, of the Committee. The Company by formal action on its part in the manner described in Section 6.7 hereof may remove any member of the Committee by so notifying the member and other Committee members, if any, in writing. Vacancies on the Committee shall be filled by formal action on the part of the Company in the manner described in Section 6.7 hereof.

     In the event that at any time a Committee has not been appointed or is not functioning, the authority of the Committee may be exercised by the senior human resources officer of the Company or persons acting under his authority. In addition, the senior human resources officer of the Company or persons acting under his authority may exercise the authority of the Committee, subject to the oversight of the Committee, with respect to administrative, ministerial or technical matters, including the adoption of amendments to the Plan that are necessary to comply with any applicable law. Any action taken by any officer or employee of the Company with respect to the administration of the Plan that is within the apparent authority of such person shall be binding on all Employees and Participants.

     Section 7.2. Officers and Agents of Committee. The Committee may appoint a secretary who may, but need not, be a member of the Committee and may employ such agents, clerical and other services, legal counsel, accountants and actuaries as may be required for the purpose of administering the Plan. Any person or firm so employed may be a person or firm then, theretofore or thereafter serving the Employer in any capacity. The Committee and any individual member of the Committee and any agent thereof shall be fully protected when relying in good faith upon the advice of the following professional consultants or advisors employed by the Employer or the Committee: any attorney insofar as legal matters are concerned, any certified public accountant insofar as accounting matters are concerned and any enrolled actuary insofar as actuarial matters are concerned.

     Section 7.3. Action by Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and shall have full power to act hereunder. The Committee may act either at a meeting at which a quorum is present or by a writing subscribed by at least a majority of the members of the Committee then serving. Any written memorandum signed by the secretary or any member of the Committee who has been authorized to act on behalf of the Committee shall have the same force and effect as a formal resolution adopted in open meeting. Minutes of all meetings of the Committee and a record of any action taken by the Committee shall be kept in written form by the secretary appointed by the Committee or, if no secretary has been appointed by the Committee, by an individual member of the Committee. The Committee shall give to the Trustee any order, direction, consent or advice required under the terms of the Trust Agreement, and the Trustee shall be entitled to rely on any instrument delivered to it and signed by the secretary or any authorized member of the Committee as evidencing the action of the Committee.

     A member of the Committee may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved. If, in any case in which any Committee member is so disqualified to act, the remaining members cannot agree or if there is only one individual member of the Committee, the Company, by formal action on its part in the manner described in Section 6.7 hereof, will appoint a temporary substitute member to exercise all of the powers of a qualified member concerning the matter in which the disqualified member is not qualified to act.

     Section 7.4. Rules and Regulations of Committee. The Committee shall have the authority to make such rules and regulations and to take such action as may be necessary to carry out the provisions of the Plan and will, subject to the provisions of the Plan, decide any questions arising in the administration, interpretation and application of the Plan, which decisions shall be conclusive and binding on all parties. The Committee may allocate or delegate any part of its authority and duties as it deems expedient.

     Section 7.5. Powers of Committee. In order to effectuate the purposes of the Plan, the Committee shall have the full power and authority to construe and interpret any and all provisions of the Plan, to reconcile any inconsistencies and resolve any ambiguities in the terms of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee in good faith shall not be subject to review by anyone. The Committee is given the power to appoint, in its discretion, one or more Investment Managers to manage, including the power to acquire or dispose of, all or any portion of the assets of the Plan and Trust Fund. The Committee is also given the power to serve as paying agent for the Trust Fund, if it so desires, or to appoint, in its discretion, a paying agent or agents to disburse the benefits payable from the Trust Fund and to authorize and direct the Trustee to make distribution to the Committee as paying agent or to such other paying agent as the Committee shall direct in writing.

     Section 7.6. Duties of Committee. The Committee shall, as a part of its general duty to supervise and administer the Plan:

     (A) determine all facts and maintain records with respect to any Employee's age, amount of Compensation, length of service, Hours of Service, Vesting Service, Credited Service and date of initial coverage under the Plan, and by application of the facts so determined and any other facts deemed material, determine the amount, if any, of benefit payable under the Plan on behalf of a Participant;

     (B) to establish rules, regulations and procedures for the administration of the Plan, and to the extent any such rules, regulations or procedures are inconsistent with any provision of the Plan that is administrative or ministerial in nature, the Plan shall be deemed amended to the extent of the inconsistency;

     (C) establish, carry out and periodically review a funding policy and method consistent with the objectives of the Plan and the applicable lawful requirements of Title I of the

Employee Retirement Income Security Act of 1974; provided, however, that any decisions pertaining to the amount and timing of contributions by the Employer to the Trust Fund are delegated to the Employer;

     (D) give the Trustee specific directions in writing with respect to:

          (1) the making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

          (2) the making of any other payments which the Trustee is not by the terms of the Trust Agreement authorized to make without a direction in writing of the Committee;

     (E) furnish the Trustee with such information (including information relative to the liquidity needs of the Plan) as is deemed necessary for the Trustee to carry out the purposes of the Trust Agreement;

     (F) comply with all applicable lawful reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974;

     (G) comply (or transfer responsibility for compliance to the Trustee) with all applicable Federal income tax withholding requirements for distribution payments imposed by the Tax Equity and Fiscal Responsibility Act of 1982;

     (H) engage on behalf of all Plan Participants an independent qualified public accountant to examine the financial statements and other records of the Plan for the purposes of an annual audit and opinion as to whether the financial statements and schedules in the annual report of the Plan are presented fairly in conformity with generally accepted accounting principles, unless such audit is waived by the Secretary of Labor or his delegate or unless such audit is otherwise not required; and

     (I) engage on behalf of all Plan Participants an enrolled actuary to prepare required actuarial statements, unless this requirement is waived by the Secretary of Labor or his delegate or unless such actuarial statements are otherwise not required.

     The foregoing list of express duties is not intended to be either complete or conclusive, and the Committee shall, in addition, exercise such other powers and perform such other duties as it may deem necessary, desirable, advisable or proper for the supervision and administration of the Plan.

     Section 7.7. Indemnification of Members of Committee. To the extent not covered by insurance or if there is a failure to provide full insurance coverage for any reason and to the extent permissible under corporate by-laws and other applicable laws and regulations, the Employers agree to hold harmless and indemnify the members of the Committee against any and all claims and causes of action by or on behalf of any and all parties whomsoever, and all losses therefrom, including, without limitation, costs of defense and attorneys' fees, based upon or arising out of any act or omission relating to or in connection with the Plan and Trust Agreement other than losses resulting from any such person's fraud or willful misconduct.

     Section 7.8. Actuary. The actuary will do such technical and advisory work as the Committee or the Employer may request, including analysis of the experience of the Plan from time to time, the preparation of actuarial tables for the making of computations thereunder, and the submission of actuarial reports to the Company or the Committee, which reports shall contain an actuarial valuation showing the financial condition of the Plan, a statement of the contributions to be made by the Employers and such other information as may be required by the Committee. The actuary shall be appointed by the Committee with the approval of the Company to serve as long as it is agreeable to the Committee, the Company and the actuary.

     Section 7.9. Fiduciaries. The Trustee is the named fiduciary hereunder with respect to the powers, duties and responsibilities of investment of the Trust Fund, and the Committee is the plan administrator and is the named fiduciary hereunder with respect to the other powers, duties and responsibilities of the administration of the Plan; provided, however, that certain powers, duties and responsibilities of each of said named fiduciaries are specifically delegated to others under the provisions of the Plan and Trust Agreement, and other powers, duties and responsibilities of any fiduciaries may be delegated by written agreement to others to the-extent permitted under the provisions of the Plan and Trust Agreement.

     The powers and duties of each fiduciary hereunder, whether or not a named fiduciary, shall be limited to those specifically delegated to each of them under the terms of the Plan and Trust Agreement. It is intended that the provisions of the Plan and Trust Agreement allocate to each fiduciary the individual responsibilities for the prudent execution of the functions assigned to each fiduciary. None of the allocated responsibilities or any other responsibilities shall be shared by two or more fiduciaries unless such sharing shall be provided by a specific provision in the Plan or the Trust Agreement. If any of the enumerated responsibilities of a fiduciary are specifically waived by the Secretary of Labor, then such enumerated responsibilities shall also be deemed to be waived for the purposes of the Plan and Trust Agreement. Whenever one fiduciary is required by the Plan or the Trust Agreement to follow the directions of another fiduciary, the two fiduciaries shall not be deemed to have been assigned a share of any responsibility, but the responsibility of the fiduciary giving the directions shall be deemed to be his sole responsibility and the responsibility of the fiduciary receiving those directions shall be to follow same insofar as such instructions on their face are proper under applicable law. Any fiduciary may employ one or more persons to render advice with respect to any responsibility such fiduciary has under the Plan or Trust Agreement.

     Each fiduciary may, but need not, be a director, proprietor, partner, officer or employee of the Employer. Nothing in the Plan shall be construed to prohibit any fiduciary from:

               (a) serving in more than one fiduciary capacity with respect to the Plan and Trust Agreement;

               (b) receiving any benefit to which he may be entitled as a Participant or Beneficiary in the Plan, so long as the benefit is computed and paid on a basis that is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries; or

               (c) receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with respect to the Plan, except that no person so serving who already receives full-time pay from an Employer shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

     Each fiduciary shall be bonded as required by applicable law or statute of the United States, or of any state having appropriate jurisdiction, unless such bond may under such law or statute be waived by the parties to the Trust Agreement. The Employer shall pay the cost of bonding any fiduciary who is an employee of the Employer.

     Section 7.10. Applicable Law. The Plan will, unless superseded by federal law, be construed and enforced according to the laws of the State of Illinois, and all provisions of the Plan will, unless superseded by federal law, be administered according to the laws of the said state.

SECTION 8. TRUST FUND.

     Section 8.1. Purpose of Trust Fund. The Trust Fund has been created and will be maintained for the purposes of the Plan, and the moneys thereof will be invested in accordance with the terms of the agreement and declaration of trust which forms a part of the Plan. All contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund, except to the extent provided by Section 3.5 hereof.

     Section 8.2. Benefits Supported Only by Trust Fund. Subject to applicable provisions of law, any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction.

     Section 8.3. Trust Fund Applicable Only to Payment of Benefits. The Trust Fund will be used and applied only in accordance with the provisions of the Plan, to provide the benefits thereof, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons thereunder entitled to benefits, except to the extent provided in Section 4.5 and Section 6.6 hereof with respect to termination of the Plan and expenses of administration, respectively.

     IN WITNESS WHEREOF, LITTELFUSE, INC. has caused this instrument to be executed by its duly authorized officers on this 1st day of January, 2008.

                                        LITTELFUSE, INC.


                                        By: /s/ Ryan K. Stafford
                                            ------------------------------------
                                            Ryan K. Stafford
                                            Vice President, Human Resources
                                            and General Counsel

                                FIRST SUPPLEMENT
                      CERTAIN PARTICIPANTS IN FORMER PLANS

     FIRST SUPPLEMENT A PART OF PLAN.

     (1) This FIRST SUPPLEMENT TO LITTELFUSE, INC. RETIREMENT PLAN (herein referred to as the "First Supplement") forms a part of the LITTELFUSE, INC. RETIREMENT PLAN as in effect on and after January 1, 1992.

     (2) All terms used in this First Supplement shall have the meanings assigned to them in the provisions of the Plan unless otherwise qualified by the context. There shall be no duplication of benefits between the Plan and this First Supplement, and the actuarially equivalent benefits payable under one shall be inclusive of the actuarially equivalent benefits payable under the other unless specifically provided otherwise in the provisions of the Plan or this First Supplement.

     MODIFICATIONS IN BENEFITS PAYABLE UNDER PLAN TO CERTAIN LITTELFUSE, INC. EMPLOYEES

     The provisions of this Section (B) shall apply only to those Participants in the Plan who were employees of Littelfuse, Inc. prior to January 1, 1976, whose Credited Service under the Plan commenced prior to January 1, 1976 and who were participants prior to January 1, 1976 in the Littelfuse, Inc. Profit Sharing Trust (such profit sharing plan as in effect prior to January 1, 1976 is herein referred to as the 'Littelfuse profit sharing plan') and/or who were participants prior to January 1, 1976 in that group annuity contract providing a group annuity fund for certain employees of Littelfuse, Inc., issued by the Continental Assurance Company, Chicago, Illinois, effective January 1, 1961 (such retirement plan as in effect prior to December 31, 1975 is herein referred to as the 'Littelfuse superseded retirement plan'). All of the provisions of the Plan shall apply to the Participants to whom the provisions of this Section (B) are applicable except as provided otherwise in the following subsections of this Section (B).

     (1) Littelfuse Profit Sharing Plan Monthly Retirement Income Equivalent. The Littelfuse Profit Sharing Plan Monthly Retirement Income Equivalent' determined as of any given date specified in this Section (B) shall mean the monthly amount of retirement income, payable as a straight life annuity commencing on such given date, which is equal to the quotient of:

          (a) an amount equal to the sum of:

               (i) the sum of (A) the amount of employer contributions, forfeitures and funds attributable thereto which were credited to such Employee's accounts as of December 31, 1975 under the Littelfuse profit sharing plan as determined from the records maintained with respect to the Littelfuse profit sharing plan and (B) interest on such amount in (A) above at the rate of 6% per annum compounded annually from January 1, 1976 to such given date;

          and

               (ii) if the Employee received a distribution under the Littelfuse profit sharing plan prior to December 31, 1975 but his Credited Service as defined in the Plan includes service accrued prior to the date of such distribution, the sum of (A) the amount of such distribution which he received under the Littelfuse profit sharing plan prior to December 31, 1975 and (B) interest on such amount in (A) above at the rate of 6% per annum compounded annually from the date of such distribution to such given date;

          divided by

          (b) the factor specified in the scheduled below based upon the Employee's attained age (to the nearest month) at such given date:

   ATTAINED
AGE GIVEN DATE    FACTOR
--------------   -------
  65 or older    120.000
      64         125.865
      63         131.649
      62         137.339
      61         142.924
      60         148.392
      59         153.737
      58         158.951
      57         164.028
      56         168.964
      55         173.756
      54         178.402
      53         182.901
      52         187.250
      51         191.448
      50         195.496
      49         199.395
      48         203.146
      47         206.752
      46         210.213
      45         213.532
      44         216.714
      43         219.759

 ATTAINED AGE
 ON GIVEN DATE    FACTOR
 -------------   -------
      42         222.674
      41         225.461
      40         228.124
      39         230.669
      38         233.098
      37         235.416
      36         237.627
      35         239.736

Straight line interpolation between the next higher age and the next lower age shall be used to determine the factor that applies to a Participant whose attained age (to the nearest month) at such given date is not a whole number of years.

     (2) Littelfuse Superseded Retirement Plan Monthly Normal Retirement Benefit. The term 'Littelfuse Superseded Retirement Plan Monthly Normal Retirement Benefit' as used in this Section (B) shall mean the monthly amount of retirement income, payable as a straight life annuity, commencing on the Employee's Normal Retirement Date, which is equal to the monthly normal retirement benefit, if any, being provided on behalf of the Participant under the terms of the Littelfuse superseded retirement plan as of December 31, 1975.

     (3) Normal Retirement Income. Notwithstanding the provisions of Section 2.1 of the Plan, but subject to the provisions of Section 4.1 of the Plan, the monthly amount of retirement income determined under Section 2.1(B) of the Plan which is payable as a straight life annuity in the manner described in Section 2.1(C) of the Plan on behalf of a Participant to whom the provisions of this Section (B) are applicable, upon his normal retirement under the Plan at any time on or after January 1, 1992, shall be equal to the excess of:

          (a) an amount equal to the sum of:

               (i) the monthly retirement income equal to the greater of:

                    (1) the sum of the Participant's Littelfuse Profit Sharing
               Plan Monthly Retirement Income Equivalent determined as of his Normal Retirement Date and his Littelfuse Superseded Retirement Plan Monthly Normal Retirement Benefit; or

                    (2) the monthly retirement income to which such Participant would have otherwise been entitled as determined under the provisions of Section 2.1(B) of the Plan (ignoring the minimum monthly retirement income described in such section of the Plan that applies to a Participant who retires after his Normal Retirement Date) multiplied by the fraction in which the numerator is his number of years of Credited Service, if any, which were accrued prior to January 1, 1976 and which are in excess of one year and the denominator is his total number of years of Credited Service which are in excess of one year, plus

               (ii) the monthly retirement income to which such Participant would have otherwise been entitled as determined under the provisions of Section 2.1(B) of the Plan (ignoring the minimum monthly retirement income described in such section of the Plan that applies to a Participant who retires after his Normal Retirement Date) multiplied by the fraction in which the numerator is his number of years of Credited Service, exclusive of the greater of (1) one year or (2) his number of years of Credited Service which were accrued prior to January 1, 1976, and the denominator is his total number of years of Credited Service which are in excess of one year;

          over

          (b) the Participant's Littelfuse Profit Sharing Plan Monthly Retirement Income Equivalent determined as of his Normal Retirement Date;

     provided, however, that such monthly amount of retirement income payable to any such Participant who retires after his Normal Retirement Date shall not be less than that amount which can be provided on an actuarially equivalent basis by the sum of (i) the single-sum value as of his Normal Retirement Date of the normal monthly retirement income which would have been payable to the Participant in accordance with the above provisions of this Section
     (B)(3) if he had retired on his Normal Retirement Date (using his number of years of Credited Service and Final Average Monthly Compensation determined as of his Normal Retirement Date instead of as of his actual retirement date) and (ii) the amount of interest on such single-sum value in (i) above where the interest shall be compounded annually from the Participant's Normal Retirement Date to his actual retirement date. The actuarial computations to determine such monthly retirement income payable under the Plan on behalf of a Participant who retires after his Normal Retirement Date shall be on the basis of the interest and mortality assumptions which were being used as of the Participant's Normal Retirement Date to determine actuarially equivalent monthly retirement incomes.

     (4) Early Retirement Income. Notwithstanding the provisions of Section 2.2 of the Plan, but subject to the provisions of Section 4.1 of the Plan, the monthly amount of retirement income determined under Section 2.2(B) of the Plan which is payable as a straight life annuity in the manner described in Section 2.2(C) of the Plan on behalf of a Participant to whom the provisions of this Section (B) are applicable, upon his early retirement under the Plan shall be equal to the excess of:

          (a) an amount equal to the sum of:

               (i) the monthly retirement income equal to the greater of:

                    (1) the sum of:

                         (aa) the Participant's Littelfuse Profit Sharing Plan
                    Monthly Retirement Income Equivalent determined as of his Early Retirement Date;

                    plus

                         (bb) his Littelfuse Superseded Retirement Plan Monthly
                    Normal Retirement Benefit multiplied by the Early Retirement Reduction Factor specified in Section 2.2(B)(2) of the Plan that applies at his Early Retirement Date;

                    or

                    (2) the monthly early retirement income to which such
               Participant would have otherwise been entitled as determined under the provisions of Section 2.2(B) of the Plan multiplied by the fraction in which the numerator is his number of years of Credited Service, if any, which were accrued prior to January 1, 1976 and which are in excess of one year and the denominator is his total number of years of Credited Service which are in excess of one year;

               plus

               (ii) the monthly early retirement income to which such Participant would have otherwise been entitled as determined under the provisions of Section 2.2(B) of the Plan multiplied by the fraction in which the numerator is his number of years of Credited Service, exclusive of the greater of (1) one year or (2) his number of years of Credited Service which were accrued prior to January 1, 1976, and the denominator is his total number of years of Credited Service which are in excess of one year, over

          (b) the Participant's Littelfuse. Profit Sharing Plan Retirement Income Equivalent determined as of his Early Retirement Date.

     (5) Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date. Notwithstanding the provisions of Section 1.1(A) of the Plan, the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date which a Participant to whom the provisions of this Section (B) are applicable has accrued under the Plan as of any given date prior to his Normal Retirement Date shall be equal to the monthly retirement income, payable to the Participant for life commencing at his Normal Retirement Date, if he shall then be living, which is the actuarial equivalent of an amount of monthly retirement income, payable to the Participant for life commencing at such given date, equal to:

          (a) an amount equal to the sum of:

               (i) the monthly retirement income equal to the greater of:

                    (1) the sum of:

                         (aa) the Participant's Littelfuse Profit Sharing Plan
                    Monthly Retirement Income Equivalent determined as of such given date;

                    plus

                         (bb) his Littelfuse Superseded Retirement Plan Monthly
                    Normal Retirement Benefit multiplied by a factor that will convert such monthly retirement income payable to the Participant for life commencing on his Normal Retirement Date to an actuarially equivalent monthly retirement income payable to him for life commencing on such given date;

                    or

                    (2) the product of:

                         (aa) the Accrued Deferred Monthly Retirement Income
                    Commencing at Normal Retirement Date which such Participant would have otherwise accrued as of such given date as determined under the provisions of Section 1.1(A) of the Plan multiplied by the fraction in which the numerator is his number of years of Credited Service, if any, at such given date which were accrued prior to January 1, 1976 and which are in excess of one year and the denominator is his total number of years of Credited Service at such given date which are in excess of one year;

                    multiplied by

                         (bb) a factor that will convert such monthly retirement
                    income payable to the Participant for life commencing on his Normal Retirement Date to an actuarially equivalent monthly retirement income payable to him for life commencing on such given date;

                    plus

               (ii) the product of:

                    (1) the Accrued Deferred Monthly Retirement Income
               Commencing at Normal Retirement Date which such Participant would have otherwise accrued as of such given date as determined under the provisions of Section 1.1(A) of the Plan multiplied by the fraction in which the numerator is his number of years of Credited Service at such given date, exclusive of the greater of
               (1) one year or (2) his number of years of Credited Service which were accrued prior to January 1, 1976, and the denominator is his total number of years of Credited Service at such given date which are in excess of one year;

               multiplied by

                    (2) a factor that will convert such monthly retirement
               income payable to the Participant for life commencing on his Normal Retirement Date to an actuarially equivalent monthly retirement income payable to him for life commencing on such given date;

          over

          (b) the Participant's Littelfuse Profit Sharing Plan Monthly Retirement Income Equivalent;

     provided, however, that such Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date which such a Participant has accrued as of a given date shall not exceed an amount that is actuarially equivalent as of such given date to that amount which would cause the monthly retirement income payable to or on behalf of the Participant under the Plan to be in excess of the maximum amount of retirement income permitted under Section 415 of the Internal Revenue Code.

     RIGHT TO AMEND OR TERMINATE FIRST SUPPLEMENT.

     The powers reserved in the Plan with respect to amendment and termination thereof (Sections 6.4 and 6.5, respectively) shall apply with equal force to this First Supplement.

                               SECOND SUPPLEMENT
                           MINIMUM DISTRIBUTION RULES

Section 1. General Rules.

     Section 1.1. Effective Date. The provisions of this Second Supplement will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

     Section 1.2. Precedence. The requirements of this Second Supplement will take precedence over any inconsistent provisions of the Plan.

     Section 1.3. Requirements of Treasury Regulations Incorporated. All distributions required under this Second Supplement will be determined and made in accordance with the treasury regulations under Section 401(a)(9) of the Code.

     Section 1.4. TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Second Supplement, other than Section 1.4, distributions may be made under a designation made before January 1, 1984, in accordance with
Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

Section 2. Time and Manner of Distribution.

     Section 2.1. Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

     Section 2.2. Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

          (a) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

          (b) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

          (c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (d) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

     For purposes of this Section 2.2 and Section 5, distributions are considered to begin on the Participant's required beginning date (or, if Section 2.2(d) applies, the date distributions are required to begin to the surviving spouse under Section 2.2(a)). If annuity payments irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

     Section 2.3. Form of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 3, 4 and 5 of this Second Supplement. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of
Section 401(a)(9) of the Code and the treasury regulations. Any part of the Participant's interest which is in the form of an individual account described in Section 414(k) of the Code will be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and the treasury regulations that apply to individual accounts.

Section 3. Determination of Amount to be Distributed Each Year.

     Section 3.1. General Annuity Requirements. If the Participant's interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

          (a) the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

          (b) the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section 4 or 5;

          (c) once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

          (d) payments will either be nonincreasing or increase only as follows:

               (1) by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

               (2) to the extent of the reduction in the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in Section 4 dies or is no longer the Participant's beneficiary pursuant to a qualified domestic relations order within the meaning of Section 414(p);

               (3) to provide cash refunds of employee contributions upon the Participant's death; or

               (4) to pay increased benefits that result from a Plan amendment.

     Section 3.2. Amount Required to be Distributed by Required Beginning Date. The amount that must be distributed on or before the Participant's required beginning date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Section 2.2(a) or (b)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's required beginning date.

     Section 3.3. Additional Accruals After First Distribution Calendar Year. Any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

Section 4. Requirements for Annuity Distributions That Commence During Participant's Lifetime.

     Section 4.1. Joint Life Annuities Where the Beneficiary Is Not the Participant's Spouse. If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, annuity payments to be made on or after the Participant's required beginning date to the designated beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6T of the treasury regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain.

     Section 4.2. Period Certain Annuities. Unless the Participant's spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the treasury regulations for the calendar year that contains the annuity starting date. If the annuity starting date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the treasury regulations plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the annuity starting date. If the Participant's spouse is the Participant's sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution period, as determined under this Section 4.2, or the joint life and last survivor expectancy of the Participant and the Participant's spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the calendar year that contains the annuity starting date.

Section 5. Requirements for Minimum Distributions Where Participant Dies Before Date Distributions Begin.

     Section 5.1. Participant Survived by Designated Beneficiary. Except as provided in the adoption agreement, if the Participant dies before the date distribution of his or her interest begins and there is a designated beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in Section 2.2(a) or (b), over the life of the designated beneficiary or over a period certain not exceeding:

               (a) unless the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or

               (b) if the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year that contains the annuity starting date.

     Section 5.2. No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     Section 5.3. Death of Surviving Spouse Before Distributions to Surviving Spouse Begin. If the Participant dies before the date distribution of his or her interest begins, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this Section 5 will apply as if the surviving spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Section 2.2(a).

Section 6. Definitions.

     Section 6.1. Designated Beneficiary. The individual who is designated as the beneficiary under Section 3 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-l, Q&A-4, of the treasury regulations.

     Section 6.2. Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 2.2.

     Section 6.3. Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the treasury regulations.

     Section 6.4. Required Beginning Date. The date specified in Section 1.33 of the Plan.

                                THIRD SUPPLEMENT
                             SECTION 415 LIMITATIONS

     Section 1. The limitations of this Supplement shall apply in limitation years beginning on or after July 1, 2007, except as otherwise provided herein.

     Section 2. The Annual Benefit otherwise payable to a Participant under the Plan at any time shall not exceed the Maximum Permissible Benefit. If the benefit the Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the Maximum Permissible Benefit, the benefit shall be limited (or the rate of accrual reduced) to a benefit that does not exceed the Maximum Permissible Benefit.

     Section 3. If the Participant is, or has ever been, a Participant in another qualified defined benefit plan (without regard to whether the plan has been terminated) maintained by the Employer or a predecessor Employer, the sum of the Participant's Annual Benefits from all such plans may not exceed the Maximum Permissible Benefit. Where the Participant's Employer-provided benefits under all such defined benefit plans (determined as of the same age) would exceed the Maximum Permissible Benefit applicable at that age, the Participant's benefit under this Plan will first be reduced until the total Annual Benefits does not exceed the Maximum Permissible Benefit.

     Section 4. The application of the provisions of this Supplement shall not cause the Maximum Permissible Benefit for any Participant to be less than the Participant's accrued benefit under all the defined benefit plans of the Employer or a predecessor Employer as of the end of the last Limitation Year beginning before July 1, 2007 under provisions of the Plans that were both adopted and in effect before April 5, 2007. The preceding sentence applies only if the provisions of such defined benefit plans that were both adopted and in effect before April 5, 2007 satisfied the applicable requirements of statutory provisions, regulations, and other published guidance relating to Section 415 of the Internal Revenue Code in effect as of the end of the last Limitation Year beginning before July 1, 2007, as described in Section 1.415(a)-1(g)(4) of the Income Tax Regulations.

     Section 5. The limitations of this supplement shall be determined and applied taking into account the rules in Section 7.

     Section 6. Definitions.

     Section 6.1. Annual Benefit: A benefit that is payable annually in the form of a straight life annuity. Except as provided below, where a benefit is payable in a form other than a straight life annuity, the benefit shall be adjusted to an actuarially equivalent straight life annuity that begins at the same time as such other form of benefit and is payable on the first day of each month, before applying the limitations of this Supplement. For a Participant who has or will have distributions commencing at more than one annuity starting date, the Annual Benefit shall be determined as of each such annuity starting date (and shall satisfy the limitations of this supplement as of each such date), actuarially adjusting for past and future distributions of benefits commencing at the other annuity starting dates. For this purpose, the determination of whether a new starting date has occurred shall be made without regard to Section 1.401(a)-20, Q&A

10(d), and with regard to Section 1.415(b)1( b)(1)(iii)(B) and (C) of the Income Tax Regulations. No actuarial adjustment to the benefit shall be made for (a) survivor benefits payable to a surviving spouse under a qualified joint and survivor annuity to the extent such benefits would not be payable if the Participant's benefit were paid in another form; (b) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, preretirement incidental death benefits, and postretirement medical benefits); or (c) the inclusion in the form of benefit of an automatic benefit increase feature, provided the form of benefit is not subject to Section 417(e)(3) of the Internal Revenue Code and would otherwise satisfy the limitations of this Supplement, and the Plan provides that the amount payable under the form of benefit in any Limitation Year shall not exceed the limits of this Supplement applicable at the annuity starting date, as increased in subsequent years pursuant to Section 415(d). For this purpose, an automatic benefit increase feature is included in a form of benefit if the form of benefit provides for automatic, periodic increases to the benefits paid in that form. The determination of the Annual Benefit shall take into account social security supplements described in Section 411(a)(9) of the Internal Revenue Code and benefits transferred from another defined benefit plan, other than transfers of distributable benefits pursuant Section 1.411(d)-4, Q&A-3(c), of the Income Tax Regulations, but shall disregard benefits attributable to employee contributions or rollover contributions. Effective for distributions in Plan Years beginning after December 31, 2003, the determination of actuarial equivalence of forms of benefit other than a straight life annuity shall be made in accordance with
Section 6.1(a) or Section 6.1(b).

          (a) Benefit Forms Not Subject to Code Section 417(e)(3): The straight life annuity that is actuarially equivalent to the Participant's form of benefit shall be determined under this Section 6.1(a) if the form of the Participant's benefit is either (1) a nondecreasing annuity (other than a straight life annuity) payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), or (2) an annuity that decreases during the life of the Participant merely because of (a) the death of the survivor annuitant (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant), or (b) the cessation or reduction of Social Security supplements or qualified disability payments (as defined in Section 401(a)(11)).

               (i) Limitation Years beginning before July 1, 2007. For Limitation Years beginning before July 1, 2007, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit computed using whichever of the*** following produces the greater annual amount: (I) the interest rate specified in Section 1.1(B)(1)(b) of the Plan and the mortality table (or other tabular factor) specified in Section 1.1(B)(1)(a) of the Plan for adjusting benefits in the same form; and (II) a 5 percent interest rate assumption and the applicable mortality table defined in Section 1.1(B)(2)(a) of the Plan for that annuity starting date.

               (ii) Limitation Years beginning on or after July 1, 2007. For Limitation Years beginning on or after July 1, 2007, the actuarially equivalent straight life annuity is equal to the greater of (1) the annual amount of the straight life annuity (if any) payable to the Participant under the Plan commencing at the same annuity starting date as the Participant's form of benefit; and (2) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using a 5 percent interest rate assumption and the applicable mortality table defined in Section 1.1(B)(2)(a) of the Plan for that annuity starting date.

               (b) Benefit Forms Subject to Section 417(e)(3): The straight life annuity that is actuarially equivalent to the Participant's form of benefit shall be determined under this paragraph if the form of the Participant's benefit is other than a benefit form described in
          Section 6.1(a). In this case, the actuarially equivalent straight life annuity shall be determined as follows: (i) Annuity Starting Date in Plan Years Beginning After 2005. If the annuity starting date of the Participant's form of benefit is in a Plan Year beginning after 2005, the actuarially equivalent straight life annuity is equal to the greatest of (I) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using the interest rate specified in Section 1.1(A)(1)(b) of the Plan and the mortality table (or other tabular factor) specified in Section 1.1(A)(1)(a) of the Plan for adjusting benefits in the same form; (II) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using a 5.5 percent interest rate assumption and the applicable mortality table defined in Section 1.1(B)(2)(a) of the Plan; and (III) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using the applicable interest rate defined in Section 1.1(B)(2)(b) of the Plan and the applicable mortality table defined in
          Section 1.1(B)(2)(a) of the Plan, divided by 1.05.

               (ii) Annuity Starting Date in Plan Years Beginning in 2004 or 2005. If the annuity starting date of the Participant's form of benefit is in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using whichever of the following produces the greater annual amount: (I) the interest rate specified in Section 1.1(B)(1)(b) of the Plan and the mortality table (or other tabular factor) specified in Section 1.1(B)(1)(a) of the Plan for adjusting benefits in the same form; and (II) a 5.5 percent interest rate assumption and the applicable mortality table defined in Section 1.1(B)(2)(b) of the Plan. If the annuity starting date of the Participant's benefit is on or after the first day of the first Plan Year beginning in 2004 and before December 31, 2004, the application of this Section 6.1(b)(ii) shall not cause the amount payable under the Participant's form of benefit to be less than the benefit calculated under the plan, taking into account the limitations of this Supplement, except that the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using whichever of the following produces the greatest annual amount:

               (I) the interest rate specified in Section 1.1(B)(1)(b) of the Plan and the mortality table (or other tabular factor) specified in
          Section 1.1(B)(1)(a) of the Plan for adjusting benefits in the same form;

               (II) the applicable interest rate defined in Section 1.1(B)(2)(b) of the Plan and the applicable mortality table defined in Section 1.1(B)(2)(a) of the Plan; and

               (III) the applicable interest rate defined in Section 1.1(B)(2)(b) of the Plan (as in effect on the last day of the last Plan Year beginning before January 1, 2004, under provisions of the Plan then adopted and in effect) and the applicable mortality table defined in Section 1.1(B)(2)(a) of the Plan.

     Section 6.2. Compensation: Compensation is defined as wages, within the meaning of Section 3401(a), and all other payments of compensation to an employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the employee a written statement under Sections 6041(d), 6051(a)(3), and 6052. Compensation shall be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)). For Limitation Years beginning on or after July 1, 2007 compensation for a Limitation Year shall also include compensation paid by the later of 2 1/2 months after an employee's severance from employment with the Employer maintaining the plan or the end of the Limitation Year that includes the date of the employee's severance from employment with the Employer maintaining the plan, if:

          (a) the payment is regular compensation for services during the employee's regular working hours, or compensation for services outside the employee's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the employee while the employee continued in employment with the Employer; or,

          (b) the payment is for unused accrued bona fide sick, vacation or other leave that the employee would have been able to use if employment had continued; or

          (c) the payment is received by the employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income.

     Any payments not described above shall not be considered compensation if paid after severance from employment, even if they are paid by the later of 2 1/2 months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment.

     Back pay, within the meaning of Section 1.415(c)-2(g)(8), shall be treated as compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition.

     For Limitation Years beginning after December 31, 1997, compensation paid or made available during such Limitation Year shall include amounts that would otherwise be included in Compensation but for an election under Section 125(a),
Section 402(e)(3), Section 402(h)(1)(B), Section 402(k), or Section 457(b).

     For Limitation Years beginning after December 31, 2000, Compensation shall also include any elective amounts that are not includible in the gross income of the employee by reason of Section 132(f)(4).

     For Limitation Years beginning after December 31, 2001 Compensation shall also include deemed Section 125 compensation. Deemed Section 125 compensation is an amount that is excludable under Section 106 that is not available to a Participant in cash in lieu of group health coverage under a Section 125 arrangement solely because the Participant is unable to certify that he or she has other health coverage. Amounts are deemed Section 125 compensation only if the Employer does not request or otherwise collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

     6.3 Defined Benefit Compensation Limitation: 100 percent of a Participant's High Three-Year Average Compensation, payable in the form of a straight life annuity. The Defined Benefit Compensation Limitation applicable to the Participant in any Limitation Year beginning after the date of severance shall be automatically adjusted by multiplying the limitation applicable to the Participant in the prior Limitation Year by the annual adjustment factor under
Section 415(d) of the Internal Revenue Code that is published in the Internal Revenue Bulletin. The adjusted compensation limit shall apply to Limitation Years ending with or within the calendar year of the date of the adjustment, but a Participant's benefits shall not reflect the adjusted limit prior to January 1 of that calendar year. In the case of a Participant who is rehired after a severance from employment, the Defined Benefit Compensation Limitation is the greater of 100 percent of the Participant's High Three-Year Average Compensation, as determined prior to the severance from employment, as adjusted pursuant to the preceding paragraph, if applicable; or 100 percent of the Participant's High Three-Year Average Compensation, as determined after the severance from employment under Section 6.7.

     Section 6.4. Defined Benefit Dollar Limitation: Effective for Limitation Years ending after December 31, 2001, the Defined Benefit Dollar Limitation is $160,000, automatically adjusted under Section 415(d) of the Internal Revenue Code, effective January 1 of each year, as published in the Internal Revenue Bulletin, and payable in the form of a straight life annuity. The new limitation shall apply to Limitation Years ending with or within the calendar year of the date of the adjustment, but a Participant's benefits shall not reflect the adjusted limit prior to January 1 of that calendar year. The automatic annual adjustment of the Defined Benefit Dollar Limitation under Section 415(d) shall apply to Participants who have had a separation from employment.

     Section 6.5. Employer: For purposes of this Supplement, Employer shall mean the Employer that adopts this plan, and all members of a controlled group of corporations, as defined in Section 414(b) of the Internal Revenue Code, as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c), as modified, except in the case of a brother-sister group of trades or businesses under common control, by Section 415(h)), or affiliated service groups (as defined in Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Internal Revenue Code.

     Section 6.6. Formerly Affiliated Plan of the Employer: A plan that, immediately prior to the cessation of affiliation, was actually maintained by the Employer and, immediately after the cessation of affiliation, is not actually maintained by the Employer. For this purpose, cessation of affiliation means the event that causes an entity to no longer be considered the Employer, such as the sale of a member controlled group of corporations, as defined in
Section 414(b) of the Internal Revenue Code, as modified by Section 415(h), to an unrelated corporation, or that causes a plan to not actually be maintained by the Employer, such as transfer of plan sponsorship outside a controlled group.

     Section 6.7. High Three-Year Average Compensation: The average compensation for the three consecutive years of service (or, if the Participant has less than three consecutive years of service, the Participant's longest consecutive period of service, including fractions of years, but not less than one year) with the Employer that produces the highest average. A year of service with the Employer is the Plan Year. In the case of a Participant who is rehired by the Employer after a severance from employment, the Participant's high three-year average compensation shall be calculated by excluding all years for which the Participant performs no services for and receives no compensation from the Employer (the break period) and by treating the years immediately preceding and following the break period as consecutive. A Participant's compensation for a year of service shall not include compensation in excess of the limitation under
Section 401(a)(17) of the Internal Revenue Code that is in effect for the calendar year in which such year of service begins.

     Section 6.8. Limitation Year: The Plan Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     Section 6.9. Maximum Permissible Benefit: The lesser of the Defined Benefit Dollar Limitation or the Defined Benefit Compensation Limitation (both adjusted where required, as provided below).

          (a) Adjustment for Less Than 10 Years of Participation or Service: If the Participant has less than 10 years of participation in the plan, the Defined Benefit Dollar Limitation shall be multiplied by a fraction -- (i) the numerator of which is the number of Years (or part thereof, but not less than one year) of Participation in the plan, and (ii) the denominator of which is 10. In the case of a Participant who has less than ten Years of Service with the Employer, the Defined Benefit Compensation Limitation shall be multiplied by a fraction -- (i) the numerator of which is the number of Years (or part thereof, but not less than one year) of Service with the Employer, and (ii) the denominator of which is 10.

          (b) Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement Before Age 62 or after Age 65: Effective for benefits commencing in Limitation Years ending after December 31, 2001, the Defined Benefit Dollar Limitation shall be adjusted if the annuity starting date of the Participant's benefit is before age 62 or after age 65. If the annuity starting date is before age 62, the Defined Benefit Dollar Limitation shall be adjusted under
     Section 6.9(b)(i), as modified by Section 6.9(b)(iii). If the annuity starting date is after age 65, the Defined Benefit Dollar Limitation shall be adjusted under Section 6.9(b)(ii), as modified by Section 6.9(b)(iii).

          (i) Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement Before Age 62:

                    I. Limitation Years Beginning Before July 1, 2007. If the
               annuity starting date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant's annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under Section 6.9(a) for years of participation less than 10, if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) the interest rate specified in Section 1.1(B)(1)(b) of the Plan and the mortality table (or other tabular factor) specified in
               Section 1.1(B)(1)(a) of the Plan; or (2) a 5 percent interest rate assumption and the applicable mortality table as defined in
               Section 1.1(B)(2)(b)of the Plan.

                    II. Limitation Years Beginning on or After July 1, 2007.

                         A. Plan Does Not Have Immediately Commencing Straight
                    Life Annuity Payable at Both Age 62 and the Age of Benefit Commencement. If the annuity starting date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant's annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under Section 6.9(a) for years of participation less than 10, if required) with actuarial equivalence computed using a 5 percent interest rate assumption and the applicable mortality table for the annuity starting date as defined in Section 1.1(B)(2)(a) of the Plan (and expressing the Participant's age based on completed calendar months as of the annuity starting date).

                         B. Plan Has Immediately Commencing Straight Life
                    Annuity Payable at Both Age 62 and the Age of Benefit Commencement. If the annuity starting date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant's annuity starting date is the lesser of the limitation determined under Section 6.9(b)(i)II.A. and the Defined Benefit Dollar Limitation (adjusted under Section 6.9(a) for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the plan at the Participant's annuity starting date to the annual amount of the immediately commencing straight life annuity under the plan at age 62, both determined without applying the limitations of this Supplement.

          (ii) Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement After Age 65:

                    I. Limitation Years Beginning Before July 1, 2007. If the
               annuity starting date for the Participant's benefit is after age 65 and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant's annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under Section 6.9(a) for years of participation less than 10, if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) the interest rate specified in Section 1.1(B)(1)(b) of the Plan and the mortality table (or other tabular factor) specified in
               Section 1.1(B)(1)(a)of the Plan; or (2) a 5-percent interest rate assumption and the applicable mortality table as defined in
               Section 1.1(B)(2)(a) of the Plan.

                    II. Limitation Years Beginning Before July 1, 2007.

                         A. Plan Does Not Have Immediately Commencing Straight
                    Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement. If the annuity starting date for the Participant's benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant's annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under Section 6.9(a) for years of participation less than 10, if required), with actuarial equivalence computed using a 5 percent interest rate assumption and the applicable mortality table for that annuity starting date as defined in Section 1.1(B)(2)(a) of the Plan (and expressing the Participant's age based on completed calendar months as of the annuity starting date).

                         B. Plan Has Immediately Commencing Straight Life
                    Annuity Payable at Both Age 65 and the Age of Benefit Commencement. If the annuity starting date for the Participant's benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant's annuity starting date is the lesser of the limitation determined under Section 6.9(b)(ii)II.A. and the Defined Benefit Dollar Limitation (adjusted under Section 6.9(a) for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the plan at the Participant's annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the plan at age 65, both determined without applying the limitations of this Supplement. For this purpose, the adjusted immediately commencing straight life annuity under the plan at the Participant's annuity starting date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant's accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the plan at age 65 is the annual amount of such annuity that would be payable under the plan to a hypothetical Participant who is age 65 and has the same accrued benefit as the Participant.

               (iii) Notwithstanding the other requirements of this Section 6.9(b), no adjustment shall be made to the Defined Benefit Dollar Limitation to reflect the probability of a Participant's death between the annuity starting date and age 62, or between age 65 and the annuity starting date, as applicable, if benefits are not forfeited upon the death of the Participant prior to the annuity starting date. To the extent benefits are forfeited upon death before the annuity starting date, such an adjustment shall be made. For this purpose, no forfeiture shall be treated as occurring upon the Participant's death if the plan does not charge Participants for providing a qualified preretirement survivor annuity, as defined in Section 417(c) of the Internal Revenue Code, upon the Participant's death.

          (c) Minimum benefit permitted: Notwithstanding anything else in this Section to the contrary, the benefit otherwise accrued or payable to a Participant under this plan shall be deemed not to exceed the Maximum Permissible Benefit if:

               (i) the retirement benefits payable for a Limitation Year under any form of benefit with respect to such Participant under this plan and under all other defined benefit plans (without regard to whether a plan has been terminated) ever maintained by the Employer do not exceed $10,000 multiplied by a fraction - (I) the numerator of which is the Participant's number of Years (or part thereof, but not less than one year) of Service (not to exceed 10) with the Employer, and
          (II) the denominator of which is 10; and

               (ii) the Employer (or a predecessor Employer) has not at any time maintained a defined contribution plan in which the Participant participated (for this purpose, mandatory employee contributions under a defined benefit plan, individual medical accounts under Section 401(h), and accounts for postretirement medical benefits established under Section 419A(d)(1) are not considered a separate defined contribution plan).

     Section 6.10. Predecessor Employer: If the Employer maintains a plan that provides a benefit which the Participant accrued while performing services for a former Employer, the former Employer is a predecessor Employer with respect to the Participant in the plan. A former entity that antedates the Employer is also a predecessor Employer with respect to a Participant if, under the facts and circumstances, the Employer constitutes a continuation of all or a portion of the trade or business of the former entity.

     Section 6.11. Severance from Employment: An employee has a severance from employment when the employee ceases to be an employee of the Employer maintaining the plan. An employee does not have a severance from employment if, in connection with a change of employment, the employee's new Employer maintains the plan with respect to the employee.

     Section 6.12. Year of Participation: The Participant shall be credited with a Year of Participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met: (1) the Participant is credited with at least the number of hours of service (or period of service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and (2) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period. If these two conditions are met, the portion of a year of participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of
Section 415(c)(3)(C)(i) of the Internal Revenue Code for an accrual computation period shall receive a Year of Participation with respect to that period. In addition, for a Participant to receive a Year of Participation (or part thereof) for an accrual computation period, the plan must be established no later that the last day of such accrual computation period. In no event shall more than one Year of Participation be credited for any 12-month period.

     Section 6.13. Year of Service: For purposes of Section 6.7, the Participant shall be credited with a Year of Service (computed to fractional parts of a year) for each accrual computation period for which the Participant is credited with at least the number of hours of service (or period of service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, taking into account only service with the Employer or a predecessor Employer.

     Section 7. Other Rules.

     Section 7.1. Benefits Under Terminated Plans. If a defined benefit plan maintained by the Employer has terminated with sufficient assets for the payment of benefit liabilities of all plan Participants and a Participant in the plan has not yet commenced benefits under the plan, the benefits provided pursuant to the annuities purchased to provide the Participant's benefits under the terminated plan at each possible annuity starting date shall be taken into account in applying the limitations of this Supplement. If there are not sufficient assets for the payment of all Participants' benefit liabilities, the benefits taken into account shall be the benefits that are actually provided to the Participant under the terminated plan.

     Section 7.2. Benefits Transferred From the Plan. If a Participant's benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan maintained by the Employer and the transfer is not a transfer of distributable benefits pursuant Section 1.411(d)-4, Q&A-3(c), of the Income Tax Regulations, the transferred benefits are not treated as being provided under the transferor plan (but are taken into account as benefits provided under the transferee plan). If a Participant's benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan that is not maintained by the Employer and the transfer is not a transfer of distributable benefits pursuant Section 1.411(d)-4, Q&A-3(c), of the Income Tax Regulations, the transferred benefits are treated by the Employer's plan as if such benefits were provided under annuities purchased to provide benefits under a plan maintained by the Employer that terminated immediately prior to the transfer with sufficient assets to pay all Participants' benefit liabilities under the plan. If a Participant's benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan in a transfer of distributable benefits pursuant Section 1.411(d)-4, Q&A-3(c), of the Income Tax Regulations, the amount transferred is treated as a benefit paid from the transferor plan.

     Section 7.3. Formerly Affiliated Plans of the Employer. A formerly affiliated plan of an Employer shall be treated as a plan maintained by the Employer, but the formerly affiliated plan shall be treated as if it had terminated immediately prior to the cessation of affiliation with sufficient assets to pay Participants' benefit liabilities under the plan and had purchased annuities to provide benefits.

     Section 7.4. Plans of a Predecessor Employer. If the Employer maintains a defined benefit plan that provides benefits accrued by a Participant while performing services for a predecessor Employer, the Participant's benefits under a plan maintained by the predecessor Employer shall be treated as provided under a plan maintained by the Employer. However, for this purpose, the plan of the predecessor Employer shall be treated as if it had terminated immediately prior to the event giving rise to the predecessor Employer relationship with sufficient assets to pay Participants' benefit liabilities under the plan, and had purchased annuities to provide benefits; the Employer and the predecessor Employer shall be treated as if they were a single Employer immediately prior to such event and as unrelated Employers immediately after the event; and if the event giving rise to the predecessor relationship is a benefit transfer, the transferred benefits shall be excluded in determining the benefits provide under the plan of the predecessor Employer.

     Section 7.5. Special Rules. The limitations of this Supplement shall be determined and applied taking into account the rules in Section 1.415(f)-1(d),
(e) and (h) of the Income Tax Regulations.

     Section 7.6. Aggregation with Multiemployer Plans.

          (a) If the Employer maintains a multiemployer plan, as defined in
     Section 414(f) of the Internal Revenue Code, and the multiemployer plan so provides, only the benefits under the multiemployer plan that are provided by the Employer shall be treated as benefits provided under a plan maintained by the Employer for purposes of this Supplement.

          (b) Effective for Limitation Years ending after December 31, 2001, a multiemployer plan shall be disregarded for purposes of applying the compensation limitation of Sections 6.3 and 6.9(a) to a plan which is not a multiemployer plan.